Filed pursuant to Rule 497(c) and (h) under
                                          the Securities Act of 1933, as Amended
                                                             File no. 333-154254


The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

                   Subject to Completion Dated April 29, 2010


Preliminary Prospectus Supplement
(To Prospectus dated April 9, 2010)

                          Energy Income and Growth Fund
                             1,200,000 Common Shares


         Energy Income and Growth Fund (the "Fund") is offering 1,200,000 of its common shares of beneficial interest, par value $0.01 per share, pursuant to this prospectus supplement and the accompanying prospectus dated April 9, 2010 ("Common Shares"). The Fund is a non-diversified, closed-end management investment company which commenced investment operations in June 2004. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector. This prospectus supplement, together with the accompanying prospectus, sets forth the information that you should know before investing.

         The Fund's currently outstanding common shares of beneficial interest are, and the Common Shares offered by this prospectus supplement and accompanying prospectus, subject to notice of issuance, will be, listed on the NYSE Amex (formerly the American Stock Exchange) under the symbol "FEN." The last reported sale price of the Fund's common shares on April 28, 2010 was $25.58 per share. The net asset value per share of the Fund's common shares at the close of business on April 28, 2010 was $22.69.

         This investment involves risks. See "Risks" beginning on page 37 of the accompanying prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus supplement and the accompanying prospectus before making a decision to purchase any Common Shares.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

                                            Per Share               Total
Public offering price                              $                        $
Underwriting discount(1)                           $                        $
Proceeds, before expenses, to us(2)                $                        $
-----------
(1) The Fund has also agreed to reimburse the underwriters for certain out-of-pocket legal expenses incurred by them up to an aggregate of $60,000 with respect to this offering.
(2) The aggregate offering expenses, including expenses agreed to be paid by the Fund in footnote (1) above, are estimated to be $187,900, all of which will be borne by the Fund.

         The underwriters may also purchase up to an additional 180,000 Common Shares at the public offering price, less the underwriting discount to cover over-allotments, if any, within 30 days from the date of this prospectus supplement. If the underwriters exercise the option in full, the total public offering price will be $ , the total underwriting discount will be $ , and the total proceeds, before expenses, to the Fund will be $ .

         The underwriters are offering the Common Shares as set forth under "Underwriting" beginning on page S-9 of this prospectus supplement. Delivery of the Common Shares is expected to be made on or about May , 2010.


                            Sole Book-Running Manager

                               RBC Capital Markets

                                   Co-Managers

BB&T Capital Markets,                          Janney Montgomery Scott                Ladenburg Thalmann & Co. Inc.
a division of Scott & Stringfellow, LLC

Maxim Group LLC                 Oppenheimer & Co.           Wedbush Securities Inc.           Wunderlich Securities

                       Prospectus Supplement dated , 2010

         This prospectus supplement, together with the accompanying prospectus and the SAI, as defined below, sets forth concisely the information that you should know before investing. You should read the prospectus supplement and accompanying prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares. The Statement of Additional Information (the "SAI"), dated April 9, 2010, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus supplement and the accompanying prospectus. This prospectus supplement, the accompanying prospectus and the SAI are part of a "shelf" registration statement on Form N-2 (the "Registration Statement") that the Fund filed with the SEC. This prospectus supplement describes the specific details regarding this offering, including the method of distribution. If information in this prospectus supplement is inconsistent with the accompanying prospectus or the SAI, you should rely on this prospectus supplement. You may request a free copy of the SAI, the table of contents of which is on page 66 of the accompanying prospectus, annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling
(800) 988-5891, by writing to the Fund or from the Fund's or the Advisor's (as defined herein) website (http://www.ftportfolios.com). Please note that the information contained in the Fund's or the Advisor's website, whether currently posted or posted in the future, is not part of this prospectus supplement, the accompanying prospectus or the documents incorporated by reference in this prospectus supplement and the accompanying prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC's website (http://www.sec.gov).

                                TABLE OF CONTENTS

                                                                                              PAGE
                              PROSPECTUS SUPPLEMENT

PROSPECTUS SUPPLEMENT SUMMARY..................................................................S-1
SUMMARY OF FUND EXPENSES.......................................................................S-5
CAPITALIZATION.................................................................................S-7
MARKET AND NET ASSET VALUE INFORMATION.........................................................S-8
USE OF PROCEEDS................................................................................S-9
UNDERWRITING...................................................................................S-9
EXPERTS ......................................................................................S-12
LEGAL MATTERS.................................................................................S-12
AVAILABLE INFORMATION.........................................................................S-12
INDEX TO FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2009...................F-1


                                   PROSPECTUS
PROSPECTUS SUMMARY...............................................................................1
SUMMARY OF FUND EXPENSES........................................................................22
FINANCIAL HIGHLIGHTS............................................................................24
SENIOR SECURITIES...............................................................................26
MARKET AND NET ASSET VALUE INFORMATION..........................................................27
THE FUND........................................................................................28
USE OF PROCEEDS.................................................................................28
THE FUND'S INVESTMENTS..........................................................................28
USE OF FINANCIAL LEVERAGE.......................................................................33
RISKS 37
MANAGEMENT OF THE FUND..........................................................................50
NET ASSET VALUE.................................................................................52
DISTRIBUTIONS...................................................................................53
DIVIDEND REINVESTMENT PLAN......................................................................53
PLAN OF DISTRIBUTION............................................................................54
DESCRIPTION OF SHARES...........................................................................55
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS......................................58
STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES AND CHANGE IN FUND STRUCTURE....................59
TAX MATTERS.....................................................................................61
CORPORATE FINANCE SERVICES AND CONSULTING FEE...................................................65
CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT.....................................................65
LEGAL OPINIONS..................................................................................65
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION...................................66

         You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus in making your investment decision. The Fund has not authorized any person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus supplement and in the accompanying prospectus is accurate only as of the dates on their covers or the dates of such information, as applicable. The Fund's business, financial condition and prospects may have changed since such dates.

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

         This prospectus supplement, the accompanying prospectus and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Many factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial, petroleum, energy and other markets, the price at which the Fund's common shares will trade in the public markets and other factors discussed in the Fund's periodic filings with the SEC.

         Although the Fund believes that the expectations expressed in any forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in such forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" section of the accompanying prospectus. You are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for the Fund's ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement, the accompanying prospectus and the SAI are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended (the "Securities Act").

         Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of the accompanying prospectus. The Fund urges you to review carefully this section for a more detailed discussion of the risks of an investment in its securities.

                          PROSPECTUS SUPPLEMENT SUMMARY

         The following summary contains basic information about the Fund and the securities offered hereby. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained in this prospectus supplement and in the accompanying prospectus and in the SAI, especially the information set forth under the heading "Risks" beginning on page 37 of the accompanying prospectus.

The Fund

         Energy Income and Growth Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of publicly traded MLPs and related public entities in the energy sector. The Fund commenced operations upon completion of its initial public offering of common shares in June 2004, raising approximately $122 million in equity after the payment of offering expenses. As of April 28, 2010, the Fund had 7,609,755 common shares outstanding and net assets applicable to common shares of approximately $172.7 million.

Investment Advisor and Sub-Advisor

         First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") is the Fund's investment advisor, responsible for supervising the Fund's sub-advisor, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Fund's sub-advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Advisor") is the Fund's sub-advisor and is primarily responsible for the day-to-day supervision and investment strategy of the Fund.

         First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $30 billion in assets which it managed or supervised as of March 31, 2010.

         Energy Income Partners is a Delaware limited liability company and a registered investment advisor, which provides professional asset management services in the area of energy-related MLPs, and other high-payout securities. Founded in 2003, Energy Income Partners serves as investment advisor to investment portfolios with approximately $433 million in assets among three separate funds which it managed as of March 31, 2010.

         Pursuant to an investment management agreement between First Trust Advisors and the Fund, the Fund pays an annual management fee for the services and facilities provided by First Trust Advisors, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets. For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's leverage), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than debt representing leverage).

         The Sub-Advisor receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee. See "Management of the Fund" on page 50 of the accompanying prospectus.

Investment in Sub-Advisor Entities

         First Trust Portfolios L.P., an affiliate of the Advisor, is in negotiations to purchase, through one or more affiliates or wholly-owned subsidiaries, up to a 20% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, a Delaware limited liability company and affiliate of the Sub-Advisor. The completion of these transactions are subject to a number of conditions, including entering into definitive agreements with regard to each transaction and closing of such transactions contemporaneously. There can be no assurance that the transactions will be completed.

Portfolio Investments

         The Fund's investments consist of equity and/or debt securities issued by energy companies and energy sector MLPs and MLP-related entities. The companies in which the Fund invests are generally involved in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services.

         Under normal market conditions, as a non-fundamental policy, the Fund invests at least 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies and energy sector MLPs and MLP-related entities, and invests at least 65% of its Managed Assets in equity securities of such MLPs and MLP-related entities.

         The Fund has adopted the following additional non-fundamental investment policies:

         o The Fund may invest up to 35% of its Managed Assets in unregistered or otherwise restricted securities (including up to 10% of its Managed Assets in securities issued by private companies). The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies.

         o The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including below investment grade securities, which are commonly referred to as "junk bonds." Below investment grade debt securities will be rated at least "B3" by Moody's Investors Service, Inc. and at least "B-" by Standard & Poor's Ratings Group at the time of purchase, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Sub-Advisor.

         o The Fund will not invest more than 10% of its Managed Assets in any single issuer.

         o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of financial leverage or market risks associated with the Fund's portfolio.

         o The Fund may invest up to 15% of its Managed Assets in non-U.S. securities as well as hedge the currency risk of the non-U.S. securities using derivative instruments.

         To generate additional income, the Fund writes (or sells) covered call options on the common stock of energy companies held in the Fund's portfolio.

         See "The Fund's Investments" beginning on page 28 of the accompanying prospectus.

         As of March 31, 2010, the Fund's top 10 holdings by issuer were:

                                                      Percentage of
     Name                                           Total Investments*
     ----------------------------------------     -----------------------
     Magellan Midstream Partners, L.P.                      9.4%
     Enterprise Products Partners, L.P.                     6.9
     Plains All American Pipeline, L.P.                     6.2
     NuStar Energy, L.P.                                    5.2
     Kinder Morgan Energy Partners, L.P.                    5.0
     ONEOK Partners, L.P.                                   4.0
     Kinder Morgan Management, LLC.                         3.9
     William Cos., Inc.                                     3.9
     Enterprise GP Holdings, L.P.                           3.7
     UGI Corp.                                              3.7
                                                  -----------------------
               Total                                       51.9%

      _______________________
      * As of March 31, 2010, the value of the Fund's investment portfolio was $268,074,694.

Recent Equity Sales

         In February 2010, the Fund sold 805,000 Fund common shares in an underwritten public offering. Net proceeds of the offering were used to acquire portfolio securities in accordance with the Fund's investment objective and policies and for general corporate purposes.

         On May 19, 2009, the Fund entered into an equity sales agreement with a registered broker-dealer, whereby the Fund may offer and sell up to 1,000,000 of the Fund's common shares from time to time through such broker-dealer, as agent for the offer and sale of the Fund's common shares (the "Equity Sales Agreement"). Under the Equity Sales Agreement, upon written instructions from the Fund, the broker-dealer has agreed to use its commercially reasonable efforts to sell, as agent for the Fund, Fund common shares by means of ordinary brokers' transactions on the NYSE Amex at market prices prevailing at the time of the sale or at negotiated prices. While the Equity Sales Agreement contemplates an offering of up to 1,000,000 common shares, the precise number of common shares to be sold will depend primarily on future market conditions. The Fund will suspend sales of common shares under the Equity Sales Agreement during the offering of the Common Shares and may resume sales on the 45th day following the date of the prospectus supplement, which 45-day period may be extended in the event the Fund, during the last 17 days of such period, issues an earnings release or material news or a material event relating to the Fund, the Advisor or the Sub-Advisor occurs. See "Underwriting" beginning on page S-9. As of April 28, 2010, the Fund had sold 259,962 common shares pursuant to the Equity Sales Agreement.

Financial Leverage

         The Fund has entered into a $70,000,000 committed facility agreement with BNP Paribas Prime Brokerage Inc. (the "Commitment Facility"). As of April 20, 2010, the principal amount of borrowings under the Commitment Facility was $61,300,000, representing approximately 25.7% of the Fund's Managed Assets. As of April 20, 2010, the Fund had $8,700,000 of unutilized funds available for borrowing under the Commitment Facility. Outstanding balances under the Commitment Facility generally accrue interest at a variable annual rate equal to the three-month LIBOR plus 1.50%. As of April 20, 2010, the rate was 1.80%. The Commitment Facility also has an annual unused fee of 0.80% on the unutilized funds available for borrowing. The total annual interest and fee rate as of April 20, 2010 was 1.68%, based on the total commitment of $70,000,000. Assuming that the Fund's leverage costs remain as described above (at an assumed average annual cost of 1.68%) and leverage as a percentage of the Fund's Managed Assets remains at 25.7%, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.49%.

         Adjusted to reflect the impact of 1,200,000 Common Shares issued in the offering contemplated by this prospectus supplement and accompanying prospectus and an anticipated leverage percentage of approximately % of the Fund's Managed Assets, the total annual interest and fee rate as of April 20, 2010 would be % and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover its leverage costs would be %. The following table is designed to illustrate the effect of leverage on common share total return after the issuance of Common Shares contemplated by this prospectus supplement and accompanying prospectus, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks - Leverage Risk", beginning on page 42 of the accompanying prospectus. The table further assumes leverage representing % of the Fund's Managed Assets, net of expenses, and the Fund's current annual leverage interest and fee rate of %.

Assumed Portfolio Total Return (Net of Expenses)..........   -10%        -5%         0%        5%        10%

Common Share Total Return.................................       %           %          %         %          %

Distributions

         The Fund has paid distributions to common shareholders every quarter since inception. Payment of future distributions is subject to approval by the Fund's Board of Trustees, as well as meeting the covenants of any senior debt and the asset coverage requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), including covenants contained in the Commitment Facility. The Fund's next regularly scheduled quarterly distribution will be for the quarter ending July 31, 2010 and, if approved by the Board of Trustees, will be paid to common shareholders on or about July 30, 2010. The distributions the Fund has paid since inception are as follows:

               Payment Date                          Distribution Per Share ($)
             October 29, 2004                                  0.3250
             January 31, 2005                                  0.3300
             April 29, 2005                                    0.3300
             July 29, 2005                                     0.3300
             October 31, 2005                                  0.3350
             January 31, 2006                                  0.3350
             April 28, 2006                                    0.3400
             July 31, 2006                                     0.3450
             October 31, 2006                                  0.3550
             January 31, 2007                                  0.3750
             April 30, 2007                                    0.3800
             July 31, 2007                                     0.3850
             October 31, 2007                                  0.3850
             January 31, 2008                                  0.3850
             April 30, 2008                                    0.3950
             July 31, 2008                                     0.4400
             October 31, 2008                                  0.4400
             January 30, 2009                                  0.4400
             April 30, 2009                                    0.4400
             July 31, 2009                                     0.4400
             October 30, 2009                                  0.4400
             January 29, 2010                                  0.4400
             April 30, 2010                                    0.4450*
              _______________________
              * The Common Shares offered hereby will not be entitled to receive such distribution.

The Offering

Common Shares offered                  1,200,000 shares(1)

Fund common shares outstanding
after this offering                    8,809,755 shares(1)

Use of proceeds                        The Fund estimates that the net proceeds
                                       from this offering after expenses without
                                       exercise of the overallotment option will
                                       be approximately $     million.(2) The
                                       Fund intends to use these net proceeds to acquire portfolio securities in pursuit of its investment objective and policies and for general corporate purposes. See
                                       "Use of Proceeds" on page S-9.

Risk factors                           See the section entitled "Risks" and
                                       other information included in the
                                       accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in the Common
                                       Shares.

NYSE Amex symbol                       "FEN"

____________________
(1) The number of common shares of the Fund outstanding after the offering assumes the underwriters' over-allotment option is not exercised. If the over-allotment option is exercised in full, the Fund will issue and sell an additional 180,000 Common Shares.
(2) If the over-allotment option is exercised in full, the Fund estimates that the net proceeds from this offering after expenses will be
      approximately $       million.

                            SUMMARY OF FUND EXPENSES

         The following table contains information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund's expenses, including leverage costs, as a percentage of the Fund's net assets as of April 20, 2010. As of that date, the Fund had $61,300,000 of leverage outstanding pursuant to the Commitment Facility. Such leverage represented 25.7% of Managed Assets as of April 20, 2010. Additionally, the following table and example contain information assuming the issuance of the 1,200,000 Common Shares offered hereby and anticipated leverage of $ , or % of the Fund's Managed Assets.

Shareholder Transaction Expenses:
Underwriting Discount (as a percentage of offering price)(1)........       %
Offering Expenses Borne by the Fund
   (as a percentage of offering price)..............................       %
Dividend Reinvestment Plan Fees..................................... None(2)

                                                                                                 Percentage of Net
                                                                         Percentage of Net      Assets Attributable
                                                                      Assets Attributable to         to Common
                                                                        Common Shareholders    Shareholders at April
                                                                                at              20, 2010, (Assuming
                                                                          April 20, 2010          the issuance of
                                                                          (25.7% Leverage        1,200,000 Common
                                                                         Outstanding as of      Shares and        %
                                                                          April 20, 2010)      Leverage Outstanding)
                                                                      ------------------------------------------------
Annual Expenses:
Management Fees(3)..................................................            1.35%                        %
Interest and Fees on Leverage(4)....................................            0.67%                        %
Offering Costs(5)...................................................            0.25%                        %
Other Expenses (exclusive of current and deferred income tax
expense (benefit))(6)...............................................            0.41%                        %
                                                                               ------                     ------
Total Annual Expenses...............................................            2.68%                        %
Fee and Expense Reimbursement.......................................             -                          -
                                                                               ------                     ------
Total Net Annual Expenses...........................................            2.68%                        %
                                                                               ======                     ======
----------------------------------------------------------------------------------------------------------------------

(1) The Fund will pay all offering costs of the Fund. The Fund has also agreed to reimburse the underwriters for certain out-of-pocket legal expenses incurred by them up to an aggregate of $60,000 with respect to this offering.
(2) You will pay brokerage charges if you direct PNC Global Investment Servicing (U.S.) Inc., as agent for the Common Shareholders Dividend Reinvestment Plan, to sell your Common Shares held in a dividend reinvestment account.
(3) Represents the aggregate fee payable to the Advisor (and by the Advisor to the Sub-Advisor).
(4) Interest and fees on leverage in the first column of the table reflect the actual cost to the Fund of borrowing, expressed as a percentage of the Fund's average daily net assets as of April 20, 2010. Interest and fees on leverage in the second column reflect the cost to the Fund of borrowing, expressed as a percentage of the Fund's net assets as of April 20, 2010, assuming the issuance of the 1,200,000 Common Shares offered hereby and
     leverage of    % of the Fund's Managed Assets, based upon interest rates
     in effect as of April 20, 2010.
(5) Offering costs in the first column of the table represent amortized offering costs associated with the Equity Sales Agreement. Offering costs in the second column represent the remaining unamortized offering costs associated with the Equity Sales Agreement.


                                      S-5




(6) Current and deferred income tax expense (benefit) varies based on the Fund's net investment income and realized and unrealized investment gain and losses, which cannot be predicted. Accordingly, other expenses do not include current or deferred income tax expense (benefit). The Fund's current and deferred income tax expense (benefit) as a percentage of average net assets by fiscal year from inception through November 30, 2009 has been as follows:
     Period June 24, 2004 (commencement of operations)
          Through November 30, 2004..............................     16.18%
     Year Ended November 30, 2005................................      5.98%
     Year Ended November 30, 2006................................     10.84%
     Year Ended November 30, 2007................................      4.58%
     Year Ended November 30, 2008................................    (24.83)%
     Year Ended November 30, 2009................................     22.47%

     The purpose of the tables above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming: (i) an underwriting discount of 4.00% and offering expenses of % of the offering price,
(ii) total annual expenses of % of net assets attributable to common shares through year 10 (excluding deferred income tax expense (benefit)), (iii) a 5% annual return and (iv) all distributions are reinvested at net asset value.(1)

         1 Year         3 Years         5 Years         10 Years
           $               $               $               $


--------------------------------------------------------------------------------
(1) The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that all dividends and distributions are reinvested at net asset value and that the Fund is engaged in leverage of % of Managed Assets, assuming interest and fees on leverage of %. The interest and fees on leverage is expressed as an interest rate and represents interest and fees payable on its current credit facility. Actual expenses may be greater or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                 CAPITALIZATION

     The following table sets forth the Fund's capitalization at April 20, 2010:

         o    on a historical basis; and

         o as adjusted to reflect (1) the issuance of 1,200,000 Common Shares at $ per share, in the offering contemplated by this prospectus supplement, after deducting the underwriting discount of $ and offering expenses payable by the Fund of approximately $187,900 and (2) an adjusted leverage percentage of approximately % of the Fund's Managed Assets.


                                                                        Actual            As Adjusted(1)(2)(3)
                                                                   __________________     ____________________

Borrowings                                                             $61,300,000                     $

Shareholder's equity
Common Shares, $0.01 par value per share, unlimited shares
authorized, 7,609,755 shares outstanding (actual) and
8,809,755 shares outstanding (as adjusted)                             124,146,049
Accumulated net investment income (loss), net
of income taxes                                                        (17,820,502)           (17,820,502)
Accumulated net realized gain (loss) on investments
and written options, net of income taxes                                 2,399,720              2,399,720
Net unrealized appreciation (depreciation) of investments
and written options, net of income taxes                                68,883,665             68,883,665
                                                                   ------------------     ------------------
Net assets applicable to common shareholders                           177,608,932
                                                                   ------------------     ------------------
Total Capitalization                                                  $238,908,932                     $
                                                                   ==================     ==================

------------------------------------------------------------------------------------------------------------

(1) No additional common shares have been sold under the Equity Sales Agreement since December 28, 2009.
(2) Does not include the underwriters' over-allotment option of 180,000 Common Shares.
(3) Prior Commitment Facility lender approval will be required for borrowings above $70,000,000 under the Commitment Facility. There is no assurance that such approval will be obtained.

                     MARKET AND NET ASSET VALUE INFORMATION

         The Fund's currently outstanding common shares are, and the Common Shares offered by this prospectus supplement and accompanying prospectus, subject to notice of issuance, will be, listed on the NYSE Amex. The Fund's common shares commenced trading on the NYSE Amex (formerly the American Stock Exchange) on June 25, 2004.

         The Fund's common shares have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value. The Fund's issuance of the Common Shares or additional common shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares. The continued development of alternatives as vehicles for investing in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of the Fund's common shares to trade at a premium in the future. See "Risks - Market Discount From Net Asset Value," beginning on page 49 of the accompanying prospectus.

         The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on the NYSE Amex (formerly the American Stock Exchange), and the corresponding net asset value per share and the premium or discount to net asset value per share at which the Fund's common shares were trading. Net asset value is determined daily as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time). Prior to August 1, 2008, net asset value was determined on each Friday and as of the end of each month. See "Net Asset Value" on page 52 of the accompanying prospectus for information as to the determination of the Fund's net asset value.

                                                                                         PREMIUM/(DISCOUNT)
                                        MARKET PRICE(1)         NET ASSET VALUE (2)      TO NET ASSET VALUE
Quarter Ended                           High       Low          High       Low           High         Low
March 31, 2008.......................   $24.60     $21.16       $26.18     $24.49        (6.04)%      (13.60)%
June 30, 2008........................   $25.80     $22.36       $25.46     $23.91          1.34%       (6.48)%
September 30, 2008...................   $23.33     $18.26       $22.18     $20.71          5.18%      (11.83)%
December 31, 2008....................   $20.20     $11.21       $19.14     $12.71          5.54%      (11.80)%
March 31, 2009.......................   $19.04     $14.02       $15.89     $13.76         19.82%         1.89%
June 30, 2009........................   $20.75     $16.83       $18.04     $15.95         15.02%         5.52%
September 30, 2009...................   $22.31     $18.40       $18.48     $16.95         20.73%         8.55%
December 31, 2009....................   $25.20     $21.17       $21.00     $19.69         20.00%         7.52%
March 31, 2010.......................   $24.59     $21.69       $22.64     $21.03          8.61%         3.14%

--------------------------------------------------------------------------------------------------------------

(1)  Based on high and low closing market price for the respective quarter.
(2) Based on the net asset value calculated daily as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time). Prior to August 1, 2008, net asset value was determined on each Friday and as of the end of each month.

         The last reported sale price, net asset value per share and percentage premium to net asset value per share of the common shares as of April 28, 2010 were $25.58, $22.69 and 12.74%, respectively. As of April 28, 2010, the Fund had 7,609,755 common shares outstanding and Managed Assets of the Fund were $237,488,393.

                                 USE OF PROCEEDS

         The Fund estimates that the net proceeds from this offering will be approximately $ , after deducting the underwriting discount and estimated offering expenses payable by the Fund. If the underwriters exercise their over-allotment option in full, the Fund estimates that net proceeds from this offering will be approximately $ million, after deducting the underwriting discount and estimated offering expenses payable by the Fund.

         The Fund intends to use the net proceeds of this offering to acquire portfolio securities in accordance with its investment objective and policies and for general corporate purposes. Pending such investments, the Fund anticipates either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns and reduce the Fund's distribution to common shareholders.


                                  UNDERWRITING

         RBC Capital Markets Corporation is acting as the representative of the underwriters of this offering. Under the terms of an underwriting agreement dated the date of this prospectus supplement, the underwriters set forth below have agreed to purchase from the Fund the number of Common Shares set forth opposite their name.

         Name                                                                    Number of Common Shares
                                                                                 -----------------------

         RBC Capital Markets Corporation .....................................
         BB&T Capital Markets, a division of Scott & Stringfellow, LLC .......
         Janney Montgomery Scott LLC .........................................
         Ladenburg Thalmann & Co. Inc. .......................................
         Maxim Group LLC .....................................................
         Oppenheimer & Co. Inc. ..............................................
         Wedbush Securities Inc. .............................................
         Wunderlich Securities, Inc. .........................................
                                                                                 -----------------------
         Total                                                                          1,200,000
                                                                                 =======================

         The underwriting agreement provides that the underwriters' obligations to purchase the Common Shares depend on the satisfaction of the conditions contained in the underwriting agreement and that if any of the Common Shares are purchased by the underwriters, all of the Common Shares must be purchased. The conditions contained in the underwriting agreement include the condition that all the representations and warranties made by the Fund to the underwriters are true, that there has been no material adverse change in the condition of the Fund or in the financial markets and that the Fund deliver to the underwriters customary closing documents.

         The following table summarizes the underwriting discount the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase additional Common Shares. The underwriting discount is the difference between the initial price to the public and the amount the underwriters pay the Fund to purchase the Common Shares.

                                                                   Full
                                               No Exercise       Exercise

     Per Common Share                                 $                $
     Total                                            $                $

         The Fund will pay all expenses of the offering that it incurs. Total expenses of the offering payable by the Fund, other than the underwriting discount, will be approximately $187,900. As a part of these expenses, the Fund has agreed to reimburse the underwriters for certain out-of-pocket legal expenses incurred by them up to an aggregate of $60,000 with respect to this offering.

         The Fund has been advised by the underwriters that the underwriters propose to offer the Common Shares directly to the public at the initial price to the public set forth on the cover page of this prospectus supplement and to selected dealers at this price to the public less a concession not to exceed $ per Common Share.

         The Fund has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act or to contribute to payments that may be required to be made with respect to these liabilities.

         The Fund has granted to the underwriters an option to purchase up to an aggregate of 180,000 additional Common Shares at the initial price to the public less the underwriting discount set forth on the cover page of this prospectus supplement exercisable solely to cover over-allotments, if any. Such option may be exercised in whole or in part at any time until 30 days after the date of this prospectus supplement. If this option is exercised, each underwriter will be committed, subject to satisfaction of the conditions specified in the underwriting agreement, to purchase a number of additional Common Shares proportionate to each underwriter's initial commitment as indicated in the preceding table, and the Fund will be obligated, pursuant to the option, to sell these shares to the underwriters.

         During a period of 60 days from the date of the prospectus supplement, the Fund, the Advisor and the Sub-Advisor have agreed that subject to certain exceptions, they will not, without the prior written consent of RBC Capital Markets Corporation, directly or indirectly, (1) offer, pledge, sell, contract to sell, sell any option, rights or warrant to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of the Fund's common shares or any securities convertible into or exercisable or exchangeable for the Fund's common shares or file any registration statement under the Securities Act with respect to any of the foregoing or (2) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Fund's common shares, whether any such swap or transaction described in clause (1) or (2) above is to be settled by delivery of common shares or such other securities, in cash or otherwise. The restrictions described above will apply to certain of the Fund's trustees and the sale of common shares under the Equity Sales Agreement for a period of 45 days after the date of this Prospectus Supplement. In connection with such Equity Sales Agreement, the Fund will be permitted to file an amendment to its registration statement notwithstanding the restrictions set forth in this paragraph for purposes of updating necessary disclosure relating to the sale of common shares from time to time under the Equity Sales Agreement. The restrictions described in this paragraph do not apply to the sale of the Common Shares to the underwriters or common shares issued (or purchased in the open market) pursuant to the Fund's dividend reinvestment plan. In the event that either: (x) during the last 17 days of the 60-day period, or the 45-day period, as applicable, referred to above ("Lock-Up Period"), the Fund issues an earnings release or material news or a material event relating to the Fund, the Advisor or the Sub-Advisor occurs, or (y) prior to the expiration of such Lock-Up Period, the Fund announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of such Lock-Up Period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the occurrence of the material news or material event, as applicable, unless the underwriters waive such extensions.

         RBC Capital Markets Corporation, in its sole discretion, may release the common shares subject to lock-up agreements in whole or in part at any time with or without notice. When determining whether or not to release common shares from lock-up agreements, RBC Capital Markets Corporation will consider, among other factors, the reasons for requesting the release, the number of common shares for which the release is being requested and market conditions at the time.

         In connection with this offering, the underwriters may engage in stabilizing transactions, over-allotment transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         o Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

         o Over-allotment transactions involve sales by the underwriters of Common Shares in excess of the number of Common Shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of Common Shares over-allotted by the underwriters is not greater than the number of shares they may purchase in their option to purchase additional Common Shares. In a naked short position, the number of Common Shares involved is greater than the number of Common Shares in the underwriters' option to purchase additional Common Shares. The underwriters may close out any short position by either exercising their option and/or purchasing Common Shares in the open market.

         o Syndicate covering transactions involve purchases of the Common Shares in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of the Common Shares to close out the short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through their option. If the underwriters sell more Common Shares than could be covered by their option to purchase additional Common Shares, which is referred to in this prospectus supplement as a naked short position, the position can only be closed out by buying Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering.

         o Penalty bids permit the representatives to reclaim a selling concession from a syndicate member when the Common Shares originally sold by the syndicate member are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

         Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Common Shares or preventing or retarding a decline in the market price of the Common Shares. As a result, the price of the Common Shares may be higher than the price that might otherwise exist in the open market.

         These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of the Common Shares or preventing or retarding a decline in the market price of the Common Shares. As a result, the price of the Common Shares may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the NYSE Amex or otherwise and, if commenced, may be discontinued at any time.

         Neither the Fund, the Advisor, the Sub-Advisor nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund, the Advisor, the Sub-Advisor nor any of the underwriters make any representation that the underwriters will engage in these stabilizing transactions or that any transaction, if commenced, will not be discontinued without notice.

         The underwriters and their affiliates have provided in the past to the Fund, and may from time to time in the future provide, certain commercial banking, financial advisory, investment banking and other services, for which they will be entitled to receive separate fees. The underwriters and their affiliates may from time to time in the future engage in transactions with the Fund and perform services for the Fund or its portfolio companies in the ordinary course of business.

         The principal business address of RBC Capital Markets Corporation is Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281.

                                     EXPERTS

         The financial statements and financial highlights in this prospectus supplement and the accompanying SAI have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


                                  LEGAL MATTERS

         Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois and for the underwriters by Troutman Sanders LLP. Chapman and Cutler LLP and Troutman Sanders LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.


                              AVAILABLE INFORMATION

         The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. The Fund's most recent annual shareholder report filed with the SEC is for the period ended November 30, 2009. This document is available on the SEC's IDEA system and can be inspected and copied for a fee at the SEC's public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

         This prospectus supplement and the accompanying prospectus do not contain all of the information in the Registration Statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

         Additional information about the Fund can be found in the Registration Statement (including amendments, exhibits, and schedules). The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

  INDEX TO FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2009


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................F-3
PORTFOLIO OF INVESTMENTS...................................................F-4
STATEMENT OF ASSETS AND LIABILITIES........................................F-8
STATEMENT OF OPERATIONS....................................................F-9
STATEMENTS OF CHANGES IN NET ASSETS........................................F-10
STATEMENT OF CASH FLOWS....................................................F-11
FINANCIAL HIGHLIGHTS.......................................................F-12
NOTES TO FINANCIAL STATEMENTS..............................................F-13

                     This page is intentionally left blank.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Energy Income and Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Energy Income and Growth Fund (the "Fund") as of November 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Energy Income and Growth Fund as of November 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP

Chicago, Illinois
January 27, 2010

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

 SHARES/
  UNITS     DESCRIPTION                                                       VALUE
---------   -----------                                                   ------------
MASTER LIMITED PARTNERSHIPS - 116.4%
            OIL, GAS & CONSUMABLE FUELS - 114.8%
   74,500   AmeriGas Partners, L.P. ...................................   $   2,795,240
  110,000   Buckeye GP Holdings, L.P. (b) .............................       3,081,100
   25,000   Buckeye Partners, L.P. ....................................       1,317,500
  465,471   Clearwater Natural Resources, L.P. (c) (d) (e) (f) ........               0
  124,300   Duncan Energy Partners, L.P. (b) ..........................       2,793,021
  153,600   El Paso Pipeline Partners, L.P. (b) .......................       3,640,320
  150,947   Enbridge Energy Partners, L.P. (b) ........................       7,440,178
    7,582   Encore Energy Partners, L.P. (b) ..........................         134,429
  159,000   Energy Transfer Equity, L.P. (b) ..........................       4,690,500
  173,870   Energy Transfer Partners, L.P. (b) ........................       7,526,832
  267,803   Enterprise GP Holdings, L.P. (b) ..........................       9,908,711
  515,998   Enterprise Products Partners, L.P. (b) ....................      15,371,580
   40,709   EV Energy Partners, L.P. (b) ..............................       1,052,328
    6,751   Exterran Partners, L.P. ...................................         130,497
   74,874   Global Partners, L.P. (b) .................................       1,758,790
  100,700   Holly Energy Partners, L.P. (b) ...........................       3,695,690
  112,836   Inergy Holdings, L.P. .....................................       6,036,726
  205,771   Kinder Morgan Energy Partners, L.P. (b) ...................      11,988,218
  528,642   Magellan Midstream Partners, L.P. (b) .....................      21,727,186
  142,788   Natural Resource Partners, L.P. (b) .......................       3,399,782
  145,126   NuStar Energy, L.P. (b) ...................................       7,611,859
  229,100   NuStar GP Holdings, LLC (b) ...............................       5,718,336
  149,130   ONEOK Partners, L.P. (b) ..................................       8,752,440
   70,000   Penn Virginia Resource Partners, L.P. (b) .................       1,358,700
  255,921   Plains All American Pipeline, L.P. (b) ....................      12,949,603
   57,505   Quicksilver Gas Services, L.P. (b) ........................       1,207,605
  105,454   Sunoco Logistics Partners, L.P. (b) .......................       6,511,785
   27,000   TC Pipelines, L.P. ........................................         977,130
   70,000   TransMontaigne Partners, L.P. (b) .........................       1,820,000
   60,000   Williams Pipeline Partners, L.P. (b) ......................       1,311,000
                                                                          -------------
                                                                            156,707,086
                                                                          -------------
            GAS UTILITIES - 1.6%
   30,000   Spectra Energy Partners, L.P. .............................         831,900
   30,000   Suburban Propane Partners, L.P. ...........................       1,317,000
                                                                          -------------
                                                                              2,148,900
                                                                          -------------
            TOTAL MASTER LIMITED PARTNERSHIPS
               (Cost $97,948,559) .....................................     158,855,986
                                                                          -------------
CANADIAN INCOME TRUSTS - 3.4%
            OIL, GAS & CONSUMABLE FUELS - 2.7%
  171,680   Keyera Facilities Income Fund .............................       3,716,959
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.7%
   90,000   Northland Power Income Fund ...............................         937,180
                                                                          -------------
            TOTAL CANADIAN INCOME TRUSTS
               (Cost $3,266,024) ......................................       4,654,139
                                                                          -------------

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

 SHARES     DESCRIPTION                                                       VALUE
---------   -----------                                                   -------------
COMMON STOCKS - 24.5%
            OIL, GAS & CONSUMABLE FUELS - 17.4%
   65,470   Enbridge Energy Management, LLC (b) (g) ...................   $   3,197,535
   22,000   Enbridge, Inc. (h) ........................................         940,720
  119,037   Kinder Morgan Management, LLC (b) (g) .....................       5,984,007
  179,500   Spectra Energy Corp. (i) ..................................       3,484,095
  160,000   TransCanada Corp. (i) .....................................       5,163,200
  250,000   Williams Cos., Inc. (h) ...................................       4,972,500
                                                                          -------------
                                                                             23,742,057
                                                                          -------------
            GAS UTILITIES - 7.0%
  118,000   ONEOK, Inc. (i) ...........................................       4,722,360
  205,000   UGI Corp. (i) .............................................       4,813,400
                                                                          -------------
                                                                              9,535,760
                                                                          -------------
            CAPITAL MARKETS - 0.1%
   20,000   NGP Capital Resources Co. (b) .............................         153,800
                                                                          -------------
            TOTAL COMMON STOCKS
               (Cost $28,604,923) .....................................      33,431,617
                                                                          -------------
RIGHTS - 0.0%
            OIL, GAS & CONSUMABLE FUELS - 0.0%
       17   Clearwater Natural Resources, L.P. (c) (d) (e) (f) ........               0
                                                                          -------------
            TOTAL RIGHTS
               (Cost $0) ..............................................               0
                                                                          -------------
WARRANTS - 0.0%
            OIL, GAS & CONSUMABLE FUELS - 0.0%
   48,956   Abraxas Petroleum Corp., Expiration 05/25/12 (c) (d) (e) ..          23,034
                                                                          -------------
            TOTAL WARRANTS
               (Cost $0) ..............................................          23,034
                                                                          -------------
            TOTAL INVESTMENTS - 144.3%
               (Cost $129,819,506) (j) ................................     196,964,776
                                                                          -------------

NUMBER OF
CONTRACTS   DESCRIPTION                                                       VALUE
---------   -----------                                                   -------------
CALL OPTIONS WRITTEN - (0.8%)
            Enbridge, Inc.
      220   @ 45 due Apr 10 ...........................................         (24,200)
                                                                          -------------
            ONEOK, Inc.
      800   @ 35 due Jan 10 ...........................................        (412,000)
                                                                          -------------
            Spectra Energy Corp.
      900   @ 20 due Dec 09 ...........................................         (13,500)
      195   @ 22.5 due Mar 10  ........................................          (1,950)
                                                                          -------------
                                                                                (15,450)
                                                                          -------------

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

NUMBER OF
CONTRACTS   DESCRIPTION                                                       VALUE
---------   -----------                                                   -------------
CALL OPTIONS WRITTEN - (CONTINUED)
            TransCanada Corp.
      600   @ 30 due Feb 10 ...........................................   $    (192,000)
      800   @ 35 due May 10 ...........................................         (32,000)
                                                                          -------------
                                                                               (224,000)
                                                                          -------------
            UGI Corp.
      800   @ 25 due Jan 10 ...........................................         (10,000)
      500   @ 30 due Jan 10 ...........................................          (7,500)
                                                                          -------------
                                                                                (17,500)
                                                                          -------------
            Williams Cos., Inc.
      800   @ 17.5 due Feb 10 .........................................        (228,000)
      300   @ 20 due Dec 09 ...........................................         (12,000)
      600   @ 20 due Jan 10 ...........................................         (48,000)
      800   @ 22.5 due May 10 .........................................         (68,000)
                                                                          -------------
                                                                               (356,000)
                                                                          -------------
            TOTAL CALL OPTIONS WRITTEN
               (Premiums received $722,982) ...........................      (1,049,150)
                                                                          -------------
            OUTSTANDING LOAN - (33.0)% ................................     (45,000,000)
            NET OTHER ASSETS AND LIABILITIES - (10.5%) ................     (14,395,137)
                                                                          -------------
            NET ASSETS - 100.0% .......................................   $ 136,520,489
                                                                          =============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) All or a portion of this security is serving as collateral on the outstanding loan.

(c) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(d) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(e)  Non-income producing security.

(f) This partnership filed for protection in federal bankruptcy court on January 7, 2009.

(g)  Non-income producing security which pays regular in-kind distributions.

(h) Call options were written on this entire Common Stock position and are fully covered by the Common Stock position.

(i) Call options were written on a portion of this Common Stock position and are fully covered by the Common Stock position.

(j) Aggregate cost for federal income tax purposes is $117,713,175. As of November 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $84,659,592 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,407,991.

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE

                                                                  LEVEL 2        LEVEL 3
                                  TOTAL MARKET      LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                    VALUE AT        QUOTED       OBSERVABLE   UNOBSERVABLE
                                    11/30/09        PRICES         INPUTS        INPUTS
                                  ------------   ------------   -----------   ------------
Master Limited Partnerships* ..   $158,855,986   $158,855,986     $    --          $--
Canadian Income Trusts* .......      4,654,139      4,654,139          --           --
Common Stocks* ................     33,431,617     33,431,617          --           --
Warrants* .....................         23,034             --      23,034           --
                                  ------------   ------------     -------          ---
Total Investments .............   $196,964,776   $196,941,742     $23,034          $--
                                  ============   ============     =======          ===

                                LIABILITIES TABLE

                                                                 LEVEL 2        LEVEL 3
                                  TOTAL MARKET     LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                    VALUE AT        QUOTED      OBSERVABLE   UNOBSERVABLE
                                    11/30/09        PRICES        INPUTS        INPUTS
                                  ------------   -----------   -----------   ------------
Call Options Written ..........   $(1,049,150)   $(1,049,150)      $--            $--
                                  ===========    ===========       ===            ===

*    See the Portfolio of Investments for industry breakout.

The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

INVESTMENTS AT FAIR VALUE                             TRANSFERS   NET UNREALIZED
USING SIGNIFICANT UNOBSERVABLE     BALANCE AS OF      IN (OUT)     APPRECIATION     NET REALIZED      BALANCE AS OF
INPUTS (LEVEL 3)                 NOVEMBER 30, 2008   OF LEVEL 3   (DEPRECIATION)   GAINS (LOSSES)   NOVEMBER 30, 2009
------------------------------   -----------------   ----------   --------------   --------------   -----------------
Master Limited Partnerships          $2,792,826       $     --     $(2,792,826)          $--               $--
Warrants                                 13,879        (23,034)          9,155            --                --
                                     ----------       --------     -----------           ---               ---
Total Investments                    $2,806,705       $(23,034)    $(2,783,671)          $--               $--
                                     ==========       ========     ===========           ===               ===

Net change in unrealized depreciation from Level 3 investments held as of November 30, 2009 was $2,792,826 and is included in "Net change in unrealized appreciation (depreciation) before taxes on investments" on the Statement of Operations.

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2009

ASSETS:
Investments, at value
   (Cost $129,819,506) ................................................   $196,964,776
Cash ..................................................................      9,702,492
Prepaid expenses ......................................................        180,131
Receivables:
   Income taxes .......................................................      1,875,113
   Fund shares sold ...................................................        140,295
   Dividends ..........................................................        111,183
   Investment securities sold .........................................         39,233
   Interest ...........................................................            158
                                                                          ------------
      Total Assets ....................................................    209,013,381
                                                                          ------------
LIABILITIES:
Outstanding loan ......................................................     45,000,000
Deferred income taxes .................................................     26,095,391
Options written, at value (Premiums received $722,982) ................      1,049,150
Payables:
   Investment advisory fees ...........................................        145,856
   Audit and tax fees .................................................        113,240
   Printing fees ......................................................         26,128
   Legal fees .........................................................         18,267
   Administrative fees ................................................         13,857
   Interest and fees on loan ..........................................          8,778
   Trustees' fees and expenses ........................................          6,712
   Custodian fees .....................................................          3,775
   Income taxes .......................................................          3,342
   Transfer agent fees ................................................          2,532
Other liabilities .....................................................          5,864
                                                                          ------------
      Total Liabilities ...............................................     72,492,892
                                                                          ------------
NET ASSETS ............................................................   $136,520,489
                                                                          ============
NET ASSETS CONSIST OF:
Paid-in capital .......................................................   $106,182,584
Par value .............................................................         67,583
Net unrealized appreciation (depreciation) on investments, written
   options and foreign currency translation, net of income taxes ......     44,282,176
Accumulated net realized gain (loss) on investments, written options
   and foreign currency transactions, net of income taxes .............     (1,117,184)
Accumulated net investment income (loss), net of income taxes .........    (12,894,670)
                                                                          ------------
NET ASSETS ............................................................   $136,520,489
                                                                          ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..   $      20.20
                                                                          ============
Number of Common Shares outstanding (unlimited number of Common Shares
   has been authorized) ...............................................      6,758,270
                                                                          ============

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2009

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $58,864) ...............                 $  1,047,431
Interest ............................................................                        1,710
                                                                                      ------------
   Total investment income ..........................................                    1,049,141
                                                                                      ------------
EXPENSES:
Investment advisory fees ............................................                    1,489,058
Interest and fees on loan ...........................................                    1,105,915
Energy Notes offering costs .........................................                      324,047
Shelf offering costs ................................................                      170,391
Administrative fees .................................................                      141,460
Audit and tax fees ..................................................                      106,963
Legal fees ..........................................................                       94,348
Printing fees .......................................................                       75,929
Trustees' fees and expenses .........................................                       38,396
Transfer agent fees .................................................                       35,260
Insurance expense ...................................................                       31,448
Custodian fees ......................................................                       22,475
Auction fees ........................................................                       19,965
Other ...............................................................                       23,754
                                                                                      ------------
   Total expenses ...................................................                    3,679,409
                                                                                      ------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES ...........................                   (2,630,268)
                                                                                      ------------
   Current income tax benefit (expense) - foreign ...................       167,032
   Current income tax benefit (expense) - state .....................        24,119
   Current federal income tax benefit (expense) .....................    (2,028,313)
   Deferred federal income tax benefit (expense) ....................     2,867,200
                                                                        -----------
   Total income tax benefit (expense) ...............................                    1,030,038
                                                                                      ------------
NET INVESTMENT INCOME (LOSS) ........................................                   (1,600,230)
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
   Investments ......................................................                    3,213,323
   Written options ..................................................                    1,196,354
   Foreign currency transactions ....................................                        2,129
                                                                                      ------------
Net realized gain (loss) before taxes ...............................                    4,411,806
                                                                                      ------------
   Deferred federal income tax benefit (expense) ....................    (1,525,524)
                                                                        -----------
   Total income tax benefit (expense) ...............................                   (1,525,524)
                                                                                      ------------
Net realized gain (loss) on investments, written options and foreign
   currency transactions ............................................                    2,886,282
                                                                                      ------------
Net change in unrealized appreciation (depreciation) before taxes on:
   Investments ......................................................                   70,922,148
   Written options ..................................................                     (706,893)
   Foreign currency translations ....................................                          632
                                                                                      ------------
Net change in unrealized appreciation (depreciation) before taxes ...                   70,215,887
                                                                                      ------------
   Deferred federal income tax benefit (expense) ....................   (24,242,951)
   Deferred income tax benefit (expense) - state ....................      (156,991)
                                                                        -----------
   Total income tax benefit (expense) ...............................                  (24,399,942)
                                                                                      ------------
Net change in unrealized appreciation (depreciation) on investments,
   written options and foreign currency translations ................                   45,815,945
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .............................                   48,702,227
                                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....                 $ 47,101,997
                                                                                      ============

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR           YEAR
                                                                                   ENDED          ENDED
                                                                                11/30/2009     11/30/2008
                                                                               ------------   ------------
OPERATIONS:
Net investment income (loss) ...............................................   $ (1,600,230)  $ (3,714,353)
Net realized gain (loss) ...................................................      2,886,282      8,261,568
Net change in unrealized appreciation (depreciation) .......................     45,815,945    (71,654,830)
                                                                               ------------   ------------
Net increase (decrease) in net assets resulting from operations ............     47,101,997    (67,107,615)
                                                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain ..........................................................     (2,319,211)   (10,702,017)
Return of capital ..........................................................     (9,207,189)            --
                                                                               ------------   ------------
Total distributions to shareholders ........................................    (11,526,400)   (10,702,017)
                                                                               ------------   ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offering ....................      4,804,981             --
Proceeds from Common Shares reinvested .....................................      1,259,581        269,029
                                                                               ------------   ------------
Net increase (decrease) in net assets resulting from capital transactions ..      6,064,562        269,029
                                                                               ------------   ------------
Total increase (decrease) in net assets ....................................     41,640,159    (77,540,603)
NET ASSETS:
Beginning of period ........................................................     94,880,330    172,420,933
                                                                               ------------   ------------
End of period ..............................................................   $136,520,489   $ 94,880,330
                                                                               ============   ============
Accumulated net investment income (loss), net of income taxes ..............   $(12,894,670)  $(11,294,440)
                                                                               ============   ============
CAPITAL SHARE TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period .......................................      6,462,221      6,446,995
Common Shares sold through shelf offering ..................................        227,636             --
Common Shares issued as reinvestment under the Dividend Reinvestment Plan ..         68,413         15,226
                                                                               ------------   ------------
Common Shares at end of period .............................................      6,758,270      6,462,221
                                                                               ============   ============

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ......   $ 47,101,997
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used by operating activities:
   Purchases of investments ..........................................    (81,776,452)
   Sales of investments ..............................................     68,439,475
   Proceeds from written options .....................................      1,395,514
   Cost to close written options .....................................        (11,046)
   Return of capital received from investments in MLPs ...............     11,496,906
   Net realized gain/loss on investments and options .................     (4,409,677)
   Net change in unrealized appreciation/depreciation on investments
      and options ....................................................    (70,215,255)
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in income tax receivable .................................      1,636,598
   Decrease in interest receivable ...................................            227
   Increase in dividends receivable (a) ..............................        (38,408)
   Decrease in prepaid expenses ......................................        156,112
   Decrease in interest and fees on loan payable .....................        (93,637)
   Decrease in income tax payable ....................................       (260,949)
   Increase in investment advisory fees payable ......................         36,062
   Increase in audit and tax fees payable ............................          6,240
   Decrease in legal fees payable ....................................        (23,739)
   Increase in printing fees payable .................................          4,040
   Increase in administrative fees payable ...........................          3,427
   Decrease in transfer agent fees payable ...........................           (236)
   Decrease in custodian fees payable ................................         (1,698)
   Decrease in Trustees' fees and expenses payable ...................           (785)
   Increase in accrued expenses ......................................          3,364
   Increase in deferred income taxes .................................     23,058,264
                                                                         ------------
CASH USED IN OPERATING ACTIVITIES ....................................                  $(3,493,656)
                                                                                        -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net realized gain .......     (2,319,211)
   Return of capital distributions ...................................     (9,207,189)
   Proceeds of Common Shares sold ....................................      4,664,686
   Proceeds of Common Shares reinvested ..............................      1,259,581
   Issuance of loan ..................................................     47,850,000
   Repayment of loan .................................................     (8,500,000)
   Redemption of Series B Energy Notes ...............................    (25,000,000)
                                                                         ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES ..........................                    8,747,867
                                                                                        -----------
Increase in cash .....................................................                    5,254,211
Cash at beginning of period ..........................................                    4,448,281
                                                                                        -----------
CASH AT END OF PERIOD ................................................                  $ 9,702,492
                                                                                        ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees ....................                  $ 1,221,333
                                                                                        ===========
Cash paid during the period for taxes ................................                  $   461,515
                                                                                        ===========

----------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $632.

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR          YEAR           YEAR          YEAR         YEAR
                                                            ENDED         ENDED         ENDED          ENDED        ENDED
                                                         11/30/2009    11/30/2008   11/30/2007(a)   11/30/2006   11/30/2005
                                                         ----------    ----------   -------------   ----------   ----------
Net asset value, beginning of period .................   $  14.68      $  26.74      $  25.88       $  22.53     $  21.34
                                                         --------      --------      --------       --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........................      (0.24)(b)     (0.57)        (0.67)         (0.50)       (0.34)
Net realized and unrealized gain (loss) ..............       7.43         (9.83)         3.06           5.23         2.86
                                                         --------      --------      --------       --------     --------
Total from investment operations after income tax ....       7.19        (10.40)         2.39           4.73         2.52
                                                         --------      --------      --------       --------     --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain ....................................      (0.35)        (1.66)        (1.53)            --        (0.88)
Return of capital ....................................      (1.41)           --            --          (1.38)       (0.45)
                                                         --------      --------      --------       --------     --------
Total from distributions .............................      (1.76)        (1.66)        (1.53)         (1.38)       (1.33)
                                                         --------      --------      --------       --------     --------
Premiums from shares sold in at the market offering ..       0.09            --            --             --           --
                                                         --------      --------      --------       --------     --------
Net asset value, end of period .......................   $  20.20      $  14.68      $  26.74       $  25.88     $  22.53
                                                         ========      ========      ========       ========     ========
Market value, end of period ..........................   $  22.30      $  14.40      $  23.82       $  24.49     $  20.92
                                                         ========      ========      ========       ========     ========
TOTAL RETURN BASED ON NET ASSET VALUE (c) ............      51.03%       (40.70)%        9.38%         22.23%       11.96%(e)
                                                         ========      ========      ========       ========     ========
TOTAL RETURN BASED ON MARKET VALUE (d) ...............      70.20%       (34.74)%        2.96%         24.57%        0.29%
                                                         ========      ========      ========       ========     ========
Net assets, end of period (in 000's) .................   $136,520      $ 94,880      $172,421       $166,850     $145,230
------------------------------------------------------------------------
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income taxes before
   waiver (f) ........................................      25.79%       (20.03)%        8.52%         14.47%        8.62%
Including current and deferred income taxes after
   waiver (f) ........................................      25.79%       (20.03)%        8.52%         14.29%        8.31%
Excluding current and deferred income taxes before
   waiver ............................................       3.32%         4.80%         3.94%          3.63%        2.64%
Excluding current and deferred income taxes after
   waiver ............................................       3.32%         4.80%         3.94%          3.45%        2.33%
Excluding current and deferred income taxes and
   interest expense after waiver .....................       2.32%         2.55%         1.89%          1.76%        1.57%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS:
Net investment income (loss) ratio before tax
   expenses ..........................................      (2.37)%       (3.83)%       (3.83)%        (3.26)%      (2.29)%
Net investment income (loss) ratio including tax
   expenses (f) ......................................     (24.84)%       21.00%        (8.41)%       (14.10)%      (8.27)%
Portfolio turnover rate ..............................         43%           38%           16%            17%          38%
SENIOR SECURITIES:
Total Energy Notes outstanding ($25,000 per note) ....        N/A         1,000         2,360          2,360        1,360
Principal amount and market value per
   Energy Note (g) ...................................        N/A      $ 25,006      $ 25,004       $ 25,069     $ 25,074
Asset coverage per Energy Note (h) ...................        N/A      $119,880      $ 98,060       $ 95,699     $131,786
Total loan outstanding (in 000's) ....................   $ 45,000      $  5,650      $ 15,250            N/A          N/A
Asset coverage per $1,000 senior indebtedness ........   $  4,034(j)   $ 22,218(j)   $ 12,306(i)         N/A          N/A

----------
(a) On September 14, 2007, the Fund's Board of Trustees approved an interim sub-advisory agreement with Energy Income Partners, LLC ("EIP"), and on September 24, 2007, the Board of Trustees voted to approve EIP as investment sub-advisor.

(b)  Based on average shares outstanding.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(d) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.

(e) In 2005, the Fund received reimbursements from the investment advisor and former sub-advisor. This reimbursement had no effect on the Fund's total return.

(f) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(g)  Includes accumulated and unpaid interest.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes in 000's.

(i) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

(j) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding and the Energy Notes) and dividing by the loan outstanding in 000's. If this methodology had been used historically, fiscal year 2007 would have been $16,175.

N/A  Not applicable.

                        See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2009

                               1. FUND DESCRIPTION

Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEN on the NYSE Amex (formerly the American Stock Exchange).

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors, a portion of the distributions received may be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends and interest), less all liabilities (including accrued expenses, dividends declared but unpaid and deferred income taxes and any borrowings of the Fund) by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Fixed-income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     - Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     - Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

          -    Quoted prices for similar securities in active markets.

          - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

          - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

          - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     - Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of November 30, 2009 is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

COVERED OPTIONS. The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may enter into options written to hedge against changes in the value of equities. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock of energy companies held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of common stock of energy companies the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. By writing (selling) options, the Fund seeks to generate additional income, in the form of premiums received for writing (selling) the options, and may provide a partial hedge against a market decline in the underlying equity security. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or smaller.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter ("OTC") options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized and recorded on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain.

D. RESTRICTED SECURITIES:

The Fund may invest up to 35% of its Managed Assets, which is the gross asset value of the Fund minus accrued liabilities (excluding the principal amount of any borrowings), in restricted securities. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund holds the restricted securities at November 30, 2009 shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the value of a comparable unrestricted security.

                                              ACQUISITION   SHARES/            CARRYING                 % OF
SECURITY                                          DATE       UNITS    PRICE      COST       VALUE    NET ASSETS
--------                                      -----------   -------   -----   ----------   -------   ----------
Abraxas Petroleum Corp. - Warrants              05/25/07     48,956   $0.47   $       --   $23,034      0.02%
Clearwater Natural Resources, L.P.              08/01/05    465,471      --    8,601,560        --        --
Clearwater Natural Resources, L.P. - Rights     08/01/05         17      --           --        --        --
                                                                              ----------   -------      ----
                                                                              $8,601,560   $23,034      0.02%
                                                                              ==========   =======      ====

E. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. On December 11, 2006, the Board of Trustees approved a managed distribution policy to better align the Fund with its after-tax total return investment objective. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. generally accepted accounting principles, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain.

Distributions of $2,319,211 paid during the year ended November 30, 2009, are anticipated to be characterized as taxable dividends for federal income tax purposes. The remaining $9,207,189 in distributions paid during the year ended November 30, 2009 is expected to be return of capital. However, the ultimate determination of the character of the distributions will be made after the 2009 calendar year. Distributions of $10,702,017 paid during the year ended November 30, 2008, were characterized as taxable dividends for federal income tax purposes. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

F. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the U.S. imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the year ended November 30, 2009, distributions of $11,496,906 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes consists of the following:

Current federal income tax benefit (expense) .....   $ (2,028,313)
Current state tax expense benefit (expense) ......         24,119
Current foreign tax benefit (expense) ............        167,032
Deferred federal income tax benefit (expense) ....    (22,901,275)
Deferred state income tax benefit (expense) ......       (156,991)
                                                     ------------
Total income tax benefit (expense) ...............   $(24,895,428)
                                                     ============

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At November 30, 2009, the Fund had a net operating loss carry forward for federal and state income tax purposes of $4,014,426 and $11,433,639, respectively. The Fund's 2009 income tax provision includes a full valuation allowance against the deferred tax assets associated with this state net operating loss. Components of the Fund's deferred tax assets and liabilities as of November 30, 2009 are as follows:

DEFERRED TAX ASSETS:

Federal net operating loss .......................   $  1,405,049
State net operating loss .........................        659,574
State income taxes ...............................         53,474
Other ............................................        181,656
                                                     ------------
Total deferred tax assets ........................      2,299,753
Less: valuation allowance ........................       (659,574)
                                                     ------------
Net deferred tax assets ..........................   $  1,640,179
                                                     ============
DEFERRED TAX LIABILITIES:
Unrealized gains on investment securities ........   $(27,735,570)
                                                     ------------
Total deferred tax liabilities ...................    (27,735,570)
                                                     ------------
Total net deferred tax liabilities ...............   $(26,095,391)
                                                     ============

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate .........   $25,199,099
State income taxes, net ..........................      (173,245)
Change in valuation allowance ....................       337,413
Other ............................................      (467,839)
                                                     -----------
Total ............................................   $24,895,428
                                                     ===========

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2004, 2005, 2006, 2007 and 2008 remain open to federal and state audit. The Internal Revenue Service initiated a corporate income tax audit during the first quarter of 2008 for the Fund's 2004 tax year. Subsequently, the audit was expanded to include the 2005 and 2006 tax years. The audit is still ongoing and the Fund expects the audit to last through the second quarter of 2010. As of November 30, 2009, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax provisions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

H. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received, minus accrued liabilities other than the principal amount of any borrowings).

EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings.The Lead Independent Trustee and each Committee chairman served two-year terms which ended on December 31, 2009, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and the "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                4. PURCHASES AND SALES OF SECURITIES AND OPTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended November 30, 2009, were $79,897,822 and $66,886,196, respectively.

Written option activity for the Fund was as follows:

                                                NUMBER
                                                 OF
WRITTEN OPTIONS                               CONTRACTS     PREMIUMS
---------------                               ---------   ------------
Options outstanding at November 30, 2008 ..      4,546     $   534,868
Options Written ...........................     20,069       2,808,613
Options Expired ...........................     (7,173)       (992,882)
Options Exercised .........................     (8,549)     (1,413,099)
Options Closed ............................     (1,578)       (214,518)
                                                ------     -----------
Options outstanding at November 30, 2009 ..      7,315     $   722,982
                                                ======     ===========

                                5. ENERGY NOTES

The 1,000 Series B Energy Notes, at a principal value of $25,000 per note, were redeemed in full on February 26, 2009 in the amount of $25,000,000. The high and the low annual interest rates during the period December 1, 2008 through February 26, 2009 were 3.75% and 0.74%, respectively, and the average interest rate was 1.34%. The redemption of Series B Energy Notes was financed through a credit agreement with BNP Paribas Prime Brokerage Inc. ("BNP") (see Note 7 below). At the time of the refinancing, the Fund had unamortized offering costs of $92,378 and commissions of $231,669. Because the Series B Energy Notes were redeemed prior to the maturity date of March 30, 2046, the combined amount of $324,047 was expensed on February 26, 2009. This is shown on the Statement of Operations under "Energy Notes offering costs."

                6. CREDIT AGREEMENT WITH THE BANK OF NOVA SCOTIA

The Fund had a credit agreement with The Bank of Nova Scotia that had a maximum commitment amount of $55,000,000. This credit agreement was scheduled to terminate on March 26, 2009. On January 23, 2009, all outstanding borrowings, in the amount of $8,150,000, were paid in full through a credit agreement with BNP (see Note 7 below).

The average amount outstanding between December 1, 2008 and January 23, 2009 was $6,734,906 with a weighted average interest rate of 3.05%. The high and low annual interest rates during the period December 1, 2008 through January 23, 2009 were 4.81% and 2.17%, respectively.

     7. COMMITTED FACILITY AGREEMENT WITH BNP PARIBAS PRIME BROKERAGE INC.

On January 23, 2009, the Fund entered into a committed facility agreement with BNP that has a maximum commitment amount of $60,000,000. The committed facility required an upfront payment from the Fund equal to $150,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days prior notice. The borrowing rate under the facility is equal to the 3-month LIBOR plus 150 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

On January 23, 2009, the committed facility was used to pay in full outstanding borrowings under a credit agreement with The Bank of Nova Scotia in the amount of $8,150,000. This committed facility was also used to redeem in full the Series B Energy Notes in the principal amount of $25,000,000 on February 26, 2009.

The average amount outstanding between January 23, 2009 and November 30, 2009 was $36,554,521, with a weighted average interest rate of 2.11%. As of November 30, 2009, the Fund had outstanding borrowings of $45,000,000 under this committed facility agreement. The high and low annual interest rates during the period January 23, 2009 through November 30, 2009 were 2.83% and 1.76%, respectively. The interest rate at November 30, 2009 was 1.76%.

                           8. AT THE MARKET OFFERING

On May 19, 2009, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading Institutional Services LLC ("JonesTrading") whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE Amex or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Funds Common Shares at the time such Common Shares are initially sold.

The Fund has used the net proceeds from the sale of the Common Shares in accordance with it's investment objective and policies. Please see the prospectus and the prospectus supplement related to this offering for additional information. Transactions for the fiscal year ended November 30, 2009 related to offerings under such sales agreement are as follows:

COMMON
SHARES   NET PROCEEDS   NET ASSET VALUE      PROCEEDS RECEIVED IN
 SOLD      RECEIVED     OF SHARES SOLD    EXCESS OF NET ASSET VALUE
------   ------------   ---------------   -------------------------
227,636   $4,804,981       $4,215,868              $589,113

Additionally, estimated offering costs of $319,000 related to this offering have been recorded as a prepaid asset and are being amortized to expense by the Fund on a straight line basis over the lesser of one year or until the fund sells all 1,000,000 Common Shares related to this offering.

                               9. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                            10. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

INDUSTRY CONCENTRATION RISK: The Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

                              11. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Fund through January 27, 2010, the date the financial statements were issued, and has determined that there was the following subsequent event:

On January 12, 2010, the Fund declared a dividend of $0.44 per share to Common Shareholders of record January 25, 2010, payable January 29, 2010.

                               [BLANK BACK COVER]

BASE PROSPECTUS

                          Energy Income and Growth Fund
                          Up to 3,348,960 Common Shares

-------------------------------------------------------------------------------

    The Fund. Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company which commenced operations in June 2004.
    Investment Objective. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector, which the Fund's Sub-Advisor (as defined below) believes offer opportunities for income and growth. As used in this prospectus, unless the context requires otherwise, MLPs are those MLPs in the energy sector. Due to the tax treatment under current law of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a portion of its income may be tax deferred, thereby increasing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.
    Investment Strategy. Under normal market conditions, the Fund invests at least 85% of its Managed Assets (as defined below) (including assets obtained through leverage) in securities of energy companies and energy sector MLPs and MLP-related entities and invests at least 65% of its Managed Assets in equity securities of such MLPs and MLP-related entities. The Fund may also invest up to 35% of its Managed Assets in unregistered or otherwise restricted securities (including up to 10% of its Managed Assets in securities issued by private companies) and up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade (commonly referred to as "junk bonds"). To generate additional income, the Fund writes (or sells) covered call options on the common stock of energy companies held in the Fund's portfolio. The Fund anticipates that it will be able to invest substantially all of the net proceeds of any offering of common shares pursuant to this prospectus in securities that meet the Fund's investment objective and policies within one month after the completion of any offering. See "Risks" for a discussion of the risks involved in investing in both MLPs and junk bonds.
    The Fund's currently outstanding common shares are, and the common shares offered in this prospectus will be, subject to notice of issuance, listed on the NYSE Amex (formerly the American Stock Exchange) under the trading or "ticker" symbol "FEN." The net asset value of the Fund's common shares on March 3, 2010 was $22.03 per common share, and the last sale price of the common shares on the NYSE Amex on such date was $23.12.
    The Fund may offer, on an immediate, continuous or delayed basis, up to 3,348,960 of the Fund's common shares in one or more offerings. The Fund may offer its common shares in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of the common shares.
    The Fund may offer the common shares directly to one or more purchasers, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of the common shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manner in which the Fund may offer the common shares, see "Plan of Distribution." The common shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.
    Investing in common shares involves certain risks. You could lose some or all of your investment. See "Risks" beginning on page 37.
    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                                              (continued on the following page)

                                                (continued from previous page)

    Due to the nature of the Fund's MLP investments, under current law the Fund is not eligible to elect to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), as is common for most investment companies. Rather, the Fund has elected to be treated as a regular corporation for federal income tax purposes and, as such, unlike most investment companies, it will be subject to corporate income tax to the extent the Fund recognizes taxable income.
    Investment Advisor and Sub-Advisor. First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") is the Fund's investment advisor, responsible for supervising the Fund's Sub-Advisor, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Advisor") is the Fund's sub-advisor and is primarily responsible for the day-to-day supervision and investment strategy of the Fund.
    First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $28 billion in assets which it managed or supervised as of February 28, 2010. Energy Income Partners serves as investment advisor or portfolio supervisor to investment portfolios with approximately $408 million in assets, which it managed or supervised as of February 28, 2010. See "Management of the Fund."
    Use of Financial Leverage. The Fund is currently engaged in, and may in the future engage in, the use of financial leverage to seek to enhance the level of its current distributions to common shareholders. The Fund may use leverage through the issuance of preferred shares ("Preferred Shares") and/or through the issuance of commercial paper or notes and/or other borrowings ("Borrowings") by the Fund. As of March 3, 2010, aggregate financial leverage through Borrowings (collectively, "Financial Leverage") was approximately 26% of the Fund's Managed Assets (as defined below) (including the proceeds of the Financial Leverage). The term "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred and the liquidation preference of any outstanding Preferred Shares). The determination to use Financial Leverage is subject to the approval of the Fund's Board of Trustees ("Board of Trustees").
    You should read this prospectus and any prospectus supplement, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. This prospectus, together with any prospectus supplement, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The Statement of Additional Information (the "SAI"), dated April 9, 2010, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 66 of this prospectus, annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling (800) 988-5891, by writing to the Fund or from the Fund's website (http://www.ftportfolios.com). Please note that the information contained in the Fund's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).
    Shares of common stock of closed-end investment companies, like the Fund, frequently trade at discounts to their net asset values. If the Fund's common shares trade at a discount to net asset value, the risk of loss may increase for purchasers in this offering, especially for those investors who expect to sell their common shares in a relatively short period after purchasing shares in this offering. See "Risks - Market Discount From Net Asset Value." The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                         Prospectus dated April 9, 2010

                                     --ii--

             Cautionary Notice Regarding Forward-Looking Statements

    This prospectus, any accompanying prospectus supplement and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial, petroleum and other markets, the price at which the Fund's common shares will trade in the public markets and other factors discussed in the Fund's periodic filings with the Securities and Exchange Commission (the "SEC").
    Although we believe that the expectations expressed in these forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. We do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "1933 Act").
    Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in the Fund's securities.

                                    --iii--

                               PROSPECTUS SUMMARY

    This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference, particularly the section entitled "Risks" beginning on page 37.

The Fund...................  Energy Income and Growth Fund is a non-
                             diversified, closed-end management investment company which commenced operations in June 2004. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund completed its initial public offering of common shares in June 2004, raising approximately $122 million in equity after the payment of offering expenses. As of March 3, 2010, the Fund had 7,609,755 common shares outstanding and net assets applicable to common shares of $167,612,407. The common shares of beneficial interest offered by this prospectus are called "Common Shares" and the holders of Common Shares are called "Common Shareholders" in this prospectus. As used in this prospectus, unless the context requires otherwise, "common shares" refers to the Fund's common shares of beneficial interest currently outstanding as well as those Common Shares offered by this prospectus and the holders of common shares are called "common shareholders."

Investment Advisor
and Sub-Advisor............  First Trust Advisors L.P. ("First Trust Advisors"
                             or the "Advisor") is the Fund's investment advisor, responsible for supervising the Fund's Sub-Advisor (as defined below), monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Advisor") is the Fund's sub-advisor and is primarily responsible for the day-to-day supervision and investment strategy of the Fund.

                             First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $28 billion in assets which it managed or supervised as of February 28, 2010.

                             Energy Income Partners is a limited liability company and a registered investment advisor, which provides professional asset management services in the area of energy-related MLPs, and other high-payout securities. Founded in 2003, Energy Income Partners serves as investment advisor to investment portfolios with approximately $408 million of assets which it managed as of February 28, 2010.

The Offering................ The Fund may offer, on an immediate, continuous or delayed basis, up to 3,348,960 Common Shares on terms to be determined at the time of the offering. The Common Shares will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus. Offerings of the Common Shares will be subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal or exceed the net asset value per share of a company's common stock (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances. The Fund has received shareholder approval to engage in offerings at a price less than net asset value under certain conditions. See "Description of Shares."

                             The Fund may offer the Common Shares directly to one or more purchasers, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of the Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." The Common Shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of the Common Shares.

                             On May 19, 2009, the Fund entered into a sales agreement with the Advisor, Sub-Advisor, and JonesTrading Institutional Services LLC ("JonesTrading") pursuant to which the Fund may offer and sell up to 1,000,000 Common Shares through JonesTrading as its agent. As of March 3, 2010, 259,962 Common Shares have been sold under this sales agreement. In addition, on February 12, 2010, the Fund entered into an underwriting agreement with the Advisor, the Sub-Advisor, RBC Capital Markets Corporation and other underwriters named in the agreement pursuant to which 805,000 Common Shares were sold (including 105,000 pursuant to an overallotment option), on February 18, 2010 and February 25, 2010, respectively.

Use of Proceeds............  Unless otherwise specified in a prospectus supplement, the Fund will use the net proceeds from the sale of the Common Shares primarily to invest in accordance with its investment objective and policies, or use such proceeds for other general corporate purposes.

Distributions..............  The Fund's distributions generally consist of (i)
                             cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less (ii) current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. Due to the tax treatment under current law of cash distributions made by MLPs in which the Fund invests, a portion of distributions the Fund makes to common shareholders may consist of a tax-deferred return of capital. The Fund intends to make quarterly distributions to common shareholders. There is no assurance that the Fund will continue to make regular distributions. See "Tax Considerations" in this Summary and "Tax Matters."

                             Unless a shareholder elects to receive
                             distributions in cash, distributions will be used to purchase additional common shares of the Fund. See "Dividend Reinvestment Plan."

Investment Objective
and Policies...............  The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to common shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests regardless of the tax character of the distributions. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in MLPs and related public entities in the energy sector which the Sub-Advisor believes offer opportunities for income and growth. As used in this prospectus, unless the context requires otherwise, MLPs are those MLPs in the energy sector. Due to the tax treatment under current law of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a portion of its income may be tax deferred, thereby increasing cash available for distribution by the Fund to its common shareholders. There can be no assurance that the Fund's investment objective will be achieved.

                             Under normal market conditions, as a
                             non-fundamental policy, the Fund invests at least 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies and energy sector MLPs and MLP-related entities, and invests at least 65% of its Managed Assets in equity securities of such MLPs and MLP-related entities.

                             The Fund has adopted the following additional non-fundamental investment policies:

                             o The Fund may invest up to 35% of its Managed Assets in unregistered or otherwise restricted securities (including up to 10% of its Managed Assets in securities issued by private companies). The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies.

                             o The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including below investment grade securities, which are commonly referred to as "junk bonds." Below investment grade debt securities will be rated at least "B3" by Moody's Investors Service, Inc. ("Moody's") and at least "B-" by Standard & Poor's Ratings Group ("S&P") at the time of purchase, or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined to be of comparable quality by the Sub-Advisor.

                             o The Fund will not invest more than 10% of its Managed Assets in any single issuer.

                             o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of Financial Leverage or market risks associated with the Fund's portfolio.

                             o The Fund may invest up to 15% of its Managed Assets in non-U.S. securities as well as hedge the currency risk of the non-U.S. securities using derivative instruments.

                             To generate additional income, the Fund writes (or sells) covered call options on the common stock of energy companies held in the Fund's portfolio. The Fund anticipates that it will be able to invest substantially all of the net proceeds of any offering of Common Shares pursuant to this prospectus and applicable prospectus supplement in securities that meet the Fund's investment objective and policies within one month after the completion of any such offering.

                             The Fund's investment objective and the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide investors with at least 60 days prior notice of any change in the Fund's investment strategy. Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market fluctuations. There can be no assurance that the Fund's investment objective will be achieved. See "The Fund's Investments" and "Risks" in this prospectus and "Investment Policies and Techniques" in the Fund's SAI.

The  Fund's Investments..... The Fund's investments consist of equity and/or debt securities issued by energy companies and energy sector MLPs and MLP-related entities. The companies in which the Fund invests are generally involved in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids ("NGLs") (including propane), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services.

                             The types of MLP and MLP-related entity equity securities the Fund purchases include common units, subordinated units and I-Shares. Unlike the holders of common stock of a corporation, investors in MLP common units, including the Fund, have limited control and voting rights on matters affecting the partnership. Investors in MLP common units are generally entitled to minimum quarterly distributions ("MQD") from the MLP, including arrearage rights, which must be satisfied before any distributions are paid to subordinated unit holders or incentive payments are made to the MLP's general partner. MLP common units are typically listed and traded on a U.S. securities exchange. While the Fund anticipates that it will generally purchase MLP common units in open market transactions, the Fund has purchased in the past, and may purchase in the future, MLP common units through direct placements. MLP subordinated units provide for distributions to be made to holders once the MQD payable to common unit holders have been satisfied but prior to incentive payments to the MLP's general partner. MLP subordinated units do not provide for arrearage rights and are typically convertible into common units after a specified period of time or upon the achievement of specified financial goals. As MLP subordinated units are not typically listed or publicly traded, the Fund anticipates that it will purchase MLP subordinated units directly from MLP affiliates or holders of such shares. I-Shares are similar in most respects to common units except that distributions payable on I-Shares are in the form of additional I-Shares rather than cash distributions. As a result, the Fund will consider its own distribution targets and cash holdings when making a determination as to whether to purchase I-Shares.

                             The Fund may also invest in equity and debt securities of MLP-related entities, such as general partners or other affiliates of MLPs and equity and debt securities of energy companies that are organized and/or taxed as corporations.

                             The Fund may invest up to 35% of its Managed Assets in equity securities issued by energy companies. The Fund intends to purchase these equity securities in market transactions but may also purchase securities directly from the issuers in private placements. To generate additional income, the Fund sells covered call options on the common stock of energy companies held in the Fund's portfolio.

Hedging and Strategic
Transactions...............  The Fund may, but is not required to, use various hedging and strategic transactions to seek to reduce interest rate risks arising from any use of Financial Leverage, to facilitate portfolio management and to mitigate risks, including interest rate, currency and credit risks. The Fund also may write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio. Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Advisor (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, energy-related commodities, equity, fixed income and interest rate indices, currencies, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Use of Financial Leverage..  The Fund is currently engaged in, and may in the future engage in, the use of Financial Leverage to seek to enhance the level of its current distributions to common shareholders. On January 28, 2005, the Fund issued $34 million principal amount of auction rate senior notes due March 2, 2045 (the "Series A Notes") and on March 26, 2006, issued $25 million principal amount of auction rate senior notes due March 20, 2046 (the "Series B Notes"), which were rated "Aaa" and "AAA" by Moody's and Fitch Ratings Services, Inc. ("Fitch"), respectively. On March 26, 2008, the Fund entered into a $55 million senior revolving credit facility with The Bank of Nova Scotia (the "Credit Facility"), of which $34 million was utilized to redeem the issued and outstanding Series A Notes. On January 23, 2009, the Fund entered into a $60,000,000 commitment facility agreement with BNP Paribas Prime Brokerage Inc. (the "Commitment Facility"), which was used to repay in full outstanding borrowings under the Credit Facility and, on February 26, 2009, to deposit funds to redeem the issued and outstanding Series B Notes. All of the issued and outstanding Series B Notes were redeemed on March 13, 2009. On March 2, 2010, the Fund and BNP Paribas Prime Brokerage Inc. amended the Commitment Facility to increase the commitment amount to $70,000,000. As of March 3, 2010, the principal amount of Borrowings under the Commitment Facility was $59,300,000, representing approximately 26% of the Fund's Managed Assets. As of March 3, 2010, the Fund had $10,700,000 of unutilized funds available for Borrowing under the Commitment Facility.

                             The Fund's common shares are junior in liquidation and distribution rights to amounts owed pursuant to the Commitment Facility. The issuance of Preferred Shares and/or Borrowings (each a "Leverage Instrument" and collectively, the "Leverage Instruments"), represent the leveraging of the Fund's common shares. The issuance of additional Common Shares offered by this prospectus will enable the Fund to increase the aggregate amount of its leverage. The use of Financial Leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time, it creates special risks that may adversely affect common shareholders. Because both the Advisor's and Sub-Advisor's fees are based on Managed Assets (including assets obtained through leverage), both the Advisor's and Sub-Advisor's fees are higher when the Fund is leveraged. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. Leverage creates a greater risk of loss, as well as potential for more gain, for the common shares than if leverage is not used. The determination to use Financial Leverage is subject to the Board of Trustees' approval and the ability of the Fund to obtain Financial Leverage. Leverage Instruments will have seniority over the common shares. The use of Leverage Instruments will leverage your investment in the Common Shares. The Fund expects to issue additional Leverage Instruments to extent such Financial Leverage is available. If the Fund uses additional Leverage Instruments, associated costs, if any, will be borne immediately by common shareholders and result in a reduction of the net asset value of the common shares.

                             Preferred Shares, if any, may pay dividends based on short-term rates, which may be reset frequently. Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the then current interest rate or dividend rate on the Leverage Instruments, the Fund will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher distributions to common shareholders. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. When leverage is employed, the net asset value and market prices of the common shares and the yield to common shareholders will be more volatile.

                             There is no assurance that the Fund will utilize Financial Leverage in addition to the Commitment Facility or, if additional Financial Leverage is utilized, that it will be successful in enhancing the level of the Fund's current distributions.

                             The Fund may make further use of Financial Leverage through the issuance of notes or other senior securities to the extent permitted by the 1940 Act. However, it is possible that the Fund will be unable to obtain additional Financial Leverage. In the current economic environment, it has become more difficult for borrowers, including the Fund, to find third parties willing to extend credit or purchase securities that would constitute Financial Leverage. If the Fund is unable to increase Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus, there could be an adverse impact on the return to common shareholders. In addition, to the extent additional Financial Leverage is utilized, the Fund may consequently be subject to certain financial covenants and restrictions that are not currently imposed on the Fund. See "Use of Financial Leverage" and "Risks -- Leverage Risk."

Tax Considerations.........  Fund Status. The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the Internal Revenue Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investment of a substantial portion of its Managed Assets in MLPs invested in energy assets. As a result, the Fund is obligated to pay taxes on its taxable income as opposed to most other investment companies which are not so obligated. However, as discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund's current tax liability. For purposes of computing net asset value, the Fund accrues deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be tax-deferred return of capital as well as capital appreciation of its investments. The Fund relies to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. The taxation of Fund distributions is discussed further under "Tax Matters."

                             Fund Assets.

                             o    Investments in MLPs. The Fund invests
                                  primarily in MLPs and MLP-related entities.
                                  The benefit the Fund derives from its
                                  investment in MLPs is largely dependent on MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability on MLP qualified income at the entity level. As a limited partner in the MLPs in which it invests, the Fund is allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. In this situation, the Fund will incur a current tax liability on that portion of the income from an MLP not offset by tax deductions with a portion of any distribution being treated as a tax-deferred return of capital. The Fund's tax basis in its MLP units would be reduced by amounts treated as tax-deferred return of capital, which would either increase the Fund's taxable gain or reduce the Fund's loss recognized upon the sale of an MLP. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held by the Fund could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in increased current tax liability to the Fund. Certain energy related deductions are also not allowed for alternative minimum tax purposes, which may cause the Fund to be subject to the alternative minimum tax depending upon the nature of the assets of the MLPs. A reduction in the percentage of income offset by tax deductions or an increase in the Fund's portfolio turnover will reduce that portion of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as income, and may result in reduced Fund distributions and lower after-tax distributions to the Fund's common shareholders.

                             o Investments in Other Securities. The Fund may also invest in equity and debt securities of energy companies that are organized and/or taxed as corporations. Interest and dividend payments received by the Fund with respect to such securities generally are included in the Fund's corporate taxable income in the year in which they are received, although the Fund may qualify for the dividends-received deduction with respect to dividends on certain of the equity securities owned by the Fund.

                             Shareholder Tax Aspects.

                             o    Current Distributions on Shares. Common
                                  shareholders of the Fund hold common shares of a Massachusetts business trust which has elected for federal income tax purposes to be taxed as a corporation. There is a significant difference, for federal income tax purposes, between owning common shares of a taxable entity treated as a corporation for federal income tax purposes (such as the Fund) versus owning partnership interests in the MLPs in which the Fund invests. Common shareholders of the Fund will be subject to potential income tax only if the Fund pays out distributions. Depending on the nature of the distribution made by the Fund, the tax character of such distribution to common shareholders will vary. Distributions made from current and accumulated earnings and profits of the Fund will be taxable to common shareholders as dividend income. Prior to 2011, dividend income generally will qualify for treatment as "qualified dividend income" for federal income tax purposes if holding period and other requirements are satisfied by the common shareholder receiving such dividend income. Qualified dividend income received by individual shareholders is taxed at long-term capital gains rates, which reach a maximum of 15%. The special tax treatment afforded to qualified dividend income is set to end as of December 31, 2010 (assuming such special tax treatment is not repealed by Congress before then). After December 31, 2010, dividends will be taxed at ordinary income rates. Currently, the highest federal income tax rate applicable to individuals as ordinary income is 35%. This rate is scheduled to increase to 39.6% after 2010. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a common shareholder's basis in its common shares, and such distributions would correspondingly reduce the common shareholder's basis in its common shares. A reduction in the common shareholder's basis would potentially increase the common shareholder's gain (or reduce the common shareholder's loss) recognized upon the sale of the common shares. Additionally, excess distributions that exceed a common shareholder's tax basis in its common shares will generally be taxed as gain. The past performance of MLPs indicates that a significant portion of the Fund's distributions to common shareholders will likely represent a tax-deferred return of capital. However, there can be no guarantee that the Fund's expectation regarding the tax character of its distributions will be realized or that the Fund will make regular distributions. See "Distributions."

                             o Sale of Shares. Common shareholders generally will recognize a gain or loss upon the sale of their common shares. Such gain or loss is equal to the difference between the common shareholder's federal income tax basis in its common shares sold (as adjusted to reflect return of capital) and the sale proceeds received by the common shareholder upon the disposition of common shares. As a general rule, the sale of a capital asset, like common shares, held for more than a year will result in a long-term capital gain or loss.
                                  See "Tax Matters."

Comparison with Direct
Investments in MLPs........  The Fund seeks to provide an efficient method for investing in MLPs, MLP-related entities and other energy companies. Some of the benefits of investing in the Fund as opposed to directly investing in MLPs include:

                             o The Fund provides, through a single investment vehicle, an investment in a portfolio of a number of MLPs, MLP-related entities and other energy companies;

                             o Direct investors in MLPs receive a partnership statement (a Form K-1 statement) from each MLP they own and may be required to file income tax returns in each state in which the MLPs operate. Common shareholders of the Fund will receive a single Form 1099 and will only be required to file income tax returns in states in which they would ordinarily file;

                             o Direct investors in MLPs are limited in their ability to use losses to offset other gains by the passive activity income and loss rules, whereas common shareholders of the Fund are not so limited; and

                             o Income received by tax-exempt investors, including employee benefit plans and IRA accounts, from MLPs is generally treated as unrelated business taxable income ("UBTI"), whereas distributions these investors receive from an entity treated for federal income tax purposes as a corporation (such as the Fund) will generally not be treated as UBTI, unless the stock is debt-financed.

Listing....................  The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus and any applicable prospectus supplement will be, subject to notice of issuance, listed on the NYSE Amex under the trading or "ticker" symbol "FEN." The net asset value of the Fund's common shares at the close of business on March 3, 2010 was $22.03 per common share, and the last sale price of the common shares on the NYSE Amex on such date was $23.12.

Corporate Finance Services
and Consulting Agent.......  Wells Fargo Advisors, LLC, as successor to A.G.
                             Edwards, serves as corporate finance services and consulting agent to the Advisor, pursuant to a Corporate Finance Services and Consulting Agreement between A.G. Edwards and the Advisor. See "Corporate Finance Services and Consulting Fee."

Custodian, Administrator
and Transfer Agent.........  PNC Global Investment Servicing (U.S.) Inc.,
                             formerly known as PFPC Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant, Transfer Agent and Board Administrator in accordance with certain fee arrangements. PFPC Trust Company (which will be renamed PNC Trust Company effective June 7, 2010), also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Closed-End Structure.......  Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                             Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares of the Fund being greater than, less than or equal to, net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Fund's common shares with respect to their net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

Special Risk
Considerations.............  Investment and Market Risk. An investment in the
                             Fund's Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

                             The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market, and the resulting rapid and dramatic declines in the value of MLPs that occurred beginning in late 2008, and may again be adversely affected due to weaknesses in the credit and stock markets. If the Fund's net asset value declines or remains volatile, there is an increased risk that the Fund may be required to reduce outstanding leverage, which could adversely affect the price of the Fund's common shares and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund's ability to sustain distributions at historical levels. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the slowdown in the capital markets. The recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.

                             In response to the financial crises affecting the banking system and financial markets, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which will have a further impact on the securities markets.

                             Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets, including the extreme levels of volatility recently experienced. Such volatility could materially and adversely affect the financial condition of the Fund, the performance of the Fund's investments and the trading price of the Fund's common shares.

                             Market Impact Risk. The sale of the Common Shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of shares available, which may put downward pressure on the market price for the Fund's common shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

                             Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and Sub-Advisor apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                             Energy Sector Risk. The Fund's investments are generally concentrated in the energy sector, with a particular concentration in energy sector MLPs and MLP-related entities. Certain risks inherent in investing in the energy business of these types of securities include the following:

                             o Commodity Pricing Risk. MLPs, MLP-related entities and energy companies may be directly affected by energy commodity prices, especially those MLPs, MLP-related entities and energy companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of MLPs, MLP-related entities and energy companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs, MLP-related entities and energy companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

                             o Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of MLPs, MLP-related entities and energy companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather. A continuation of reduced demand for energy commodities as a result of the economic recession may further reduce the financial performance of the entities in which the Fund invests.

                             o    Depletion and Exploration Risk. MLPs,
                                  MLP-related entities and energy companies engaged in the production (exploration, development, management or production) of natural gas, NGLs (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. MLPs, MLP-related entities and energy companies generally increase reserves through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these MLPs, MLP-related entities and energy companies.

                             o Regulatory Risk. MLPs, MLP-related entities and energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs, MLP-related entities and energy companies.

                             o Interest Rate Risk. Rising interest rates could adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Rising interest rates may increase an MLP's, MLP-related entity's or energy company's cost of capital, which would increase operating costs and may reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

                             o Acquisition or Reinvestment Risk. The ability of MLPs to grow and to increase distributions to unitholders is dependent in part on their ability to make acquisitions or find organic projects that result in an increase in adjusted operating surplus per unit. In the event that MLPs are unable to make such accretive acquisitions/projects either because they are unable to identify attractive acquisition/project candidates or negotiate acceptable purchase contracts or because they are unable to raise financing on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise distributions may be hindered. Furthermore, even if MLPs do consummate acquisitions/projects that they believe will be accretive, the acquisitions may in fact turn out to result in a decrease in adjusted operating surplus per unit. As MLP general partners typically receive a greater percentage of increased cash distributions, in an effort to increase cash distributions the general partner may make acquisitions which, due to various factors, including increased debt obligations as well as the factors set forth below, may adversely affect the MLP. Any acquisition/project involves risks, including among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

                             o Affiliated Party Risk. A few of the midstream MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the MLPs' revenues and cash flows and ability to make distributions.

                             o Catastrophe Risk. The operations of MLPs, MLP-related entities and energy companies are subject to many hazards inherent in transporting, processing, storing, distributing or marketing natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons, or in exploring, managing or producing such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs, MLP-related entities and energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

                             o    Terrorism/Market Disruption Risk. The
                                  terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect energy company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. Since the September 11th attacks, the U.S. government has issued warnings that energy assets, specifically the U.S. pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets attributable to the September 11th attacks have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

                             o MLP Risks. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

                             o Industry Specific Risk. MLPs, MLP-related entities and energy companies are also subject to risks that are specific to the industry they serve.

                             o Midstream MLPs, MLP-related entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

                             o Propane MLPs and MLP-related entities are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

                             o    MLPs, MLP-related entities and energy
                                  companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, transportation issues, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

                             Cash Flow Risk. A substantial portion of the cash flow received by the Fund is derived from its investment in equity securities of MLPs and MLP-related entities. The amount of cash an MLP or MLP-related entity has available for distributions and the tax character of such distributions is dependent upon the amount of cash generated by the MLP's or MLP-related entity's operations. Cash available for distribution varies from quarter to quarter and is largely dependent on factors affecting the MLP's or MLP-related entity's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP or MLP-related entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

                             Tax Risk. The Fund's ability to meet its investment objective depends on the level of taxable income and distributions it receives from the MLP, MLP-related entities and energy company securities in which the Fund invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the applicable corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution with respect to its units would be reduced and any such distributions received by the Fund would be taxed entirely as dividend income if paid out of the earnings of the MLP. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a material reduction in the after-tax return to the Fund, likely causing a substantial reduction in the value of the common shares.

                             Tax Law Change Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs in which it invests. Any such changes could negatively impact the Fund and its common shareholders. For example, if, by reason of a change in law or otherwise, an MLP in which the Fund invests is treated as a corporation rather than a partnership, the MLP would be subject to entity level corporate taxation and any distributions received by the Fund would be treated as dividend income. This would negatively impact the amount and tax characterization of distributions received by common shareholders.

                             Deferred Tax Risk. As a limited partner in the MLPs in which it invests, the Fund is allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. The Fund will incur a current tax liability on that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in increased current tax liability to the Fund. A reduction in the percentage of the income from an MLP offset by tax deductions or gains as a result of the sale of portfolio securities will reduce that portion, if any, of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in reduced Fund distributions and lower after-tax distributions to the Fund's common shareholders. For purposes of computing net asset value, the Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be tax-deferred return of capital as well as capital appreciation of its investments. The Fund will rely to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available.

                             Delay in Investing the Proceeds of this Offering. Although the Fund currently intends to invest the proceeds from any sale of the Common Shares as soon as practicable following the completion of such offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP, MLP-related entity and energy company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of any offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLP, MLP-related entity or energy company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares in the year following any offering pursuant to this prospectus and an applicable prospectus supplement may be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

                             Equity Securities Risk. MLP units and other equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. MLP units and other equity securities prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors' perceptions of MLPs and energy companies, the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of MLP units and other equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

                             Certain of the energy companies in which the Fund invests and may in the future invest may have comparatively smaller capitalizations. Investing in securities of smaller MLPs, MLP-related entities and energy companies presents some unique investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs, MLP-related entities and energy companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs, MLP-related entities and energy companies may be less liquid than those of larger MLPs, MLP-related entities and energy companies and may experience greater price fluctuations than larger MLPs, MLP-related entities and energy companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

                             MLP subordinated units in which the Fund invests and may in the future invest generally convert to common units at a one-to-one ratio. The purchase or sale price is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors.

                             The Fund invests, and may in the future invest, in I-Shares which represent an indirect investment in MLP i-units. While not precise, the price of I-Shares and their volatility tend to be correlated to the price of common units. I-Shares are subject to the same risks as MLP common units.

                             Leverage Risk. The Fund currently utilizes leverage in the form of Borrowings under the Commitment Facility, and may in the future use additional leverage for investment purposes, to finance the repurchase of its common shares, and to meet cash requirements. Although the use of leverage by the Fund creates an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the common shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. In addition, certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and the Fund's portfolio composition and may impose special restrictions on the Fund's use of various investment techniques or strategies or in its ability to pay dividends and other distributions on common shares in certain instances. Under the Commitment Facility, the Fund is also required to pledge assets to the lenders. Leverage involves risks and special considerations for common shareholders including:

                             o the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage;

                             o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the distributions paid on the common shares;

                             o the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and

                             o when the Fund uses leverage, the investment advisory fee payable to the Advisor, and the sub-advisory fee payable by the Advisor to the Sub-Advisor, will be higher than if the Fund did not use leverage.

                             The issuance of Leverage Instruments by the Fund, in addition to Borrowings under the Commitment Facility, involve offering expenses and other costs, including interest or dividend payments, which would be borne indirectly by the common shareholders. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund's total return.

                             Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. In addition, the loan documents under the Commitment Facility include customary provisions including a restriction on the Fund's ability to pledge its assets and contains customary events of default including failure of the Fund to meet the asset coverage test of the 1940 Act. There is no assurance that the Fund will not violate financial covenants relating to the Commitment Facility or other Financial Leverage in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

                             It is possible that the Fund will be unable to obtain additional leverage. If the Fund is unable to increase Financial Leverage after the issuance of additional Common Shares, there could be an adverse impact on the return to common shareholders.

                             Derivatives Risk. The Fund's Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use hedging and interest rate transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions are not otherwise available to the Fund for investment purposes. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. See "Risks-Derivatives Risk."

                             Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances, but may be higher or lower in certain periods. For the fiscal year ended November 30, 2009, portfolio turnover was approximately 43%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices-Portfolio
                             Turnover" and "Tax Matters."

                             Restricted Securities. The Fund invests, and may in the future invest, in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

                             Liquidity Risk. Although common units of MLPs, I-Shares of MLP-related entities, and common stock of certain energy companies trade on the New York Stock Exchange ("NYSE"), NYSE Amex, and The NASDAQ Stock Market, certain securities may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments. If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund's investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both. The reported value of some of the Fund's relatively illiquid types of investments and, at times, the Fund's high quality, generally liquid asset classes, may not necessarily reflect the lowest current market price for the asset. If the Fund was forced to sell certain of its assets in the current market, there can be no assurance that the Fund will be able to sell them for the prices at which the Fund has recorded them and the Fund may be forced to sell them at significantly lower prices. See "The Fund's Investments-Investment Philosophy and Process."

                             Valuation Risk. Market prices generally will not be available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs, MLP-related entities or private companies, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund will rely on information provided by the MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund's portfolio and to calculate associated deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate. See "Net Asset Value."

                             Interest Rate Risk. Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of the securities in which the Fund invests generally will fall. The Fund's investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent the Fund's debt securities are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

                             Below Investment Grade Securities. Below investment grade debt securities are commonly referred to as "junk bonds." Below investment grade quality securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt instruments. Below investment grade securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated debt instruments. The Fund does not intend to invest in securities issued by a partnership or company in bankruptcy reorganization, subject to a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest and principal ("distressed securities"). In the event any security held by the Fund becomes distressed, the Fund may be required to incur extraordinary expenses in order to attempt to protect and/or recover its investment. In such situations, there can be no assurance as to when or if the Fund will recover any of its investment in such distressed securities, or the value thereof. As of February 28, 2010, the Fund did not invest in any below investment grade debt securities.

                             Non-Diversification. The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund. As of February 28, 2010, there were approximately sixty-seven
                             (67) publicly traded MLPs, approximately 80% of which operate energy assets. The Fund intends to select its MLP investments from this small pool of issuers. The Fund may invest in securities of MLP-related entities and non-MLP securities of other energy companies, consistent with its investment objective and policies. As of February 28, 2010 the Fund held investments in thirty-four
                             (34) MLP issuers.

                             Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action in Iraq is ongoing and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

                             Anti-Takeover Provisions. The Fund's Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See "Certain Provisions in the Declaration of Trust and By-Laws" and "Risks-Anti-Takeover Provisions."

                             Competition Risk. There exist other alternatives to the Fund as a vehicle for investment in a portfolio of MLPs, including other publicly traded investment companies and private funds. In addition, recent tax law changes or future tax law changes may increase the ability of regulated investment companies or other institutions to invest in MLPs. Because of the limited number of MLP issuers, these competitive conditions may adversely impact the Fund's ability to make investments in the MLP market and could adversely impact the Fund's distributions to common shareholders.

                             Market Discount From Net Asset Value. The Fund's common shares have been publicly traded since June 24, 2004 and have traded both at a premium and at a discount relative to net asset value. There is no assurance that any premium of the public offering price for the Common Shares over net asset value with respect to any offering hereunder will continue after such offering or that the common shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of any offering hereunder. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor's purchase price for the common shares. Because the market price of the common shares will be affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the common shares, stability of dividends or distributions, trading volume of the common shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price with respect to any offering hereunder.

                             Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

                             Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Energy Income Partners. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                            SUMMARY OF FUND EXPENSES

   The following table and example contains information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund's expenses, including leverage costs, as a percentage of the Fund's net assets as of March 3, 2010, and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all the assets the Fund invests. The table and example are based on the Fund's capital structure as of March 3, 2010. As of that date, the Fund had $59,300,000 of leverage outstanding pursuant to the Commitment Facility. Such leverage represented 26% of total assets as of March 3, 2010.

Shareholder Transaction Expenses:
Sales Load (as a percentage of offering price) ........................................-- %*
Offering Expenses Borne by the Fund (as a percentage of offering price)(1).............-- %*
Dividend Reinvestment Plan Fees.....................................................None(2)


                                                                          Percentage of Net Assets
                                                                       Attributable to Common Shares,
                                                                  (Assumes 26% Leverage is Outstanding)

Annual Expenses:
Management Fees(3)...............................................................   1.35%
Interest and Fees on Leverage(4).................................................   0.68%
Other Expenses (exclusive of current and deferred income tax expense (benefit))(5)  0.57%
Total Annual Expenses............................................................   2.60%
                                                                                    ------
Fee and Expense Reimbursement....................................................    --  %
                                                                                    ------
     Total Net Annual Expenses...................................................   2.60%
                                                                                    ======

-------------------------------------------------------------------------------
* The applicable prospectus supplement to be used in connection with any sales of Common Shares will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(1) The Fund will pay all offering costs other than the sales load.

(2) You will pay brokerage charges if you direct PNC Global Investment Servicing (U.S.) Inc., as agent for the Common Shareholders Dividend Reinvestment Plan, to sell your Common Shares held in a dividend reinvestment account.

(3) Represents the aggregate fee payable to the Advisor (and by the Advisor to the Sub-Advisor). (4) Interest and fees on leverage in the table reflect the cost to the Fund of Borrowings, expressed as a percentage of the Fund's net assets as of March 3, 2010, based on interest rates in effect as of March 3, 2010. The table assumes total Borrowings of $59.3 million, which reflects leverage in an amount representing 26% of total assets. The Borrowings bear interest at variable rates.

(5) Current and deferred income tax expense (benefit) varies based on the Fund's net investment income and realized and unrealized investment gain and losses, which cannot be predicted. Accordingly, other expenses do not include current or deferred income tax expense (benefit). The Fund's current and deferred income tax expense (benefit) as a percentage of average net assets by fiscal year from inception through November 30, 2009 has been as follows:

      Period June 24, 2004 (commencement of
        operations)
      Through November 30, 2004                         16.18%
      Year Ended November 30, 2005                       5.98%
      Year Ended November 30, 2006                      10.84%
      Year Ended November 30, 2007                       4.58%
      Year Ended November 30, 2008                     (24.83)%
      Year Ended November 30, 2009                      22.47%

    The purpose of the tables above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the tables under "Other Expenses" and "Total Net Annual Expenses" are based on estimated amounts for the Fund's 12 months of operations after March 3, 2010 unless otherwise indicated and assumes that the Fund has not issued any additional common shares.

    The following examples illustrate the expenses that you would pay on a $1,000 investment in Common Shares, assuming: (i) total annual expenses of 2.60% of net assets attributable to Common Shares through year 10, (ii) a 5% annual return and (iii) all distributions are reinvested at net asset value:(1)

  1 Year               3 years              5 Years                 10 Years
   $26                   $81                  $138                    $293

-------------------------------------------------------------------------------
(1) This example does not include sales load or estimated offering costs. The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that all dividends and distributions are reinvested at net asset value and that the Fund is engaged in leverage of 26% of total assets, assuming interest and fees on leverage of 0.68%. The interest and fees on leverage is expressed as an interest rate and represents interest and fees payable on the Commitment Facility. Actual expenses may be greater or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                              FINANCIAL HIGHLIGHTS

    The information in this table is derived from the Fund's financial statements audited by Deloitte & Touche LLP, whose report on certain of such financial statements is contained in the Fund's 2009 Annual Report and is incorporated by reference into the Fund's SAI, both of which are available from the Fund upon request.

                                             Year            Year              Year          Year           Year        Period
                                             Ended           Ended             Ended         Ended         Ended         Ended
                                          November 30,    November 30,      November 30,   November 30,  November 30,  November 30,
                                             2009            2008              2007 (a)       2006          2005        2004 (k)
Net asset value, beginning of period....   $   14.68       $    26.74        $ 25.88     $   22.53     $    21.34      $    19.10(l)
                                           ---------       ----------        -------     ----------    -----------     ----------
Income from investment operations:

Net investment loss.....................       (0.24)(b)        (0.57)         (0.67)        (0.50)         (0.34)          (0.13)

Net  realized  and   unrealized   gain
(loss)..................................        7.43            (9.83)          3.06          5.23           2.86             2.74
                                           ---------       ----------        -------     ----------    -----------      ----------
Total   from   investment   operations
after income tax........................        7.19           (10.40)          2.39          4.73           2.52             2.61
                                           ---------       ----------        -------     ----------    -----------      ----------
Distributions paid to shareholders from:

Net realized gain.......................       (0.35)           (1.66)         (1.53)          --           (0.88)            --

Return of capital.......................       (1.41)             --             --          (1.38)         (0.45)           (0.33)
                                           ---------       ----------        --------    ----------    -----------      -----------
Total from distributions................       (1.76)           (1.66)         (1.53)        (1.38)         (1.33)           (0.33)
                                           ---------       ----------        --------    ----------    -----------      -----------
Premiums  from  shares  sold in at the
market offering.........................        0.09              --             --           --             --              --

Common share offering costs charges to
paid-in capital.........................         --               --             --           --             --              (0.04)
                                           ---------       ----------        --------    ----------    -----------      -----------
Net asset value, end of period..........   $   20.20       $    14.68        $  26.74    $    25.88    $     22.53      $    21.34
                                           =========       ==========        =========   ==========    ===========      ===========
Market value, end of period.............   $   22.30       $    14.40        $  23.82    $    24.49    $     20.92      $    22.12
                                           =========       ==========        =========   ==========    ===========      ===========
Total  return based on net asset
value (c)...............................       51.03%          (40.70)%          9.38%        22.23%         11.96%(e)       13.53%
                                           =========       ==========        =========   ==========    ===========      ===========
Total return based on market value (d)..       70.20%          (34.74)%          2.96%        24.57%          0.29%          12.38%
                                           =========       ==========        =========   ==========    ===========      ===========
Net assets, end of period (in 000's)....    $136,520       $   94,880        $172,421    $  166,850    $   145.230      $  136,993

Ratios of expenses to average net assets:

Including  current and deferred income
taxes before waiver (f).................       25.79 %         (20.03) %        8.52%         14.47 %       8.62 %        18.38%(m)

Including  current and deferred income
taxes after waiver (f)..................       25.79 %         (20.03) %        8.52%         14.29 %       8.31 %        18.09%(m)

Excluding  current and deferred income
taxes before waiver.....................        3.32 %            4.80 %        3.94%          3.63 %       2.64 %         2.20%(m)

Excluding  current and deferred income
taxes after waiver......................        3.32 %            4.80 %        3.94%          3.45 %       2.33 %         1.91%(m)

Excluding  current and deferred income
taxes  and  interest   expense   after
waiver..................................        2.32 %            2.55 %        1.89%          1.76 %       1.57 %         1.36%(m)

Ratios of net investment income (loss)
to average net assets:

Net  investment  income  (loss)  ratio
before tax expenses.....................       (2.73) %         (3.83) %       (3.83)%        (3.26) %     (2.29) %       (1.49)%(m)

Net  investment  income  (loss)  ratio
including tax expenses (f)..............      (24.84) %         21.00 %        (8.41)%       (14.10) %     (8.27) %      (17.67)%(m)

Portfolio turnover rate.................          43 %             38 %          16 %             17 %        38 %            35%

Senior Securities:

Total   Energy    Notes    outstanding
($25,000 per note) .....................          N/A           1,000          2,360           2,360        1,360            N/A

Principal  amount and market value per

Energy Note (g).........................          N/A      $   25,006       $ 25,004        $ 25,069     $  25,074           N/A

Asset coverage per Energy Note (h)......          N/A      $  119,880       $ 98,060        $ 95,699     $ 131,786           N/A

Total loan outstanding (in 000's).......      $45,000      $    5,650       $ 15,250           N/A           N/A         $30,000

Asset   coverage  per  $1,000   senior        $ 4,034(j)   $   22,218(j)    $ 12,306(i)        N/A           N/A         $ 5,566 (i)
indebtedness ...........................


See notes to this table on the next page.

(a) On September 14, 2007, the Fund's Board of Trustees approved an interim sub-advisory agreement with Energy Income Partners, LLC ("EIP"), and on September 24, 2007, the Board of Trustees voted to approve EIP as investment sub-advisor.

(b) Based on average shares outstanding.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(d) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.

(e) In 2005, the Fund received reimbursements from the investment advisor and former sub-advisor. This reimbursement had no effect on the Fund's total return.

(f) Includes current and deferred income taxes associated with each component of the Statement of Operations. (g) Includes accumulated and unpaid interest.
    (h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy
    Notes) and dividing by the outstanding Energy Notes in 000's.

(i) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

(j) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding and the Energy Notes) and dividing by the loan outstanding in 000's. If this methodology had been used historically, fiscal year 2007 would have been $16,175 and fiscal year 2004 would remain unchanged.

(k) Initial seed date of June 17, 2004. The Fund commenced operations on June 24, 2004.

(l) Net of sales load of $0.90 per common share on initial offering.

(m) Annualized.

N/A Not applicable.

                                SENIOR SECURITIES

    The following table sets forth information about the Fund's outstanding senior securities as of each fiscal year ended November 30 since the Fund's inception:

                                                                                                        Principal
                                                      Total                                              Amount
                                                    Principal          Asset Coverage     Asset        and Market
                                                  Amount/Liquidation    per $1,000     Coverage per      Value
                                                    Preference            Senior          Energy       Per Energy
   Year     Title of Security                      Outstanding         Indebtedness      Note (b)      Note (d)
   2004     Borrowings
              Total Loan                            $30,000,000        $ 5,566(a)          ____            ____
              Outstanding

   2005     Energy Notes
              Series A (1,360 Notes)                $34,000,000           ____           $131,786        $ 25,074


   2006     Energy Notes
              Series A (1,360 Notes)
              Series B (1,000 Notes)                $59,000,000           ____           $ 95,699        $ 25,069

   2007     Energy Notes
              Series A (1,360 Notes)(e)             $59,000,000           ____           $ 98,060        $ 25,004
              Series B (1,000
              Notes) Borrowings
              Credit Facility                       $15,250,000       $ 12,306(a)          ____            ____

   2008     Energy Notes
              Series B (1,000                       $25,000,000           ____           $119,880        $ 25,006
              Notes)(f)

            Borrowings
              Credit Facility (g)                   $ 5,650,000       $ 22,218(c)          ____            ____

   2009     Borrowings
              Credit Facility                       $45,000,000       $  4,034(c)          ____            ____


(a) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding (in 000s).

(b) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes (in 000s).

(c) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding and the Energy Notes) and dividing by the loan outstanding in 000's. If this methodology had been used historically, fiscal year 2007 would have been $16,175.

(d) Includes accumulated and unpaid interest.

(e) On April 18, 2008, the Fund redeemed all of the issued and outstanding Series A Notes.

(f) On March 13, 2009, the Fund redeemed all of the issued and outstanding Series B Notes.

(g) On January 23, 2009, the Fund repaid in full outstanding borrowings under the Credit Facility with borrowings under the Commitment Facility.


                     MARKET AND NET ASSET VALUE INFORMATION

    The Fund's currently outstanding common shares are, and the Common Shares offered by this prospectus and the applicable prospectus supplement, subject to notice of issuance, will be, listed on NYSE Amex (formerly the American Stock Exchange). The Fund's common shares commenced trading on NYSE Amex on June 25, 2004.

    The Fund's common shares have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value. The Fund's issuance of the Common Shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares. The continued development of alternatives as vehicles for investing in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of the Fund's common shares to trade at a premium in the future. Shares of common stock of closed-end investment companies frequently trade at a discount from Net Asset Value. See "Risks - Market Discount from Net Asset Value."

    The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on NYSE Amex, the net asset value per share and the premium or discount to net asset value per share at which the Fund's common shares were trading. Net asset value is determined daily as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time). Prior to August 1, 2008, net asset value was determined on each Friday and as of the end of each month. See "Net Asset Value" for information as to the determination of the Fund's net asset value.

                                                                              PREMIUM/(DISCOUNT)
                                       MARKET PRICE(1)    NET ASSET VALUE (2) TO NET ASSET VALUE
Quarter Ended                          High     Low        High     Low        High    Low
September 30, 2004.....................$22.20   $19.60     $20.44   $19.06     8.61%    2.83%
December 31, 2004......................$22.98   $20.60     $21.01   $20.16     9.38%    2.18%
March 31, 2005.........................$24.05   $21.50     $23.12   $21.68     4.02%   (0.83)%
June 30, 2005..........................$23.69   $21.49     $22.35   $21.46     6.00%    0.14%
September 30, 2005.....................$24.77   $22.74     $24.23   $24.09     2.23%   (5.60)%
December 30, 2005......................$23.85   $20.82     $23.99   $23.34    (0.58)% (10.80)%
March 31, 2006.........................$22.42   $20.40     $23.01   $22.86    (2.56)% (10.76)%
June 30, 2006..........................$21.36   $20.15     $23.33   $23.16    (8.44)% (13.00)%
September 30, 2006.....................$22.56   $20.50     $24.38   $23.41    (7.47)% (12.43)%
December 30, 2006......................$25.55   $21.70     $26.39   $23.92    (3.18)%  (9.28)%
March 31, 2007.........................$29.26   $24.22     $28.99   $26.04     0.93%   (6.99)%
June 29, 2007..........................$29.90   $27.00     $29.70   $29.82     0.67%   (9.46)%
September 28, 2007.....................$29.55   $22.65     $31.27   $27.01    (5.50)% (16.14)%
December 31, 2007......................$26.45   $21.71     $27.82   $25.57    (4.92)% (15.10)%
March 31, 2008.........................$24.60   $21.16     $26.18   $24.49    (6.04)% (13.60)%
June 30, 2008..........................$25.80   $22.36     $25.46   $23.91     1.34%   (6.48)%
September 30, 2008.....................$23.33   $18.26     $22.18   $20.71     5.18%  (11.83)%
December 31, 2008......................$20.20   $11.21     $19.14   $12.71     5.54%  (11.80)%
March 31, 2009.........................$19.04   $14.02     $15.89   $13.76    19.82%    1.89%
June 30, 2009..........................$20.75   $16.83     $18.04   $15.95    15.02%    5.52%
September 30, 2009.....................$22.31   $18.40     $18.48   $16.95    20.73%    8.55%
December 31, 2009......................$25.20   $21.17     $21.00   $19.69    20.00%    7.52%

    The last reported sale price, net asset value per share and percentage premium to net asset value per share of the common shares as of March 3, 2010 were $23.12, $22.03 and 4.95%, respectively. As of March 3, 2010, the Fund had 7,609,755 common shares outstanding and net assets of the Fund were $167,612,407.

-------------------------------------------------------------------------------
(1) Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated daily as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time). Prior to August 1, 2008, net asset value was determined on each Friday and as of the end of each month.

                                    THE FUND

    The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on March 25, 2004, pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. On June 29, 2004, the Fund issued an aggregate of 6,400,000 common shares in its initial public offering.
On May 19, 2009, the Fund entered into a sales agreement with the Advisor, Sub-Advisor, and JonesTrading pursuant to which the Fund may offer and sell up to 1,000,000 Common Shares through JonesTrading as its agent. As of March 3, 2010, 259,962 Common Shares have been sold under this sales agreement. In addition, on February 12, 2010, the Fund entered into an underwriting agreement with the Advisor, the Sub-Advisor, RBC Capital Markets Corporation and other underwriters named in the agreement pursuant to which 805,000 Common Shares were sold (including 105,000 pursuant to an overallotment option), on February 18, 2010 and February 25, 2010, respectively. The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus and applicable prospectus supplement will be, listed on the NYSE Amex under the symbol "FEN." The Fund's principal office is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

    The following table provides information about the Fund's outstanding securities as of March 3, 2010:

                                                   Amount Held by
                                        Amount     the Fund or for   Amount
    Title of Class                    Authorized     Its Account   Outstanding

    Common shares...................   Unlimited          0         7,609,755


                                 USE OF PROCEEDS

    Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds from any sales of Common Shares in accordance with the Fund's investment objective and policies as stated below, or use such proceeds for other general corporate purposes. Pending any such use, the proceeds may be invested in cash, cash equivalents or other securities.


                             THE FUND'S INVESTMENTS

Investment Objective and Policies

    The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to common shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund will invest regardless of the tax character of the distributions. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly traded MLPs and related public entities in the energy sector which the Fund's Sub-Advisor believes offer opportunities for income and growth. As used in this prospectus, unless the context requires otherwise, MLPs are those MLPs in the energy sector. Due to the tax treatment under current law of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a portion of its income may be tax deferred thereby increasing cash available for distribution by the Fund to its common shareholders. There can be no assurance that the Fund will achieve its investment objective.

    The Fund's investment objective is considered fundamental and may not be changed without common shareholder approval. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without the approval of the holders of a "majority of the outstanding" common shares, provided that common shareholders receive at least 60 days prior written notice of any change. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

    The Fund seeks to achieve its investment objective by investing primarily in securities of MLPs and MLP-related entities in the energy sector that the Sub-Advisor believes offer attractive distribution rates and capital appreciation potential. The Fund also may invest in other securities set forth below if the Sub-Advisor expects to achieve the Fund's objective with such investments.

    The Fund's policy of investing at least 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies, MLPs and MLP-related entities in the energy sector is non-fundamental.

    The Fund has adopted the following additional non-fundamental policies:

        o Under normal market conditions, the Fund invests at least 65% and up to 100% of its Managed Assets in equity securities issued by energy sector MLPs and MLP-related entities. Equity securities currently consist of common units and subordinated units of MLPs, I-Shares of MLP-related entities and common stock of MLP-related entities, such as general partners or other affiliates of the MLPs.

        o The Fund may invest in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies. The Fund does not intend to invest more than 35% of its Managed Assets in such restricted securities, including up to 10% of its Managed Assets in private companies.

        o The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP related entities, including certain securities rated below investment grade. Below investment grade debt securities will be rated at least "B3" by Moody's and at least "B-" by S&P at the time of purchase, or comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor.

        o The Fund will not invest more than 10% of its Managed Assets in any single issuer.

        o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of Financial Leverage or market risks associated with the Fund's portfolio.

        o The Fund may invest up to 15% of its Managed Assets in non-U.S. securities as well as hedge the currency risk of the non-U.S. securities using derivative instruments.

    Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market value fluctuations.

    For a more complete discussion of the Fund's portfolio composition, see "Portfolio Composition."


Investment Philosophy and Process

    Under normal market conditions, the Fund invests at least 85% of its Managed Assets in securities of energy companies and energy sector MLPs and MLP-related entities. The Sub-Advisor seeks securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Sub-Advisor's securities selection process includes a comparison of quantitative, qualitative, and relative value factors. While the Sub-Advisor maintains an active dialogue with several research analysts in the energy sector, the Sub-Advisor's primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by its in-house investment analysts. To determine whether a company meets its criteria, the Sub-Advisor generally considers, among other things, a proven track record, a strong record of distribution or dividend growth, solid ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, incentive structure, and management team.

    The Fund concentrates its investments in the energy sector. The Fund pursues its objective by investing principally in a portfolio of equity securities issued by MLPs and MLP-related entities. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities. A more detailed description of investment policies and restrictions and more detailed information about portfolio investments is contained in the Fund's SAI.

    Energy Companies. The Fund's investments consist of equity and debt securities issued by energy companies and energy sector MLPs and MLP-related entities. The companies in which the Fund invests are generally involved in the business of transporting, processing, storing, distributing or marketing natural gas, NGLs (including propane), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services.

    Some energy companies operate as "public utilities" or "local distribution companies," and are therefore subject to rate regulation by state or federal utility commissions. However, other energy companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most Midstream MLPs with pipeline assets are subject to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rules and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission ("FERC") or various state regulatory agencies.

    Master Limited Partnerships. MLPs are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

    MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established MQD. Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership's cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

    Energy MLPs in which the Fund invests can generally be classified as Midstream MLPs, Propane MLPs and Coal MLPs.

        o Midstream MLP natural gas services include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of NGLs (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

        o Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

        o Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

    The Fund also may invest in equity and debt securities of energy companies that are organized and/or taxed as corporations, including Canadian income trusts, and may invest in equity and debt securities of MLP-related entities, such as general partners or other affiliates of MLPs, and in private companies that operate energy assets.


Portfolio Composition

    The Fund's portfolio is composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

    Equity Securities of MLPs and MLP-Related Entities. Consistent with its investment objective, the Fund may invest up to 100% of its Managed Assets in equity securities issued by energy sector MLPs and MLP-related entities, including common units and subordinated units of MLPs, I-Shares of MLP-related entities and common stock of MLP-related entities, such as general partners or other affiliates of the MLPs.

    MLP Common Units. MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on the success of an MLP. The Fund intends to purchase common units in market transactions but may also purchase securities directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of a quarterly distribution. Common unit holders have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

    MLP Subordinated Units. MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The Fund expects to purchase subordinated units directly from these persons. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units will receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

    MLP I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates' receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. As a result, I-Shares holders, such as the Fund, will receive a Form 1099 rather than a Form K-1 statement. I-Shares are traded on the NYSE and the AMEX.

    Equity Securities of Energy Companies. The Fund may invest up to 35% of its Managed Assets in equity securities issued by energy companies. The Fund intends to purchase these equity securities in market transactions but may also purchase securities directly from the issuers in private placements.

    Debt Securities. The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade. The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms including, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are "perpetual" in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least "B-" by S&P or "B3" by Moody's or a comparable rating by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Advisor will consider what action, including the sale of such security, is in the best interest of the Fund and its common shareholders. In light of the risks of below investment grade securities, the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

    Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of any offering of Common Shares offered hereby are being invested, or during periods in which the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.


Investment Practices

    Covered Call Option Transactions. Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund writes call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Advisor (in accordance with procedures approved by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund.

    If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid at the time the option expires. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased. See "Tax Matters."

    Strategic Transactions. The Fund may, but is not required to, use various hedging and strategic transactions described below to seek to reduce interest rate risks arising from any use of Financial Leverage by the Fund, to facilitate portfolio management and mitigate risks, including interest rate, currency and credit risks. The Fund may write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio. Hedging and strategic transactions are generally accepted under modern portfolio management theory and are regularly used by many investment companies and other institutional investors. Although the Sub-Advisor seeks to use such practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

    The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on currencies, securities, energy-related commodities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, including the effective yield paid on any Financial Leverage issued by the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

    Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

    See "Risks - Derivatives Risk" in the prospectus and "Investment Policies and Techniques" in the Fund's SAI for a more complete discussion of Strategic Transactions and their risks.

    Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances, but may be higher or lower in certain periods. For the fiscal year ended November 30, 2009, the Fund's portfolio turnover rate was approximately 43%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's recognition of gains that will increase the Fund's tax liability and thereby lower the after-tax dividends of the Fund. In addition, high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as taxable dividends for federal income tax purposes. See "Tax Matters."


                            USE OF FINANCIAL LEVERAGE

    The Fund is currently engaged in, and may in the future engage in, the use of Financial Leverage to seek to enhance the level of its current distributions to common shareholders. The Fund may borrow (by use of commercial paper, notes and/or other Borrowings) an amount up to 33(1)/3% (or such other percentage to the extent permitted by the 1940 Act) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds of the Preferred Shares and any borrowings). As of March 3, 2010, the Fund utilized leverage in an amount equal to approximately 26% of the Fund's Managed Assets. Borrowings, commercial paper or notes and Preferred Shares are each considered a "Leverage Instrument" and collectively, the "Leverage Instruments." Leverage Instruments have seniority in liquidation and distribution rights over the Fund's common shares.

    On January 28, 2005, the Fund issued $34 million principal amount of auction rate senior notes due March 2, 2045 (the "Series A Notes") and on March 26, 2006, issued $25 million principal amount of auction rate senior notes due March 20, 2046 (the "Series B Notes") each of which were rated "Aaa" and "AAA" by Moody's and Fitch, respectively. On March 26, 2008, the Fund established a Credit Facility with The Bank of Nova Scotia, of which $34 million was used to redeem the issued and outstanding Series A Notes. On January 23, 2009, the Fund entered into a $60,000,000 commitment facility agreement with BNP Paribas Prime Brokerage Inc. (the "Commitment Facility"), which was used to repay in full outstanding borrowings under the Credit Facility and, on February 26, 2009, to deposit funds to redeem the issued and outstanding Series B Notes. All of the issued and outstanding Series B Notes were redeemed on March 13, 2009. On March 2, 2010, the Fund and BNP Paribas Prime Brokerage, Inc. amended the Commitment Facility to increase the commitment amount to $70,000,000.

    The Fund may, in the future, incur additional Borrowings, issue additional series of notes or other senior securities to the extent permitted by the 1940 Act. The Fund's common shares, including the Common Shares, are junior in liquidation and distribution rights to Borrowings under the Commitment Facility. The issuance of debt and Preferred Shares, including Borrowings under the Commitment Facility, represent the leveraging of the Fund's common shares. The issuance of additional Common Shares offered by this prospectus and an applicable prospectus supplement will enable the Fund to increase the aggregate amount of its leverage. The use of leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time, it creates special risks that may adversely affect common shareholders. Because both the Advisor's and Sub-Advisor's fees are based on Managed Assets (including assets obtained through leverage), both the Advisor's and Sub-Advisor's fees are higher when the Fund is leveraged. There can be no assurance that a leveraging strategy will be successful during any period in which it is used.

    It is possible that the Fund will be unable to obtain additional Financial Leverage. The capital and credit markets have recently experienced extreme volatility and disruption. Such volatility and disruption generally reduces the availability of credit. The availability of Financial Leverage will depend on a variety of factors, such as market conditions, the general availability of credit, the volume of trading activities, the overall availability of credit to the closed-end management investment companies, the Fund's credit ratings and credit capacity, the Fund's asset class, as well as the possibility that lenders could develop a negative perception of the Fund's long- or short-term financial prospects if the Fund incurs large investment losses due to a market downturn. Similarly, the Fund's access to Financial Leverage may be impaired if regulatory authorities or rating agencies take negative actions against the Fund. The Fund may not be able to successfully obtain additional Financial Leverage on favorable terms, or at all. In the current economic environment, it has become more difficult for borrowers, including the Fund, to find third parties willing to extend credit or purchase securities that would constitute Financial Leverage. If the Fund is unable to increase Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus and an applicable prospectus supplement, there could be an adverse impact on the return to common shareholders.

    Leverage creates a greater risk of loss, as well as potential for more gain, for the common shares than if leverage is not used. The Leverage Instruments have complete priority upon distribution of assets over common shares. The issuance of Leverage Instruments leverages the common shares. Although based on recommendations by the Advisor and the Sub-Advisor, the determination of whether to utilize Financial Leverage as well as timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments, would be determined by the Fund's Board of Trustees. The Fund expects to invest the net proceeds derived from any future Leverage Instrument offering according to the investment program described in this prospectus. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of income than if the Fund were not leveraged.

    Leverage creates risk for holders of the common shares, including the likelihood of greater volatility of net asset value and market price of the common shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the holders of the common shares or will result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to common shareholders. The fees paid to the Advisor and

Sub-Advisor will be calculated on the basis of the Fund's Managed Assets including proceeds from Borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing Financial Leverage, the investment advisory fee payable to the Advisor, and the sub-advisory fee payable by the Advisor to the Sub-Advisor, will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks-Leverage Risk."

    The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33(1)/3% of Managed Assets after borrowings). With respect to such borrowings, asset coverage means the ratio which the value of the Managed Assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

    The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that the Fund elects to be treated as a regulated investment company, and that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings.

    Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements including covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. In addition, the loan documents under the Commitment Facility include customary provisions including a restriction on the Fund's ability to pledge its assets and contains customary events of default including failure of the Fund to meet the asset coverage test of the 1940 Act described below. There is no assurance that the Fund will not violate asset coverage covenants relating to the Commitment Facility in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

    The Commitment Facility can be used by the Fund for general corporate purposes, including for financing a portion of the Fund's investments. The Commitment Facility is secured by a first priority perfected security interest in the assets of the Fund. In addition, the loan documents under the Commitment Facility restrict the Fund's ability to change its investment advisor, sub-advisor or custodian, amend its fundamental investment policies or fundamental investment objectives, or take on additional indebtedness without prior consent from the provider of the Commitment Facility.

    If Preferred Shares are issued they could pay adjustable rate dividends based on shorter-term interest rates or a fixed rate. In the event the dividends are paid at adjustable rates, the adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more.

    Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's managed assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value.

If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of common shares and Preferred Shares, if any, voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

    The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.


Effects of Leverage

    The aggregate principal amount of Borrowings under the Commitment Facility represented approximately 26% of Managed Assets as of March 3, 2010. Asset coverage with respect to the Borrowings under the Commitment Facility was 383% and the Fund had $10,700,000 of unutilized funds available for Borrowing under the Commitment Facility as of that date. Outstanding balances under the Commitment Facility generally accrue interest at a variable annual rate equal to the three-month LIBOR plus 1.50%. As of March 3, 2010, the rate was 1.73%. As of March 3, 2010, the Fund had $59,300,000 outstanding under the Commitment Facility. The Commitment Facility also has an annual unused fee of 0.80% on the unutilized funds available for borrowing. The total annual interest and fee rate as of March 3, 2010 was 1.59%.

    Assuming that the Fund's leverage costs remain as described above (at an assumed average annual cost of 2.53%), the annual return that the Fund's portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.50%.

    The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

    The table further assumes leverage representing 26% of the Fund's Managed Assets, net of expenses, and the Fund's current annual leverage interest and fee rate of 1.59%.

    Assumed Portfolio Total Return (Net of Expenses)........    -10%      -5%       0%       5%       10%
    Common Share Total Return .............................. -14.22%   -7.45%   -0.68%    6.09%    12.86%


    Common share total return is composed of two elements: the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments is entirely offset by losses in the value of those securities.

    While the Fund is using leverage, the amount of the fees paid to both the Advisor and the Sub-Advisor for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Advisor and the Sub-Advisor have a financial incentive to leverage the Fund, which may create a conflict of interest between the Advisor and Sub-Advisor on the one hand and the common shareholders on the other. Because payments on any leverage would be paid by the Fund at a specified rate, only the Fund's common shareholders would bear the Fund's management fees and other expenses.


                                      RISKS

General

    Risk is inherent in all investing. The following discussion summarizes some of the risks that a Common Shareholder should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments and Investment Risks" in the Fund's SAI.


Investment and Market Risk

    An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. An investment in the Fund's Common Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund has been designed primarily as a long-term investment vehicle and is not intended to be used as a short-term trading vehicle.

    The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market, and the resulting rapid and dramatic declines in the value of MLPs that occurred beginning in late 2008, and may again be adversely affected due to weaknesses in the credit and stock markets. If the Fund's net asset value declines or remains volatile, there is an increased risk that the Fund may be required to reduce outstanding leverage, which could adversely affect the price of the Fund's common shares and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund's ability to sustain distributions at historical levels. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the slowdown in the capital markets. The sustained recovery of the MLP sector is dependent on several factors, including the sustained recovery of the financial sector, the general economy and the commodity markets.

    In response to the financial crises affecting the banking system and financial markets and going concern threats to investment banks and other financial institutions, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which will have a further impact on the securities markets.

    Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets, including the extreme levels of volatility recently experienced. Such volatility could materially and adversely affect the Fund's financial condition, the performance of its investments and the trading price of its common shares.


Market Impact Risk

        The sale of the Common Shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of shares available, which may put downward pressure on the market price for the Fund's common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price the Fund deems appropriate.


Management Risk

        The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.


Energy Sector Risk

    The Fund's investments will generally be concentrated in the energy sector, with a particular concentration in energy sector MLPs and MLP-related entities. Certain risks inherent in investing in the energy business of these types of securities include the following:

     o Commodity Pricing Risk. MLPs, MLP-related entities and energy companies may be directly affected by energy commodity prices, especially those energy companies who own the underlying energy commodity. Commodity prices fluctuate for several reasons including, changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of MLPs, MLP-related entities and energy companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity price may also make it more difficult for MLPs, MLP-related entities and energy companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

     o Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Production declines and volume decreases could be caused by various factors including, catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of MLPs, MLP-related entities and energy companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather. A continuation of reduced demand for energy commodities as a result of the economic recession may further reduce the financial performance of the entities in which the Fund invests.

     o Depletion and Exploration Risk. MLPs, MLP-related entities and energy companies engaged in the production (exploration, development, management or production) of natural gas, NGLs (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. MLPs, MLP-related entities and energy companies generally increase reserves through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these MLPs, MLP-related entities and energy companies.

     o Regulatory Risk. MLPs, MLP-related entities and energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs, MLP-related entities and energy companies.

     o Interest Rate Risk. Rising interest rates could adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Rising interest rates may increase an MLP's, MLP-related entity's or energy company's cost of capital, which would increase operating costs and may reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

     o Acquisition or Reinvestment Risk. The ability of MLPs to grow and to increase distributions to unitholders is dependent in part on their ability to make acquisitions or find organic projects that result in an increase in adjusted operating surplus per unit. In the event that MLPs are unable to make such accretive acquisitions/projects either because they are unable to identify attractive acquisition/project candidates or negotiate acceptable purchase contracts or because they are unable to raise financing on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise distributions may be hindered. Furthermore, even if MLPs do consummate acquisitions/projects that they believe will be accretive, the acquisitions/projects may in fact turn out to result in a decrease in adjusted operating surplus per unit. As MLP general partners typically receive a greater percentage of increased cash distributions, in an effort to increase cash distributions the general partner may make acquisitions/projects which, due to various factors, including increased debt obligations as well as the factors set forth below, may adversely affect the MLP. Any acquisition/project involves risks, including among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

     o Affiliated Party Risk. A few of the Midstream MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the MLPs' revenues and cash flows and ability to make distributions.

     o Catastrophe Risk. The operations of MLPs, MLP-related entities and energy companies are subject to many hazards inherent in transporting, processing, storing, distributing or marketing natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs, MLP-related entities and energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

     o Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect energy company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distributions facilities could be direct targets, or indirect casualties, of an act of terror. Since the September 11th attacks, the U.S. government has issued warnings that energy assets, specifically the U.S. pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets attributable to the September 11th attacks have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

     o MLP Risks. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.


Industry Specific Risk

    MLPs, MLP-related entities and energy companies are also subject to risks that are specific to the industry they serve.

     o Midstream MLPs, MLP-related entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

     o Propane MLPs and MLP-related entities are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

     o MLPs, MLP-related entities and energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, transportation issues, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.


Cash Flow Risk

    A substantial portion of the cash flow received by the Fund is derived from its investment in equity securities of MLPs and MLP-related entities. The amount of cash an MLP or MLP-related entity has available for distributions and the tax character of such distributions is dependent upon the amount of cash generated by the MLP's or MLP-related entity's operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the MLP's or MLP-related entity's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP or MLP-related entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.


Tax Risk

    The Fund's ability to meet its investment objective depends on the level of taxable income and distributions it receives from the MLP, MLP-related entities and energy company securities in which the Fund invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the applicable corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution with respect to the units would be reduced and any such distributions received by the Fund would be taxed entirely as dividend income if paid out of the earnings of the MLP. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a material reduction in the after-tax return to the Fund, likely causing a substantial reduction in the value of the common shares.

Tax Law Change Risk

    Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs in which it invests. Any such changes could negatively impact the Fund and its common shareholders. For example, if, by reason of a change in law or otherwise, an MLP in which the Fund invests is treated as a corporation rather than a partnership, the MLP would be subject to entity level corporate taxation and any distributions received by the Fund would be treated as dividend income. This would negatively impact the amount and tax characterization of distributions received by common shareholders.


Deferred Tax Risk

    As a limited partner in the MLPs in which it invests, the Fund is allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. The Fund will incur a current tax liability on that portion of an MLP's income that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP's income which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in increased current tax liability to the Fund. A reduction in the percentage of income offset by tax deductions or gains as a result of the sale of portfolio securities will reduce that portion of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in reduced Fund distributions and lower after-tax distributions to the Fund's common shareholders. For purposes of computing net asset value, the Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be tax-deferred return of capital as well as capital appreciation of its investments. The Fund will rely to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available.


Delay in Investing the Proceeds of this Offering

    Although the Fund currently intends to invest the proceeds of any sales of Common Shares as soon as practicable following the completion of the offering, such investments may be delayed if suitable investments are unavailable at the time or if the Fund is unable to secure firm commitments for direct placements. The trading market and volumes for MLP, MLP-related entity and energy company shares may at times be less liquid than the market for other securities. As a result, it is not anticipated that the Fund will be fully invested immediately after the completion of the offering and it may take a period of time before the Fund is able to accumulate positions in certain securities. Prior to the time the proceeds of this offering are fully invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLP, MLP-related entity or energy company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares in the period following any offering pursuant to this prospectus and applicable prospectus supplement may be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."


Equity Securities Risk

    MLP common units and other equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. MLP units and other equity securities prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors' perceptions of MLPs and energy companies, the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of MLP units and other equity securities may be particularly sensitive to rising interest rates given their yield-based nature.

    Certain of the MLPs, MLP-related entity and other energy companies in which the Fund may invest may have comparatively smaller capitalizations than other companies. Investing in securities of smaller MLPs, MLP-related entities and energy companies presents some unique investment risks. These MLPs, MLP-related entities and energy companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs, MLP-related entities and energy companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs, MLP-related entities and energy companies may be less liquid than those of larger MLPs, MLP-related entities and energy companies and may experience greater price fluctuations than larger energy companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

    A few of the Midstream MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the MLPs' revenues and cash flows and ability to make distributions.

    MLP subordinated units in which the Fund will invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors.

    The Fund invests, and may in the future invest, in I-Shares which represent an indirect investment in MLP i-units. While not precise, the price of I-Shares and their volatility tend to be correlated to the price of common units. I-Shares are subject to the same risks as MLP common units.


Leverage Risk

    The Fund may borrow an amount up to 33(1)/3% (or such other percentage to the extent permitted by the 1940 Act) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds of the Preferred Shares and any borrowings). As of March 3, 2010, the principal amount of Borrowings under the Commitment Facility represented approximately 26% of the Fund's Managed Assets. As of March 3, 2010, the Fund had $10.7 million of unutilized funds available for Borrowing under the Commitment Facility. Such Borrowings and the issuance of Preferred Shares are referred to in this prospectus collectively as "leverage." The successful use of leverage depends on the Sub-Advisor's ability to predict or hedge correctly interest rate and market movements. Although the use of leverage by the Fund may create an opportunity for increased returns for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the common shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will continue to be used or will be successful. Leverage involves risks and special considerations for common shareholders including:

     o the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage;

     o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares;

     o the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and

     o when the Fund uses financial leverage, the investment advisory fee payable to the Advisor, and the sub-advisory fee payable by the Advisor to the Sub-Advisor, will be higher than if the Fund did not use leverage.

    The issuance of Leverage Instruments by the Fund, in addition to Borrowings under the Commitment Facility, would involve offering expenses and other costs, including interest or dividend payments, which would be borne indirectly by the common shareholders. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund's total return.

    The Board of Trustees, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return.

    The funds borrowed pursuant to a borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by the Fund under a borrowing program are senior to the rights of holders of common shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common shares or Preferred Shares or purchase common shares or Preferred Shares unless at the time thereof, the Fund meets certain asset coverage requirements and no event of default exists under any borrowing program. In addition, the Fund may not be permitted to pay dividends on common shares unless all dividends on the Preferred Shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and the Fund's portfolio composition and may impose special restrictions on the Fund's use of various investment techniques or strategies or in its ability to pay dividends and other distributions on common shares in certain instances. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Advisor does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

    While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and common share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

    In addition, recent turmoil in the credit markets have adversely impacted borrowing availability and costs. These market developments have increased, and may continue to increase, the financing costs of the Fund. Because common shareholders indirectly bear the cost of leverage, an increase in interest and dividend obligations on the Fund's Financial Leverage may reduce the total return to common shareholders.

    Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. In addition, the loan documents under the Commitment Facility include customary provisions including a restriction on the Fund's ability to pledge its assets and contains customary events of default including failure of the Fund to meet the asset coverage test of the 1940 Act described below. There is no assurance that the Fund will not violate financial covenants relating to the Commitment Facility or other Financial Leverage in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

    It is possible that the Fund will be unable to obtain additional Financial Leverage. The capital and credit markets have recently experienced extreme volatility and disruption. The availability of Financial Leverage will depend on a variety of factors, such as market conditions, the general availability of credit, the volume of trading activities, the overall availability of credit to the closed-end management investment companies, the Fund's credit ratings and credit capacity, the Fund's asset class, as well as the possibility that lenders could develop a negative perception of the Fund's long- or short-term financial prospects if the Fund incurs large investment losses due to a market downturn. Similarly, the Fund's access to Financial Leverage may be impaired if regulatory authorities or rating agencies take negative actions against the Fund. The Fund may not be able to successfully obtain additional Financial Leverage on favorable terms, or at all. In the current economic environment, it has become more difficult for borrowers, including the Fund, to find third parties willing to extend credit or purchase securities that would constitute Financial Leverage. If the Fund is unable to increase Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus and applicable prospectus supplement, there could be an adverse impact on the return to common shareholders.

    With respect to a borrowing program instituted by the Fund, the credit agreements governing such a program, including the Commitment Facility, includes usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders;
(vii) engage in any business other than the business currently engaged in;
(viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code or ERISA. In addition, the Commitment Facility does not permit the Fund's asset coverage ratio (as defined in the Commitment Facility) to fall below 300% at any time.

    Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Commitment Facility limits the Fund's ability to pay dividends or make other distributions on the Fund's common shares unless the Fund complies with the 300% asset coverage test. In addition, the Commitment Facility does not permit the Fund to declare dividends or other distributions or purchase or redeem common shares or Preferred Shares: (i) at any time that any event of default under the Commitment Facility has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Commitment Facility's 300% asset coverage test set forth in the credit agreements governing the Commitment Facility. To the extent necessary, the Fund intends to repay indebtedness to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so.


Derivatives Risk

    Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

    There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

    There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Advisor's ability to predict correctly changes in interest rate relationships or other factors.

    Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the common shares. In addition, at the time an interest rate or commodity swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of Financial Leverage, the Fund may be required to redeem or prepay some or all of the Financial Leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

    The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

    At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

    Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

    The use of interest rate and commodity swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the common shares. For example, the Fund may utilize interest rate swaps and caps in connection with the Fund's use of Financial Leverage. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap but is expected to enter into an interest rate cap.

    Interest rate and commodity swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and commodity swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged or the increase in the Fund's cost of Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the common shares.


Portfolio Turnover Risk

    The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances, but may be higher or lower in certain periods. For the fiscal year ended November 30, 2009, portfolio turnover was approximately 43%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices - Portfolio Turnover" and "Tax Matters."


Restricted Securities

    The Fund invests, and may in the future invest, in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.


Liquidity Risk

    Although common units of MLPs, I-Shares of MLP-related entities and common stocks of certain energy companies trade on the NYSE, NYSE Amex and The NASDAQ Stock Market, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments.

    If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund's investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than the Fund otherwise would have been able to realize, or both. The reported value of some of the Fund's relatively illiquid types of investments and, at times, the Fund's high quality, generally liquid asset classes, may not necessarily reflect the lowest current market price for the asset. If the Fund was forced to sell certain of its assets in the current market, there can be no assurance that the Fund will be able to sell them for the prices at which the Fund has recorded them and the Fund may be forced to sell them at significantly lower prices.


Valuation Risk

    Market prices may not be readily available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs, MLP-related entities or private companies, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund will rely to some extent on information provided by the MLPs, which is usually not timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate. See "Net Asset Value."

Interest Rate Risk

    Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. The Fund's investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent the Fund's debt securities are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.


Below Investment Grade Securities Risk

    Below investment grade securities are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor. As of February 28, 2010, the Fund did not invest in any below investment grade securities. Below investment grade securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

     o    greater yield and price volatility;

     o    greater credit risk and risk of default;

     o potentially greater sensitivity to general economic or industry conditions;

     o    potential lack of attractive resale opportunities (illiquidity); and

     o    additional expenses to seek recovery from issuers who default.

    In addition, the prices of these below investment grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade securities tend to be less liquid than investment grade securities and the market for below investment grade securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade security held in the Fund's portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent it is required to seek recovery of such principal or interest.

    Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on an issuer's historical financial condition and the rating agencies' analyses at the time of rating. Consequently, the rating assigned to any particular security or instrument is not necessarily a reflection of an issuer's current financial condition. Subsequent to its purchase by the Fund, the security or instrument may cease to be rated or its rating may be reduced. In addition, it is possible that NRSROs might not change their ratings of a particular security or instrument to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of such securities or instruments by the Fund, although the Sub-Advisor will consider these events in determining whether the Fund should continue to hold the securities.

    The market for below investment grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recession. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for these securities may react in a similar fashion in the future.

    For a further description of below investment grade securities and the risks associated therewith, see "Other Investment Policies and Techniques" in the SAI. For a description of the ratings categories of certain NRSROs, see Appendix A to the SAI.


Non-Diversification

    The Fund is a non-diversified, closed-end management investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund. As of February 28, 2010, there were approximately sixty-seven (67) publicly traded MLPs, approximately 80% of which operate energy assets. The Fund intends to select its MLP investments from this small pool of issuers. The Fund may invest in securities of MLP-related entities and non-MLP securities issued by energy companies, consistent with its investment objective and policies. As of February 28, 2010, the Fund held investments in thirty-four (34) MLP issuers.


Market Disruption Risk

    The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy.


Anti-Takeover Provisions

    The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See "Certain Provisions in the Declaration of Trust and By-Laws."


Competition Risk

    There exist other alternatives to the Fund as a vehicle for investment in a portfolio of MLPs, including other publicly traded investment companies and private funds. In addition, recent tax law changes or future tax law changes may increase the ability of regulated investment companies or other institutions to invest in MLPs. Because of the limited number of MLP issuers, these competitive conditions may adversely impact the Fund's ability to make investments in the MLP market and could adversely impact the Fund's distributions to common shareholders.


Potential Tax Changes

    In addition to the specific tax risks and matters discussed elsewhere in this prospectus, the President of the United States has indicated a desire to make significant changes to the Internal Revenue Code. The Fund has no way of knowing whether such changes of the Internal Revenue Code might occur or, if enacted, what effect such changes might have on the Fund's common shareholders or the MLPs and MLP-related entities in which the Fund invests.


Market Discount From Net Asset Value

    The Fund's common shares have been publicly traded since June 24, 2004 and have traded both at a premium and at a discount relative to net asset value. There is no assurance that any premium of the public offering price for the Common Shares in any offering made hereby will continue after such offering or that the common shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor's purchase price for the common shares. Because the market price of the common shares will be affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the common shares, stability of dividends or distributions, trading volume of the common shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the price at which shares may be offered in any offering pursuant to this prospectus.


Inflation Risk

    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.


Certain Affiliations

    Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Energy Income Partners. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with any public offering of the Common Shares offered by this prospectus, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.



                             MANAGEMENT OF THE FUND

Trustees and Officers

    The Board of Trustees is responsible for the general supervision of the duties performed by the Advisor and the Sub-Advisor. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.


Investment Advisor

    First Trust Advisors, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund and is responsible for supervising the Sub-Advisor. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $28 billion in assets which it managed or supervised as of February 28, 2010.

    First Trust Advisors is also responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

    First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisers Act of 1940, as amended. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

    For additional information concerning First Trust Advisors, including a description of the services provided, see the SAI under "Investment Advisor."


Sub-Advisor

    Energy Income Partners serves as the Fund's Sub-Advisor. In this capacity, Energy Income Partners is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio.

    Energy Income Partners, located at 49 Riverside Avenue, Westport, Connecticut 06880, is a registered investment advisor and serves as investment advisor to investment portfolios with approximately $408 million of assets as of February 28, 2010.

    Energy Income Partners is a Delaware limited liability company and an SEC-registered investment advisor, founded in October 2003 by James J. Murchie to provide professional asset management services in the area of energy related MLPs and other high payout securities in the energy sector. In addition to serving as sub-advisor to the Fund, Energy Income Partners serves as the investment manager to three unregistered investment companies and one private registered investment company for high net worth individuals and institutions. Energy Income Partners mainly focuses on portfolio companies that operate infrastructure assets such as pipelines, storage and terminals that receive fee-based or regulated income from their customers.

    James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. ("Pequot Capital") in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC ("Lawhill Capital"), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

    Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager for all its funds. She has been with EIP since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during EIP's affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

    Linda Longville is the Research Director and a Principal of Energy Income Partners. Ms. Longville has been with Energy Income Partners since its inception in 2003, including the time the Energy Income Partners investment team spent at Pequot Capital between December 2004 and July 2006. From April 2001 through September 2003, she was a research analyst for Lawhill Capital. Prior to Lawhill Capital, Ms. Longville held positions in finance and business development at British Petroleum, PLC and Advanced Satellite Communications, Inc. She has a BAS from Miami University (Ohio) and an MA from Case Western Reserve University.

    Saul Ballesteros is the Head of Trading and a Principal of Energy Income Partners. Mr. Ballesteros joined Energy Income Partners in 2006 after six years as a proprietary trader at FPL Group and Mirant Corp. From 1994 through 1999, he was with Enron's internal hedge fund in various positions of increased responsibility, and, from 1991 through 1994, Mr. Ballesteros was a manager of financial planning at IBM. Mr. Ballesteros holds a BS from Duke University and an MBA from Northwestern University.

    For additional information concerning Energy Income Partners, including a description of the services provided and additional information about the Fund's portfolio managers, including the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares, see "Sub-Advisor" in the SAI.

Investment Management Agreement

    Pursuant to an investment management agreement (the "Investment Management Agreement") between First Trust Advisors and the Fund, the Fund has agreed to pay for the services and facilities provided by First Trust Advisors an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets.

    For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred and the liquidation preference of any outstanding Preferred Shares).

    In addition to the management fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

    The Sub-Advisor receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee.

    Because the fee paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's fees from the Fund (and Sub-Advisor's fees from the Advisor) will be higher (and the Advisor and Sub-Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 26% of the Fund's Managed Assets (after their issuance), the Fund's management fee would be 1.35% of net assets attributable to common shares. See "Summary of Fund Expenses."


                                 NET ASSET VALUE

    The Fund determines the net asset value of its common shares daily as of the close of regular session trading on the NYSE (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including option premiums, accrued interest and dividends), less all Fund liabilities (including accrued expenses, dividends payable, current and deferred income taxes, any borrowings of the Fund and the market value of written call options) and the liquidation value of any outstanding Preferred Shares, by the total number of shares outstanding. The Fund will rely to some extent on information provided by the MLPs, which is usually not timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax liability. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/ or assumptions, the net asset value of the Fund would likely fluctuate.

    For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on any exchange other than The Nasdaq Stock Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on The Nasdaq Stock Market are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

    Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on The Nasdaq Stock Market, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis. The value of any portfolio security held by the Fund for which reliable market quotations are not readily available, including illiquid securities, or if a valuation is deemed inappropriate, will be determined under procedures adopted by the Board of Trustees in a manner that reflects fair market value of the security on the valuation date.

    Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating net asset value. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

                                  DISTRIBUTIONS

    The Fund intends to make quarterly distributions to common shareholders. Fund distributions will generally consist of (i) cash or paid-in-kind distributions from MLPs or their affiliates, interest payments received on debt securities owned by the Fund and dividend or other payments on equity securities owned by the Fund, less (ii) current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. The Fund anticipates that, due to the tax treatment under current law of cash distributions made by MLPs in which the Fund will invest, a portion of distributions the Fund makes to common shareholders may consist of a tax-deferred return of capital. Distributions to Common Shareholders are recorded on the ex-date and are determined based on U.S. generally accepted accounting principles, which may differ from their ultimate characterization for federal income tax purposes.

    Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain. All realized capital gains, if any, net of applicable taxes, will be retained by the Fund. Unless you elect to receive cash distributions, your distributions of net investment income will automatically be reinvested into additional common shares pursuant to the Fund's Dividend Reinvestment Plan.

    Distributions by the Fund, whether paid in cash or in additional common shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.


                           DIVIDEND REINVESTMENT PLAN

    If your common shares are registered directly with the Fund or if you hold your common shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan, unless you elect to receive cash distributions, all dividends and distributions on your common shares will be automatically reinvested by the Plan Agent, PNC Global Investment Servicing (U.S.) Inc., in additional common shares under the Dividend Reinvestment Plan (the "Plan"). If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PNC Global Investment Servicing (U.S.) Inc., as dividend paying agent.

    You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of common shares you will receive will be determined as follows:

    (1) If the common shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of
(i) net asset value per common share on that date or (ii) 95% of the market price on that date.

    (2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE Amex or elsewhere, for the participants' accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

    You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

    The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common shares you have received under the Plan.

    There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

    Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Tax Matters."

    If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

    The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.


                              PLAN OF DISTRIBUTION

    The Fund may sell the Common Shares being offered under this prospectus in any one or more of the following ways:

     o    directly to purchasers;

     o    through agents;

     o    to or through underwriters; or

     o    through dealers.

    The Fund may distribute the Common Shares from time to time in one or more transactions at:

     o    a fixed price or prices, which may be changed;

     o    market prices prevailing at the time of sale;

     o    prices related to prevailing market prices; or

     o    negotiated prices.

    The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers. The Fund will, in a prospectus supplement relating to such offering, name any agent that could be viewed as an underwriter under the Securities Act of 1933 and describe any commissions the Fund must pay. Any such agent will be acting on a best efforts basis for the period of its appointment or, if indicated in the applicable prospectus supplement or other offering materials, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.

    If any underwriters or agents are utilized in the sale of Common Shares in respect of which this prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the Fund will set forth in the prospectus supplement relating to such offering their names and the terms of the Fund's agreement with them.

    If a dealer is utilized in the sale of Common Shares in respect of which this prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal. The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.

    The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.

    Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the Securities Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.

    In order to facilitate the offering of the Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares. Specifically, any underwriters may over-allot in connection with the offering, creating a short position for their own accounts. In addition, to cover over-allotments or to stabilize the price of the Common Shares or of any such other Common Shares, the underwriters may bid for, and purchase, the Common Shares or any such other Common Shares in the open market. Finally, in any offering of the Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the Common Shares in the offering if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the Common Shares above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

    The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this prospectus and the applicable prospectus supplement or other offering materials, including in short sale transactions. If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of stock, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement or other offering materials (or a post-effective amendment).

    The Fund or one of the Fund's affiliates may loan or pledge Common Shares to a financial institution or other third party that in turn may sell the Common Shares using this prospectus. Such financial institution or third party may transfer its short position to investors in our Common Shares or in connection with a simultaneous offering of other Common Shares offered by this prospectus or otherwise.

    The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.

    Any underwriter, agent or dealer utilized in the initial offering of Common Shares will not confirm sales to accounts over which it exercises discretionary authority without the prior specific written approval of its customer.


                              DESCRIPTION OF SHARES

Common Shares

        The Declaration of Trust authorizes the issuance of an unlimited number of common shares. The Common Shares being offered in this offering have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if any, have equal rights to the payment of dividends and the distribution of assets upon liquidation. As of March 3, 2010, the Fund had 7,609,755 common shares outstanding. The Common Shares being offered by this prospectus will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting.

        The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus will be, subject to notice of issuance, listed on the NYSE Amex (formerly the American Stock Exchange) under the trading or "ticker" symbol "FEN."

        Section 23(b) of the 1940 Act, in relevant part, provides that a registered closed-end fund may not sell any of its common stock at a price below the current net asset value of such stock, exclusive of any distribution commission or discount, except with the consent of a majority of its common stockholders, or under certain other circumstances. At a special meeting of shareholders of the Fund held on January 8, 2008, the Fund obtained authority from its shareholders to issue and sell common shares at a net price less than its then-current net asset value per share, subject to the following conditions:

          o The per share offering price, before the deduction of underwriting fees, commissions and offering expenses, will not be less than the net asset value per share of the Fund's common shares, as determined at any time within two business days prior to the pricing of the common shares to be sold in the offering.

          o Immediately following each offering of such common shares, after deducting underwriting fees, commissions and offering expenses, the net asset value per share of the Fund's common shares, as determined at any time within two business days prior to the pricing of the common shares to be sold, would not have been diluted by greater than a total of 1% of the net asset value per share of all of the Fund's outstanding common shares. The Fund will not be subject to a maximum number of common shares that can be sold or a defined minimum sales price per share in any offering so long as for each offering the number of common shares offered and the price at which such common shares are sold together would not result in dilution of the net asset value per share of the Fund's common shares in excess of the 1% limitation described above.

          o A majority of the Independent Trustees makes a determination, based on information and a recommendation from the Advisor, that they reasonably expect that the investments to be made with the net proceeds of such issuance will lead to a long-term increase in the Fund's net asset value or a long-term increase in the level of the Fund's distributions to shareholders.

        In connection with any sale of Common Shares below net asset value as described above, the Advisor and Sub-Advisor have committed to waive a portion of their investment advisory fees and sub-advisory fees following any such offering of Common Shares in the following manner:

          o the Advisor and Sub-Advisor will waive all investment advisory fees and sub-advisory fees with respect to the Fund's assets attributable to such newly issued Common Shares (including any assets attributable to associated financial leverage) for the first three-month period following any offering of Common Shares; and

          o the Advisor and Sub-Advisor will waive 50% of investment advisory fees and sub-advisory fees with respect to the Fund's assets attributable to such newly issued Common Shares (including such assets attributable to associated financial leverage) for the second three-month period following such offering of Common Shares.

        See "Management of the Fund - Investment Management Agreement" for a description of the investment advisory and sub-advisory fees payable to the Advisor and the Sub-Advisor.

        The Fund will not issue and sell Common Shares at a price less than its then-current net asset value per share in accordance with the above conditions unless set forth in a prospectus supplement to this prospectus.

        Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that the common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

Preferred Shares

    The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shareholders. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.

    The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Board of Trustees also reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund. The Fund cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

    Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

     Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

    The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

    Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

    The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.


Description of Borrowings

    The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33(1)/3% of Managed Assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the Managed Assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

    The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the common shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that the Fund elects to be treated as a regulated investment company, and that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely be ranked equal to all other existing and future borrowings of the Fund.

    Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

    The Commitment Facility can be used by the Fund for general corporate purposes, including for financing a portion of the Fund's investments. The Commitment Facility is secured by a first priority perfected security interest in the assets of the Fund. In addition, the loan documents under the Commitment Facility restrict the Fund's ability to change its investment advisor, sub-advisor or custodian, amend its fundamental investment policies or investment objective, or take on additional indebtedness without prior consent from the provider of the Commitment Facility.


           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

    Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

    The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration of Trust); (4) in certain circumstances, a termination of the Fund; (5) a removal of trustees by common shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of Fund shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and Preferred Shares, if any, outstanding and entitled to vote. See the SAI under "Certain Provisions in the Declaration of Trust and By-Laws."

    The provisions of the Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

    Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.


                 STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
                          AND CHANGE IN FUND STRUCTURE

Closed-End Structure

    Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

    However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the

Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.


Repurchase of Common Shares and Tender Offers

    In recognition of the possibility that the common shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Advisor, Sub-Advisor and the corporate finance services and consulting agent that the Advisor has retained, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund will consider from time to time open market repurchases of and/or tender offers for common shares to seek to reduce any market discount from net asset value that may develop. In connection with its consideration from time to time of open-end repurchases of and/or tender offers for common shares, the Board of Trustees of the Fund will consider whether to commence a tender offer or share-repurchase program at the first quarterly board meeting following a calendar year in which the Fund's common shares have traded at an average weekly discount from net asset value of more than 10% in the last 12 weeks of that calendar year. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. The Fund may, subject to its investment limitation with respect to borrowings and limitations on seniority within the Fund's capital structure if the Fund has other borrowings outstanding at such time, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

    There can be no assurance that repurchases of common shares or tender offers, if any, will cause the common shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding common shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their common shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common shares in conjunction with an announced repurchase program or tender offer for the common shares.

    Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the common shares, the acquisition of common shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund's investment objective, policies and portfolio, the Advisor and the Sub-Advisor do not anticipate that repurchases of common shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for common shares, although no assurance can be given that this will be the case.


Conversion to Open-End Fund

    The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's common shares outstanding and entitled to vote; provided, however, that such vote shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the common shares would cease to be listed on the NYSE Amex or other national securities exchange or market system. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company.

Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in this prospectus to the extent discussed herein. Such limitations could adversely affect distributions to Fund common shareholders in the event of conversion to an open-end fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.

                                   TAX MATTERS

    The following discussion of federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund.


Matters Addressed

    This section and the discussion in the SAI provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of the common shares. It does not address all federal income tax consequences that may apply to investment in the common shares. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code, on treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the common shares. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of common shares, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold common shares as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the U.S. dollar or (iv) persons that do not hold common shares as capital assets within the meaning of Section 1221 of the Internal Revenue Code.

    For purposes of this discussion, a "U.S. person" is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a U.S. person under any applicable treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or
(iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.


Tax Characterization of the Fund for U.S. Federal Income Tax Purposes

    The Fund has elected to be treated as a regular C corporation for U.S. federal income tax purposes. Thus, the Fund is subject to U.S. corporate income tax on its U.S. taxable income. Such taxable income would generally include all of the Fund's net income from the MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make payments on the common shares. The Fund will also be obligated to pay state income tax on its taxable income, either because the states follow the federal election or because the states separately impose a tax on the Fund.

    The MLPs in which the Fund intends to invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, the Fund will be required to report its allocable share of MLP income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

    The Fund intends to invest in energy MLPs, so the Fund anticipates that the majority of the Fund's items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of the Fund's capital, which may be unrelated to energy ventures.

    Although the Fund intends to hold the interests in the MLPs for investment, the Fund is likely to sell interests in a particular MLP from time to time. On any such sale, the Fund will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and the Fund's tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to the Fund that will shift to the purchaser on the sale. The Fund's tax basis in an MLP is the amount paid for the interest, decreased for any distributions of cash received by the Fund in excess of the Fund's allocable share of taxable income and decreased by the Fund's allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. No favorable federal income tax rate applies to long-term capital gains for entities treated as corporations for federal income tax purposes, such as the Fund. Thus, the Fund will be subject to federal income tax on its long-term capital gains, like ordinary income, at rates of up to 35%.

    In calculating the Fund's alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

    The Fund is not treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because the Fund invests a substantial portion of its Managed Assets in MLPs that invest in energy ventures, the Fund does not meet such tests. In contrast to the tax rules that will apply to the Fund, a regulated investment company generally does not pay corporate income tax. Thus, the regulated investment company taxation rules have no application to the Fund or Common Shareholders of the Fund.


Taxation of the Shareholders

    Distributions. The Fund's distributions will be treated as dividends to common shareholders to the extent of the Fund's current or accumulated earnings and profits as determined for federal income tax purposes.

    As discussed in greater detail below, prior to 2011, dividends that qualify as "qualified dividend income" are generally taxed to individuals at a maximum 15% rate if certain holding period and other requirements are met by the common shareholder receiving such dividend. After 2010, individuals will be taxed at ordinary rates on dividend income. The current maximum rate for individuals on ordinary income is 35%. This rate is scheduled to increase to 39.6% after 2010. Corporations are generally subject to tax on dividends at a maximum 35% rate, but corporations may be eligible to exclude 70% of the dividends if certain holding period requirements are met. Common shareholders that are not U.S. persons are generally subject to a 30% withholding tax, unless (i) the common shareholder's interest in the Fund is effectively connected to a U.S. trade or business and the common shareholder provides the Fund with a Form W8ECI signed under penalties of perjury (in which case, the common shareholder will be subject to the normal U.S. graduated rates) or (ii) the common shareholder is eligible for the benefits of a U.S. income tax treaty and provides the Fund with a Form W-8BEN signed under penalties of perjury (in which case, the common shareholder will be subject to the rate of withholding provided for in the relevant treaty).

    If a Fund distribution exceeds the Fund's current and accumulated earnings and profits, the distribution will be treated as a non-taxable adjustment to the basis of the common shares to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the common shares is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2010. Corporations are taxed on capital gains at their ordinary graduated rates.

    Because unsevered natural resources are viewed as interests in real property for some purposes of the Internal Revenue Code, depending upon the nature and location of the MLPs' assets, the Fund could from time to time be classified as a U.S. real property holding corporation. If the Fund is classified as a U.S. real property holding corporation, dispositions of interests in the Fund by a non-U.S. common shareholder and distributions in excess of a non-U.S. common shareholder's basis may be subject to 10% withholding.

    A corporation's earnings and profits are generally calculated by making certain adjustments to the corporation's reported taxable income. Based upon the historic performance of similar MLPs, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed the Fund's earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its common shareholders for federal income tax purposes.

    Special rules apply to the calculation of earnings and profits for corporations invested in energy ventures. The Fund's earnings and profits will be calculated using (i) straight-line depreciation rather than a percentage depletion method and (ii) five-year and ten-year amortization of drilling costs and exploration and development costs, respectively. Thus, these deductions may be significantly lower for purposes of calculating earnings and profits than they are for purposes of calculating taxable income. Because of these differences, the Fund may make distributions out of earnings and profits, treated as dividends, in years in which Fund distributions exceed the Fund's taxable income.

    The maximum federal income tax rate for individuals on qualified dividend income is currently generally 15% for tax years ending on or before December 31, 2010, unless such favorable treatment is repealed sooner by new legislation. The portion of the Fund's distributions treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes, subject to certain holding period and other requirements. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2010, with the maximum marginal federal income tax rate being 39.6% at such time.

    A common shareholder participating in the Fund's automatic dividend reinvestment plan will be taxed upon the reinvested amount as if actually received by the participating common shareholder and the participating common shareholder reinvested such amount in additional Fund common shares.

    The Fund will notify common shareholders annually as to the federal income tax status of Fund distributions to them.

     Sale of Shares. Upon the sale of common shares, a common shareholder will generally recognize capital gain or loss measured by the difference between the amount received on the sale and the common shareholder's tax basis of common shares sold. As discussed above, such tax basis may be less than the price paid for the common shares as a result of Fund distributions in excess of the Fund's earnings and profits. Such capital gain or loss will generally be long-term capital gain or loss, if such common shares were capital assets held for more than one year.

    Information Reporting and Withholding. The Fund will be required to report annually to the IRS, and to each common shareholder, the amount of distributions and consideration paid in redemptions, and the amount withheld for federal income taxes, if any, for each calendar year, except as to exempt holders (including certain corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, and individual retirement accounts). Each common shareholder (other than common shareholders who are not subject to the reporting requirements without supplying any documentation) will be required to provide the Fund, under penalties of perjury, an IRS Form W-9, Form W-8BEN, Form W-8ECI or an equivalent form containing the common shareholder's name, address, correct federal taxpayer identification number and a statement that the common shareholder is not subject to backup withholding. Should a non-exempt common shareholder fail to provide the required certification, backup withholding will apply. The current backup withholding rate for domestic persons is 28%, but such rate is scheduled to increase to 31% after December 31, 2010. As mentioned above, non-U.S. persons may be subject to withholding tax at a rate of 30%, if appropriate documentation demonstrating eligibility for a lower rate is not provided. Backup withholding is not an additional tax. Any such withholding will be allowed as a credit against the common shareholder's federal income tax liability provided the required information is furnished to the IRS.

Tax Consequences of Certain Investments

    Federal Income Taxation of MLPs. MLPs are generally intended to be taxed as partnerships for federal income tax purposes. As a partnership, an MLP is treated as a pass-through entity for federal income tax purposes. This means that the federal income items of the MLP, though calculated and determined at the partnership level, are allocated among the partners in the MLP and are included directly in the calculation of the taxable income of the partners whether or not cash flow is distributed from the MLP. The MLP files an information return, but normally pays no federal income tax.

    MLPs are often publicly traded. Publicly traded partnerships are generally treated as corporations for federal income tax purposes. However, if an MLP satisfies certain income character requirements, the MLP will generally continue to be treated as partnership for federal income tax purposes. Under these requirements, an MLP must receive at least 90% of its gross income from certain "qualifying income" sources.

    Qualifying income for this purpose generally includes interest, dividends, real property rents, real property gains, and income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). As discussed above, the Fund currently invests in energy MLPs, so the income of the MLPs should qualify as qualifying income.

    As discussed above, the tax items of an MLP are allocated through to the partners of the MLP whether or not an MLP makes any distributions of cash. In part because estimated tax payments are payable quarterly, partnerships often make quarterly cash distributions. A distribution from a partnership will generally be treated as a non-taxable adjustment to the basis of the Fund's interest in the partnership to the extent of such basis, and then as gain to the extent of the excess distribution. The gain will generally be capital gain, but a variety of rules could potentially recharacterize the gain as ordinary income. The Fund's initial tax basis is the price paid for the MLP interest plus any debt of the MLP allocated to the Fund. The tax basis is decreased for distributions and allocations of deductions (such as percentage depletion) and losses, and increased for capital contributions and allocations of net income and gains.

    When interests in a partnership are sold, the difference between (i) the sum of the sales price and the Fund's share of debt of the partnership that will be allocated to the purchaser and (ii) the Fund's adjusted tax basis will be taxable gain or loss, as the case may be.

    The Fund should receive a Form K-1 from each MLP, showing its share of each item of MLP income, gain, loss, deductions and expense. The Fund will use that information to calculate its taxable income and its earnings and profits.

    Because the Fund has elected to be taxed as a corporation, the Fund will report the tax items of the MLPs and any gain or loss on the sale of interests in the MLPs. The Fund's common shareholders will be viewed for federal income tax purposes as having income or loss on their investment in the Fund rather than in the underlying MLPs. Common shareholders will receive a Form 1099 from the Fund based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs in which the Fund invests.

    Other Investments. The Fund has in the past, and may in the future, attempt to generate premiums from the sale of call options. These premiums typically will result in short-term capital gains to the Fund. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may cause the Fund to realize capital gains or losses at inopportune times.

    Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) or (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.

                  CORPORATE FINANCE SERVICES AND CONSULTING FEE

    First Trust Advisors (and not the Fund) has entered into a Corporate Finance Services and Consulting Agreement with Wells Fargo Advisors, LLC, as successor to A.G. Edwards (the "Consultant"), and has agreed to pay from its own assets a fee to the Consultant. This fee was payable quarterly at the annual rate of 0.10% of the Fund's Managed Assets through June 29, 2006 and is payable quarterly at the annual rate of 0.15% of the Fund's Managed Assets after June 29, 2006 and will be payable only so long as the Investment Management Agreement remains in effect between the Fund and First Trust Advisors or any successor in interest or affiliate of First Trust Advisors, as and to the extent that such Investment Management Agreement is renewed or continued periodically in accordance with the 1940 Act. Pursuant to the Corporate Finance Services and Consulting Agreement, the Consultant will: (i) provide relevant information, studies or reports regarding closed-end investment companies with similar investment objectives and/or strategies as the Fund as well as general trends in the closed-end investment company and asset management industries, and consult with representatives of First Trust Advisors in connection therewith; (ii) at the request of First Trust Advisors, provide certain economic research and statistical information and reports on behalf of First Trust Advisors or the Fund and consult with representatives of First Trust Advisors or the Fund, and/or Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance; and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (x) the net asset value of their respective shares (as made publicly available by the Fund and such investment companies), (y) the respective market performance of the Fund and such other companies, and (z) other relevant performance indicators; and (iii) provide First Trust Advisors with such other services in connection with the Common Shares relating to the trading price and market price thereof upon which First Trust Advisors and the Consultant shall, from time to time, agree, including after-market services designed to maintain the visibility of the Fund in the market. The incremental additional amounts paid as service fees applicable to daily assets of the Fund attributable to the common shares initially offered by the Fund will not exceed 4.461% of the offering price of such common shares.

                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

    The custodian of the assets of the Fund is PFPC Trust Company (which will be renamed PNC Trust Company effective June 7, 2010) ("Custodian"), 301 Bellevue Parkway, Wilmington, Delaware 19809. The Fund's transfer, shareholder services and dividend paying agent is PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an Administration and Accounting Services Agreement, PNC Global Investment Servicing (U.S.) Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm providing such independent registered public accounting firm with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for accounting and administrative services, the Fund has agreed to pay PNC Global Investment Servicing (U.S.) Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.095% of the Fund's first $200 million of average Managed Assets, subject to decrease with respect to additional Fund Managed Assets.

                                 LEGAL OPINIONS

    Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois. Chapman and Cutler LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP. If certain legal matters in connection with an offering of Common Shares are passed upon by counsel for the underwriters or sales agent of such offering, such counsel will be named in a prospectus supplement.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                                            Page
Use of Proceeds ..........................................................................   1
Investment Objective .....................................................................   1
Investment Restrictions ..................................................................   2
Investment Policies and Techniques .......................................................   4
Additional Information About the Fund's Investments and Investment Risks..................   6
Other Investment Policies and Techniques .................................................  25
Management of the Fund ...................................................................  34
Investment Advisor .......................................................................  41
Sub-Advisor ..............................................................................  43
Portfolio Transactions and Brokerage .....................................................  47
Certain Provisions in the Declaration of Trust and By-Laws................................  48
Repurchase of Fund Shares; Conversion to Open-End Fund ...................................  51
Net Asset Value ..........................................................................  53
Tax Matters ..............................................................................  56
Performance Related and Comparative Information ..........................................  61
Experts ..................................................................................  63
Custodian, Administrator and Transfer Agent ..............................................  64
Additional Information ...................................................................  64
Financial Statements and Report of Independent Registered Public Accounting Firm.......... F-1
Appendix A -- Ratings of Investments ......................................................A-1
Appendix B --Energy Income Partners, LLC Proxy Voting Policy ..............................B-1

                     This page is intentionally left blank.

                                      -67-

    You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted.

---------------------------------------------------------------------------------------------
                                TABLE OF CONTENTS
                                                                                          Page
Prospectus Summary...........................................................................1
Summary of Fund Expenses....................................................................22
Financial Highlights........................................................................24
Senior Securities...........................................................................26
Market and Net Asset Value Information......................................................27
The Fund....................................................................................28
Use of Proceeds.............................................................................28
The Fund's Investments......................................................................28
Use of Financial Leverage...................................................................33
Risks.......................................................................................37
Management of the Fund......................................................................50
Net Asset Value.............................................................................52
Distributions...............................................................................53
Dividend Reinvestment Plan..................................................................53
Plan of Distribution........................................................................54
Description of Shares.......................................................................55
Certain Provisions in the Declaration of Trust and By-Laws..................................58
Structure of the Fund; Common Share Repurchases and Change in Fund Structure................59
Tax Matters.................................................................................61
Corporate Finance Services and Consulting Fee...............................................65
Custodian, Administrator and Transfer Agent.................................................65
Legal Opinions..............................................................................66
----------------------------------------------------------------------------------------------

                                      -68-



                          Energy Income and Growth Fund




                          Up to 3,348,960 Common Shares




-------------------------------------------------------------------------------
                                   PROSPECTUS
-------------------------------------------------------------------------------







                                  April 9, 2010

                          ENERGY INCOME AND GROWTH FUND
                       STATEMENT OF ADDITIONAL INFORMATION

        The Energy Income and Growth Fund (the "Fund") is a non-diversified closed-end management investment company which commenced operations in June 2004.

        This Statement of Additional Information relates to the offering, on an immediate, continuous or delayed basis, of up to 3,348,960 common shares of beneficial interest in the Fund in one or more offerings (the "Common Shares"). This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus dated April 9, 2010 (the "Prospectus") and any related prospectus supplement. The Fund's currently outstanding common shares are, and the Common Shares offered by the Prospectus and any prospectus supplement will be, subject to notice of issuance, listed on the NYSE Amex under the symbol "FEN."

        This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus and any prospectus supplement prior to purchasing such shares. A copy of the Fund's Prospectus and any prospectus supplement may be obtained without charge by calling (800) 988-5891 or on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any prospectus supplement.

        This Statement of Additional Information is dated April 9, 2010.

                                Table of Contents

                                                                                         Page
Use of Proceeds..............................................................................1

Investment Objective.........................................................................1

Investment Restrictions......................................................................2

Investment Policies and Techniques...........................................................4

Additional Information About the Fund's Investments and Investment Risks.....................6

Other Investment Policies and Techniques....................................................25

Management of the Fund......................................................................34

Investment Advisor..........................................................................41

Sub-Advisor.................................................................................43

Portfolio Transactions and Brokerage........................................................47

Certain Provisions in the Declaration of Trust and By-Laws..................................48

Repurchase of Fund Shares; Conversion to Open-End Fund......................................51

Net Asset Value.............................................................................53

Tax Matters.................................................................................56

Performance Related and Comparative Information.............................................61

Experts.....................................................................................63

Custodian, Administrator and Transfer Agent.................................................64

Additional Information......................................................................64

Financial Statements and Report of Independent Registered Public Accounting Firm............F-1
Appendix A     --    Ratings of Investments.................................................A-1
Appendix B     --    Energy Income Partners, LLC Proxy Voting Policy........................B-1

                                      -ii-

                                 Use of Proceeds

        The Fund will invest substantially all of the net proceeds from any sales of Common Shares pursuant to the Prospectus and any prospectus supplement in accordance with the Fund's investment objective and policies as stated below, to repay indebtedness or for other general corporate purposes.

        Pending investment in securities that meet the Fund's investment objective and policies, the net proceeds of this offering will be invested in cash or cash equivalents.


                              Investment Objective

        The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests regardless of the tax character of the distributions. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash generating securities of energy companies. The Fund focuses on investing in publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector which the Fund's sub-advisor, Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Advisor"), believes offer opportunities for income and growth. As used in this Statement of Additional Information, unless the context requires otherwise, MLPs are MLPs in the energy sector. Due to the tax treatment under current law of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a portion of its income may be tax deferred, thereby increasing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.

        The Fund's investment objective is considered fundamental and may not be changed without shareholder approval. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days prior written notice of any change.

        The Fund seeks to achieve its investment objective by investing primarily in securities of MLPs and MLP-related entities in the energy sector that the Sub-Advisor believes offer attractive distribution rates and capital appreciation potential. The Fund also may invest in other securities set forth below if the Sub-Advisor expects to achieve the Fund's objective with such investments.

                             Investment Restrictions

        The Fund has adopted the following non-fundamental policies:

          o Under normal market conditions, the Fund invests at least 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies, energy sector MLPs and MLP-related entities.

          o Under normal market conditions, the Fund invests at least 65% and up to 100% of its Managed Assets in equity securities of MLPs and MLP-related entities. MLP and MLP-related entity equity securities currently consist of common units, subordinated units and I-Shares. The Fund also may invest in equity securities of MLP-related entities, such as general partners or other affiliates of MLPs.

          o The Fund may invest up to 35% of its Managed Assets in unregistered or otherwise restricted securities (including up to 10% of its Managed Assets in securities issued by private companies). The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies.

          o The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including below investment grade securities, which are commonly referred to as "junk bonds." Below investment grade debt securities will be rated at least B3 by Moody's and at least B-by Standard & Poor's Ratings Group ("S&P") at the time of purchase, or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined to be of comparable quality by the Sub-Advisor.

          o The Fund will not invest more than 10% of its Managed Assets in any single issuer.

          o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of Financial Leverage or market risks associated with the Fund's portfolio.

          o The Fund may invest up to 15% of its Managed Assets in non-U.S. securities as well as hedge the currency risk of the non-U.S. securities using derivative instruments.

        To generate additional income, the Fund writes (or sells) covered call options on the common stock of energy companies held in the Fund's portfolio.

        Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of its outstanding common shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class:

               (1) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

               (2) Borrow money, except as permitted by the 1940 Act;

        For a further discussion of the limitations imposed on borrowing by the 1940 Act, please see the section entitled "Use of Financial Leverage" in the Fund's Prospectus;

               (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("Securities Act"), in connection with the purchase and sale of portfolio securities;

               (4) Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

               (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities); or

               (6) Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objective, policies and limitations.

        The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (1) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (2) more than 50% of the Fund's shares, whichever is less.

                       Investment Policies and Techniques

        The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Fund's Prospectus.

        Temporary Investments and Defensive Position. During the period where the net proceeds of this offering of Common Shares, the issuance of Preferred Shares, if any, commercial paper or notes and/or Borrowings are being invested or during periods in which the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so generally will occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective.

        Cash and cash equivalents are defined to include, without limitation, the following:

               (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
        (c) the Federal National Mortgage Association; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

               (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation ("FDIC") regulations, the maximum insurance payable as to any one certificate of deposit is $250,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

               (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

               (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization ("NRSRO") and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

               (5) The Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

               (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

               (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.


    Additional Information About the Fund's Investments and Investment Risks

Energy Companies

        For purposes of the Fund's policy of investing 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies, energy sector MLPs and MLP-related entities, an energy company is one that derives its revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids ("NGLs"), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services.

        Energy sector MLPs are limited partnerships that derive at least 90% of their income from energy operations. The business of energy sector MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity transported, processed, distributed, and/or marketed. Specifically, MLPs that provide natural gas services and coal MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Sub-Advisor seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. The MLP sector in general could be hurt by market perception that MLPs' performance and valuation are directly tied to commodity prices.

        Some energy companies operate as "public utilities" or "local distribution companies," and therefore are subject to rate regulation by state or federal utility commissions. However, energy companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most Midstream MLPs with pipeline assets are subject to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rates and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission ("FERC") or various state regulatory agencies.

        Energy MLPs in which the Fund invests generally can be classified as Midstream MLPs, Propane MLPs and Coal MLPs.

        Midstream MLP natural gas services include treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of NGLs (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs also may operate ancillary businesses, including the marketing of the products and logistical services.

        Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agriculture customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

        Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

        MLPs and MLP-related entities typically achieve distribution growth by internal and external means. MLPs and MLP-related entities achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations, including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing assets and pursuing so called "greenfield projects." External growth is achieved by making accretive acquisitions.

        MLPs and MLP-related entities are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Energy MLPs and MLP-related entities are directly or indirectly subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

        MLPs and MLP-related entities operating interstate pipelines and storage facilities are subject to substantial regulation by the FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

        Energy sector MLPs and MLP-related entities may be subject to liability relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of energy sector MLPs and MLP-related entities.

        Energy sector MLPs and MLP-related entities are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; reliance on growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs and MLP-related entities upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs and MLP-related entities to successfully integrate recent or future acquisitions; and the general level of the economy.

        The energy industry and particular energy companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types of insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level of economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy companies to raise needed capital.

Master Limited Partnerships

        Under normal circumstances the Fund will invest at least 65% of its Managed Assets in equity securities of energy sector MLPs and MLP-related entities. An MLP is a limited partnership, the interests in which (known as units) are traded on securities exchanges or over-the-counter. Organization as a partnership eliminates tax on MLP qualifying income at the entity level.

        An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a MLP, he or she becomes a limited partner.

        MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into a MLP of which it is the general partner in order to realize the assets' full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to a MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as a MLP from its inception.

        The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

        In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties generally have an incentive to see that the transaction is accretive and fair to the MLP.

        MLPs tend to pay relatively higher distributions than other types of companies and the Fund intends to use these MLP distributions in an effort to meet its investment objective.

        As a motivation for the general partner to manage the MLP successfully and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner's marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

        Because the MLP itself does not pay tax on MLP qualifying income, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a tax-deferred return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP, capital gain. The investor's original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income.

        For a further discussion and a description of MLP tax matters, see the section entitled "Tax Matters."

The Fund's Investments

        The types of securities in which the Fund may invest include, but are not limited to, the following:

        Equity Securities of MLPs and MLP-Related Entities. Consistent with its investment objective, the Fund may invest up to 100% of its Managed Assets in equity securities issued by energy sector MLPs. Equity securities currently consist of common units, subordinated units and I-Shares (each discussed below). The Fund also may invest in equity securities of MLP-related entities, such as general partners or other affiliates of the MLPs. The Fund also may invest up to 15% of Managed Assets in equity or debt securities of non-MLPs or energy companies.

        The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Fund's net asset value per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's price, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

        Certain of the energy companies in which the Fund invests and may in the future invest may have comparatively smaller capitalizations. Investing in securities of smaller MLPs, MLP-related entities and energy companies may involve greater risk than is associated with investing in more established MLPs, MLP-related entities and energy companies. Smaller capitalization MLPs, MLP-related entities and energy companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established MLPs, MLP-related entities and energy companies.

        MLP Common Units. MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter with their value fluctuating predominantly based on the success of the MLP. The Fund intends to purchase common units in market transactions but may also purchase securities directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of a quarterly distribution. Common unit holders have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

        MLP Subordinated Units. MLP subordinated units typically are issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The Fund may purchase subordinated units directly from these persons. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including arrearage, has been paid, subordinated units will receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

        MLP I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-Units. I-Units have features similar to MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional I-Units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliate's receipt of I-Units, rather than cash distributions. I-Shares themselves have limited voting rights similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. As a result, I-Shares holders, such as the Fund, will receive a Form 1099 rather than a Form K-1 statement. I-Shares are traded on the New York Stock Exchange.

        Equity Securities of Energy Companies. The Fund does not intend to invest more than 35% of its Managed Assets in equity securities issued by energy companies which are not MLPs. The Fund intends to purchase these equity securities in market transactions but also may purchase securities directly from the issuers in private placements. To generate additional income, the Fund may write (or sell), covered call options on the common stock of energy companies held in the Fund's portfolio.

        Debt Securities. The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade. The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are "perpetual" in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P's or B3 by Moody's or a comparable rating by at least one other rating agency or, if unrated, determined by the Sub-Advisor to be of comparable quality. If a security satisfies the

Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Advisor will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders. In light of the risks of below investment grade securities, the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

        Below Investment Grade Debt Securities. The Fund may invest up to 25% of its Managed Assets in below investment grade securities. The below investment grade debt securities in which the Fund invests are rated from B3 to Bal by Moody's, from B- to BB+ by S&P's, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Sub-Advisor to be of comparable quality.

        Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent the Fund invests in below investment grade securities, your investment in the Fund is subject to the following specific risks:

        -- increased price sensitivity to changing interest rates and to a deteriorating economic environment;

        --   greater risk of loss due to default or declining credit quality;

        -- adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

        -- if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

        Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the energy industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

        The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

        Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of an issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

        The Fund will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by the Fund, the Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments if it is recoverable at all.

        See Appendix A to this Statement of Additional Information for a description of Moody's and S&P's ratings.

        Restricted Securities. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

        Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. The Sub-Advisor has the ability to deem restricted securities as liquid. To enable the Fund to sell its holdings of a restricted security not registered for public sale, the Fund may have to cause those securities to be registered. In situations in which the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

        In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

        Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

        Thinly-Traded Securities. The Fund also may invest in securities that may not be restricted, but are thinly-traded. Although common units of MLPs, I-Shares of MLP-related entities and common stock of certain energy companies trade on the New York Stock Exchange, The Nasdaq National Market or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Fund believes it is desirable to do so. Thinly-traded securities also are more difficult to value and the Sub-Advisor's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of the Fund's capital in thinly-traded securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short term needs or incurring losses on the sale of thinly-traded securities.

        Margin Borrowing. Although it does not currently intend to, the Fund may in the future use margin borrowing of up to 33-1/3% of total Managed Assets for investment purposes when the Sub-Advisor believes it will enhance returns. Margin borrowings by the Fund create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Fund could be subject to a "margin call," pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Fund, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

Covered Call Option Transactions

        Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Advisor (in accordance with procedures approved by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund.

        If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid at the time the option expires. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased. See "Tax Matters."

Strategic Transactions

        The Fund may, but is not required to, enter into various hedging and strategic transactions to seek to reduce interest rate risks arising from the use of Financial Leverage by the Fund, to facilitate portfolio management and mitigate risks, including interest rate, currency and credit risks. The Fund writes (or sells), covered call options on the common stock of energy companies held in the Fund's portfolio. Certain of these hedging and strategic transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on currencies, securities, energy-related commodities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors, collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, including the effective yield paid on any Financial Leverage issued by the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and strategic techniques described below. The Fund will incur brokerage and other costs in connection with its hedging transactions.

        Options on Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on any securities and securities indices. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of the portfolio securities and against increases in the cost of securities to be acquired.

        Writing Covered Options. The Fund writes (or sells), covered call options on the common stock of energy companies held in the Fund's portfolio. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

        All call and put options written by the Fund are covered. A written call option or put option may be covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

        The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

        Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

        The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

        The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

        The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

        Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

        Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

        The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Sub-Advisor will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board of Trustees.

        The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Sub-Advisor's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

        Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities) and securities indices, and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

        Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

        Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

        The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

        Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

        If, in the opinion of the Sub-Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Sub-Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

        When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts.

        Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

        The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

        The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

        Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other purposes as permitted by the CFTC. These purposes may include using futures and options on futures as a substitute for the purchase or sale of securities to increase or reduce exposure to particular markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund generally will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

        Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

        While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

        Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

        Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges also may establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

        Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

        At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

        It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

        If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

        Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

        Equity Swaps and Interest Rate or Commodity Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against fluctuations in the market value of equity securities, interest rates or commodity prices or to enhance the Fund's income, the Fund may, but is not required to, enter into equity swaps and various interest rate or commodity transactions such as interest rate or commodity swaps and the purchase or sale of interest rate or commodity caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to protect against increasing commodity prices or to manage the Fund's interest rate exposure on any debt securities, including the Notes, or preferred shares issued by the Fund for leverage purposes. The Fund intends to use these transactions primarily as a hedge. However, the Fund also may invest in equity and interest rate or commodity swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

        In an equity swap, the cash flows exchanged by the Fund and the counterparty are based on the total return on some stock market index and an interest rate (either a fixed rate or a floating rate). In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

        The Fund usually will enter into equity and interest rate or commodity swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

        The Fund also may engage in interest rate or commodity transactions in the form of purchasing or selling interest rate or commodity caps or floors. The Fund will not sell interest rate or commodity caps or floors that it does not own. The purchase of an interest rate or commodity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate or commodity price, to receive payments equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate or commodity cap. The purchase of an interest rate or commodity floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate or commodity price, to receive payments at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate or commodity floor.

        Typically, the parties with which the Fund will enter into equity and interest rate or commodity transactions will be broker-dealers and other financial institutions. The Fund will not enter into any equity swap, interest rate or commodity swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Advisor to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

        Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

        Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Advisor to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

        If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "reportable transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Internal Revenue Code of 1986, as amended (the "Code").

        The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Over-the-Counter Market Risk

        The Fund may invest in over-the-counter securities. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, it might have to offer the securities at a discount from recent prices, or sell the securities in small lots over an extended period of time.

Legislation Risk

        At any time after the date of this Statement of Additional Information, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.


                    Other Investment Policies and Techniques

Hedging Strategies

        General Description of Hedging Strategies. As more fully described above, the Fund may use derivatives or other transactions for the purpose of hedging the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any leverage by the Fund and to mitigate risks. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), swap agreements and related instruments.

        Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "Commission"), the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.

        General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

        Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

        Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the Commission and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the Commission and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

        Options. As an anticipatory hedge, the Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

        As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

        Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

        Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

        Futures Contracts. The Fund may enter into securities-related Futures Contracts, including security futures contracts as an anticipatory hedge. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security Futures Contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

        Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. In order to enter into a Futures Contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

        An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most Futures Contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

        Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

        There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures Contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

        Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

        Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

        As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

        If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the respective Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contract. The Fund expects to earn interest income on its margin deposits.

        Because of the low margin deposits required, Futures Contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

        In addition to the foregoing, imperfect correlation between the Futures Contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

        In addition, the value of a position in Futures Contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

        A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

        Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

        Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

               (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Advisor's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Advisor's judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

               (2) Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Advisor reasonably believes are capable of performing under the contract.

               (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Advisor's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Advisor's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

               (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

               (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

               (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Swap Agreements

        For hedging purposes, the Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

        Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

        Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

        A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the Commission. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

        Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

When-Issued and Delayed Delivery Transactions

        The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

Repurchase Agreements

        As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Sub-Advisor, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but the Fund may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Sub-Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Fund will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities

        Although it is not the Fund's current intention, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days.

The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Portfolio Trading and Turnover Rate

        Portfolio trading will be undertaken as determined by the Fund's Sub-Advisor. There are no limits on the rate of portfolio turnover. For the fiscal year ended November 30, 2009, the Fund's portfolio turnover rate was approximately 43%. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may also result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. See "Tax Matters" in the Fund's Prospectus and in this Statement of Additional Information.


                             Management of the Fund

Trustees and Officers

        The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable. The Board of Trustees is divided into three classes: Class I, Class II and Class III. In connection with the organization of the Fund, each Trustee has been elected for one initial term, the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class will be elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. The officers of the Fund serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an "interested person" (as that term is defined in the 1940 Act) ("Interested Trustee") of the Funds due to his position as President of First Trust Advisors L.P., investment advisor to the Funds.

                                                                                                     Number of
                                                      Term of Office                                 Portfolios in   Other
                                                      and Year First                                 Fund Complex    Directorships
Name, Address and             Position and Offices    Elected or        Principal Occupations        Overseen by     Held by
Date of Birth                 with Fund               Appointed(2)      During Past 5 Years          Trustee         Trustee
_______________________       _____________________   _______________   _____________________        ______________  ______________
Trustee who is an Interested
Person of the Fund
____________________________

James A. Bowen(1)             President, Chairman    o Class III        President, First Trust       63 Portfolios   Trustee of
120 East Liberty Drive        of the Board, Chief    o 2004             Advisors L.P. and First                      Wheaton College
 Suite 400                    Executive Officer                         Trust Portfolios L.P.;
Wheaton, IL 60187             and Trustee                               Chairman of the Board of
D.O.B.: 09/55                                                           Directors, BondWave LLC
                                                                        (Software Development
                                                                        Company/Investment Advisor)
                                                                        and Stonebridge Advisors LLC
                                                                        (Investment Advisor)
Trustees who are not
Interested Persons of the Fund
_______________________________
Richard E. Erickson           Trustee                 o Class II        Physician; President,        63 Portfolios   None
c/o First Trust Advisors L.P.                         o 2004            Wheaton Orthopedics; Co-
120 East Liberty Drive                                                  owner and Co-Director
  Suite 400                                                             (January 1996 to May 2007),
Wheaton, IL 60187                                                       Sports Med Center for
D.O.B.: 04/51                                                           Fitness; Limited Partner,
                                                                        Gundersen Real Estate
                                                                        Limited Partnership; Member,
                                                                        Sportsmed LLC

Thomas R. Kadlec              Trustee                 o Class II        President (March 2010 to     63 Portfolios   Director of
c/o First Trust Advisors L.P.                         o 2004            present), Senior Vice                        ADM Investor
120 East Liberty Drive                                                  President and Chief                          Services, Inc.
  Suite 400                                                             Financial Officer (May                       and ADM
Wheaton, IL 60187                                                       2007 to March 2010),                         Investor
D.O.B.: 11/57                                                           Vice President and Chief                     Services
                                                                        Financial Officer (1990                      International
                                                                        to May 2007), ADM Investor
                                                                        Services, Inc. (Futures
                                                                        Commission Merchant)


Robert F. Keith                Trustee               o Class I          President (2003 to Present), 63 Portfolios   None
c/o First Trust Advisors L.P.                        o 2006             Hibs Enterprises (Financial
120 East Liberty Drive                                                  and Management Consulting)
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson                Trustee               o Class III        President (2002              63 Portfolios   Director of
c/o First Trust Advisors L.P.                        o 2004             to Present), Covenant                        Covenant
120 East Liberty Drive                                                  College                                      Transport Inc
  Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

Officers of the Fund
____________________
Mark R. Bradley                Treasurer,            o Indefinite term  Chief Financial Officer,     N/A             N/A
120 East Liberty Drive         Controller, Chief     o 2004             First Trust Advisors L.P.
  Suite 400                    Financial Officer                        and First Trust Portfolios
Wheaton, IL 60187              and Chief Accounting                     L.P.; Chief Financial
D.O.B.: 11/57                  Officer                                  Officer, BondWave LLC
                                                                       (Software Development
                                                                        Company/Broker-
                                                                        Dealer/Investment Advisor)
                                                                        and Stonebridge Advisors LLC
                                                                        (Investment Advisor)

                                      -35-

Erin E. Chapman               Assistant Secretary    o Indefinite term  Assistant General Counsel    N/A             N/A
120 East Liberty Drive,                              o 2009             (October 2007 to Present),
  Suite 400                                                             Associate Counsel (March
Wheaton, IL 60187                                                       2006 to October 2007), First
D.O.B.: 08/76                                                           Trust Portfolios L.P. and
                                                                        First Trust Advisors L.P.;
                                                                        Associate Attorney (November
                                                                        2003 to March 2006) Doyle &
                                                                        Bolotin, Ltd.

James M. Dykas                Assistant Treasurer    o Indefinite term  Senior Vice President (April N/A             N/A
120 East Liberty Drive                               o 2005             2007 to Present), Vice
  Suite 400                                                             President (January 2005 to
Wheaton, IL 60187                                                       April 2007), First Trust
D.O.B.: 01/66                                                           Advisors L.P. and First
                                                                        Trust Portfolios L.P.

Christopher R. Fallow         Assistant Vice         o Indefinite term  Assistant Vice President     N/A             N/A
120 East Liberty Drive        President              o 2006             (August 2006 to Present),
  Suite 400                                                             Associate (January 2005 to
Wheaton, IL 60187                                                       August 2006), First Trust
D.O.B.: 04/79                                                           Advisors L.P. and First
                                                                        Trust Portfolios L.P.

W. Scott Jardine              Secretary and Chief    o Indefinite term  General Counsel, First Trust N/A             N/A
120 East Liberty Drive        Compliance Officer     o 2004             Portfolios L.P., First Trust
  Suite 400                                                             Advisors L.P. and BondWave
Wheaton, IL 60187                                                       LLC (Software Development
D.O.B.: 05/60                                                           Company/Investment Advisor)
                                                                        Secretary, Stonebridge
                                                                        Advisors LLC (Investment
                                                                        Advisor)

Daniel J. Lindquist           Vice President        o Indefinite term   Senior Vice President        N/A             N/A
120 East Liberty Drive                              o 2005             (September 2005 to Present),
  Suite 400                                                             Vice President (April 2004
Wheaton, IL 60187                                                       to September 2005), First
D.O.B: 02/70                                                            Trust Advisors L.P. and
                                                                        First Trust Portfolios L.P.

Coleen D. Lynch               Assistant Vice        o Indefinite term   Assistant Vice President     N/A             N/A
120 East Liberty Drive        President             o 2008             (January 2008 to Present),
  Suite 400                                                             First Trust Advisors L.P.
Wheaton, IL 60187                                                       and First Trust Portfolios
DOB: 07/58                                                              L.P.; Vice President (May
                                                                        1998 to January 2008), Van
                                                                        Kampen Asset Management and
                                                                        Morgan Stanley Investment
                                                                        Management


                                      -36-

Kristi A. Maher               Assistant Secretary   o Indefinite term  Deputy General Counsel (May   N/A             N/A
120 East Liberty Drive        and Deputy Chief      o 2004             2007 to Present), Assistant
  Suite 400                   Compliance Officer                       General Counsel (March 2004
Wheaton, IL 60187                                                      to May 2007), First Trust
D.O.B.: 12/66                                                          Advisors L.P. and First
                                                                       Trust Portfolios L.P.

____________________
(1)   Mr. Bowen is deemed an "interested person" of the Fund due to his position of President of First Trust Advisors, investment Advisor of the Fund.
(2)   Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving as trustees until the Fund's 2009 annual meeting of shareholders. James A. Bowen and
      Niel B. Nielson, as Class III Trustees, are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

        The Board of Trustees of the Fund has four standing committees: the Executive Committee (also known as Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee, and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Such committee is also responsible for the declaration and setting of dividends. Messrs. Erickson and Bowen are members of the Executive Committee. The Executive Committee serving as the Pricing and Dividend Committee met four times during the Fund's last fiscal year.

        The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. Messrs. Erickson, Nielson, Kadlec and Keith are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Fund has a retirement policy of age 72 for Trustees. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund Shareholder), (b) a full description of the proposed candidate's background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate's independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. The Nominating and Governance Committee met four times during the Fund's last fiscal year.

        The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Nielson and Keith are members of the Valuation Committee. The Valuation Committee met four times during the Fund's last fiscal year.

        The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Nielson, Kadlec and Keith serve on the Audit Committee. The Audit Committee met eight times during the Fund's last fiscal year.

        Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee serves as a trustee of First Defined Portfolio Fund, LLC, an open-end fund with 8 portfolios advised by First Trust Advisors, as well as First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, First Trust/Aberdeen Emerging Opportunity Fund and First Trust Specialty Finance and Financial Opportunities Fund, closed-end funds advised by First Trust Advisors, and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(R) Fund, exchange-traded funds with 42 portfolios, respectively, advised by First Trust Advisors (collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. In addition, Mr. Bowen and the other officers of the Fund (other than Christopher R. Fallow) hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Fund. Mr. Fallow, Assistant Vice President of the Fund, serves in the same position for all of the funds in the First Trust Fund Complex with the exception of First Defined Portfolio Fund, LLC, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III and First Trust Exchange-Traded AlphaDEX(R) Fund.

        The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and the Advisor, is the responsibility of the Board of Trustees. The Trustees of the Fund set broad policies for the Fund, choose the Fund's officers, and hire the Fund's investment advisor, sub-advisor and other service providers. The officers of a Fund manage the day-to-day operations and are responsible to the Fund's Board. The Fund's Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James
A. Bowen, serves as both the Chief Executive Officer for each Fund and the Chairman of each Board.

        Each trust in the First Trust Fund Complex pays each Trustee who is not an officer or employee of First Trust Advisors, any sub-advisor or any of their affiliates ("Independent Trustees") an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts.

        For the period January 1, 2008 through December 31, 2009, Dr. Erickson was paid annual compensation of $10,000 to serve as the Lead Trustee, Mr. Keith was paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Mr. Kadlec was paid annual compensation of $2,500 to serve as the chairman of the Valuation Committee and Mr. Nielson was paid annual compensation of $2,500 to serve as the chairman of the Nominating and Governance Committee. Each chairman served two years before rotating to serve as a chairman of another committee or as Lead Trustee. The annual compensation was allocated equally among each of the trusts in the First Trust Fund Complex. Trustees were also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

        Effective January 1, 2010, Mr. Nielson is paid annual compensation of $10,000 to serve as the Lead Trustee, Mr. Kadlec is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Dr. Erickson is paid annual compensation of $2,500 to serve as the chairman of the Valuation Committee and Mr. Keith is paid annual compensation of $2,500 to serve as the chairman of the Nominating and Governance Committee. The Chairmen and the Lead Trustee will serve for a two-year period, ending December 31, 2011, before rotating to serve as a Chairman of another committee or as Lead Trustee. The additional compensation is allocated equally among each of the trusts in the First Trust Fund Complex.

        The following table sets forth compensation paid by the Fund during the Fund's last fiscal year to each of the Trustees and total compensation paid to each of the Trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans. The officers and the Trustee who are "interested persons" as designated above serve without any compensation from the Fund.

                                                          Total Compensation
                                    Aggregate               from Fund and
 Name of Trustee           Compensation from Fund (1)      Fund Complex(2)
 _______________           __________________________      ________________
 James A. Bowen                            $0                         $0
 Richard E. Erickson                  $10,064                   $176,733
 Thomas R. Kadlec                      $9,614                   $168,750
 Robert F. Keith                       $9,755                   $171,250
 Niel B. Nielson                       $9,749                   $171,591
--------------------
(1) The compensation paid by the Fund to the Trustees for the last fiscal year for services to the Fund.

(2) The total compensation paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees, from the Fund and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Fund and the First Defined Portfolio Fund, LLC, an open-end fund (with eight portfolios), the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and the First Trust Exchange-Traded AlphaDEX(R) Fund, exchange-traded funds, plus estimated compensation to be paid to these Trustees by the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, the First Trust Tax-Advantaged Preferred Income Fund, the First Trust/Aberdeen Emerging Opportunity Fund, the First Trust Specialty Finance and Financial Opportunities Fund and the First Trust Active Dividend Income Fund.

        The Fund has no employees. Its officers are compensated by First Trust Advisors. Shareholders of the Fund will elect certain Trustees at the next annual meeting of shareholders.

        The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2009:

                                                         Aggregate Dollar Range of
                                                           Equity Securities in
                            Dollar Range of         All Registered Investment Companies
                           Equity Securities              Overseen by Trustee in
Trustee                       in the Fund                First Trust Fund Complex
James A. Bowen               None                            $50,000 - $100,000
Richard E. Erickson          $1 - $10,000                    $50,001 - $100,000
Thomas R. Kadlec             $10,000 - $50,000               Over $100,000
Robert F. Keith              None                            Over $100,000
Niel B. Nielson              $1 - $10,000                    Over $100,000


        As of December 31, 2009, the Trustees of the Fund who are not "interested persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment Advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment Advisor or principal underwriter of the Fund.

Control Persons

        As of December 31, 2009, no person owned of record or beneficially more than 5% of the Fund's common shares.


                               Investment Advisor

        First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment Advisor to the Fund. First Trust Advisors serves as investment Advisor or portfolio supervisor to investment portfolios with approximately $28 billion in assets which it managed or supervised as of February 28, 2010. As investment Advisor, First Trust Advisors provides the Fund with professional investment supervision and management and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Advisor and provides the Fund with certain other services necessary with the management of the portfolio.

        First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment Advisor registered with the Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

        First Trust Advisors is also Advisor or sub-advisor to 20 mutual funds, 42 exchange-traded funds and 13 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The First Trust product line commenced with the first insured unit investment trust in 1974 and to date, more than $115 billion in gross assets have been deposited in First Trust Portfolios L.P. unit investment trusts.

        First Trust Advisors acts as investment Advisor to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by the Trustees including a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by action of the Board or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the covenants of the Advisor set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

        Pursuant to the Investment Management Agreement between the Advisor and the Fund, the Fund has agreed to pay for the services and facilities provided by the Advisor an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets.

        For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes or other forms of indebtedness issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

        In addition to the fee of the Advisor, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than the Trustee affiliated with the Advisor), custodian, transfer agent, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

        On September 14, 2007, the Fund entered into an interim sub-advisory agreement with the Advisor and the Sub-Advisor. Subsequently, on January 8, 2008, the Fund entered into a sub-advisory agreement with the Advisor and the Sub-Advisor (the "Sub-Advisory Agreement"). The interim sub-advisory agreement replaced a previous sub-advisory agreement (the "Predecessor Sub-Advisory Agreement") between the Fund, the Advisor and Fiduciary Asset Management, LLC (the "Predecessor Sub-Advisor"). For each of the first two years following the commencement of the Fund's operations through June 24, 2006, the Advisor agreed to reduce its annual management fee to 0.75% of the Fund's Managed Assets in order to reimburse the Fund for certain fees and expenses incurred by the Fund. The Predecessor Sub-Advisor agreed to bear a portion of this reduction by reducing the amount of its full sub-advisory fee during such period to 0.382% of the Fund's Managed Assets.

        The Sub-Advisor receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee. Because the fee paid to the Advisor and by the Advisor to the Sub-Advisor will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's and Sub-Advisor's fees will be higher (and the Advisor and Sub-Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 26% of the Fund's Managed Assets (after their issuance), the Fund's management fee would be 1.35% of net assets attributable to common shares. See "Summary of Fund Expenses" in the Fund's Prospectus.

Code of Ethics

        The Fund, the Advisor and the Sub-Advisor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The codes of ethics are available on the EDGAR Database on the Commission's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Procedures

        The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

        The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Energy Income Partners. Energy Income Partners' Proxy Voting Policy is set forth in Appendix B to the Statement of Additional Information.

        Information regarding how the Fund voted proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (800) 621-1675; (ii) on the Fund's website at http://www.ftportfolios.com; and (iii) by accessing the Commission's website at http://www.sec.gov.


                                   Sub-Advisor

        Energy Income Partners serves as the Fund's Sub-Advisor. In this capacity, Energy Income Partners is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio.

        Energy Income Partners, located at 49 Riverside Avenue, Westport, Connecticut 06880, is a registered investment Advisor and serves as investment Advisor or portfolio supervisor to investment portfolios with approximately $408 million of assets as of February 28, 2010.

        Energy Income Partners is a Delaware limited liability company and an SEC-registered investment Advisor, founded in October 2003 by James J. Murchie to provide professional asset management services in the area of energy related master limited partnerships and other high payout securities in the energy sector. In addition to serving as Sub-Advisor to the Fund, Energy Income Partners serves as the investment manager to three unregistered investment companies and one private registered investment company for high net worth individuals and institutions. Energy Income Partners mainly focuses on portfolio companies that operate infrastructure assets such as pipelines, storage and terminals that receive fee-based or regulated income from their customers. Energy Income Partners currently has a staff of seven persons.

        James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. ("Pequot Capital") in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC ("Lawhill Capital"), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

        Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager for all its funds. She has been with Energy Income Partners since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during Energy Income Partners' affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

        Linda Longville is the Research Director and a Principal of Energy Income Partners. Ms. Longville has been with Energy Income Partners since its inception in 2003, including the time the Energy Income Partners investment team spent at Pequot Capital between December 2004 and July 2006. From April 2001 through September 2003, she was a research analyst for Lawhill Capital. Prior to Lawhill Capital, Ms. Longville held positions in finance and business development at British Petroleum, PLC and Advanced Satellite Communications, Inc. She has a BAS from Miami University (Ohio) and an MA from Case Western Reserve University.

        Saul Ballesteros is the Head of Trading and a Principal of Energy Income Partners. Mr. Ballesteros joined Energy Income Partners in 2006 after six years as a proprietary trader at FPL Group and Mirant Corp. From 1994 through 1999, he was with Enron's internal hedge fund in various positions of increased responsibility, and, from 1991 through 1994, Mr. Ballesteros was a manager of financial planning at IBM. Mr. Ballesteros holds a BS from Duke University and an MBA from Northwestern University.

-------------------------------------------------------------------------------
           Number of Other Accounts Managed and Assets by Account Type
                             As of December 31, 2009
-------------------------------------------------------------------------------

                     Registered Investment
                     Companies               Other Pooled
                     (other than the Fund)   Investment Vehicles  Other Accounts
                     ----------------------  -------------------  --------------

                     Number:  1              Number:  3            Number: 12
                     Assets:  $97 million    Assets:  $113         Assets: $7.6
                                             million               million
-------------------------------------------------------------------------------

        Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the potential conflicts described below.

        The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

        If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.

        With respect to securities transactions for the Fund, the Sub-Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Advisor acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of such fund or other account(s) involved.

        The Sub-Advisor, the Advisor and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

        The Sub-Advisor, subject to the Board of Trustees' and Advisor's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the Commission in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will in all material respects satisfy any applicable fiduciary duties it may have to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

        Pursuant to the Sub-Advisory Agreement among the Advisor, the Sub-Advisor and the Fund, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees. The Sub-Advisor receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee.

        From the commencement of the Fund's operations through September 13, 2007, the Fund paid the Advisor, $5,594,220 of which $2,822,136 was paid by the Advisor to the Predecessor Sub-Advisor. From September 14, 2007 through February 28, 2010, the Fund paid the Advisor $4,624,840 of which $2,312,420 was paid by the Advisor to the Sub-Advisor. See "Summary of Fund Expenses" and "Management of the Fund -- Investment Management Agreement" in the Fund's Prospectus.

        The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust Advisors, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Advisor.

        All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund, and the common shareholders of the Fund.


                      Portfolio Transactions and Brokerage

        Subject to the supervision of the Board of Trustees, the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Advisor to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Sub-Advisor and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Sub-Advisor considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Sub-Advisor and/or its affiliates. If approved by the Fund's Board of Trustees, the Sub-Advisor may select an affiliated broker-dealer to effect transactions in the Fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act. The Fund paid brokerage commissions in the amounts of $316,694, $402,583 and $228,792 in 2009, 2008 and 2007, respectively. The Fund did not pay any brokerage commissions to any affiliated persons of the Fund.

        Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment Advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

        In light of the above, in selecting brokers, the Sub-Advisor may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Advisor determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Advisor or the Fund. The Sub-Advisor believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The investment advisory fees paid by the Fund to the Advisor under the Investment Management Agreement is not reduced as a result of receipt by the Advisor or the Sub-Advisor of research services.

        The Advisor and Sub-Advisor may place portfolio transactions for other advisory accounts advised by them, and research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Advisor in servicing all of its accounts; not all of such services may be used by the Sub-Advisor in connection with the Fund. The Sub-Advisor believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) they advise. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Advisor believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Advisor are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.


           Certain Provisions in the Declaration of Trust and By-Laws

        Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust (the "Declaration") contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

        The Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office.

        Generally, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (other than a merger, consolidation, reorganization or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of business of the Fund, sales of assets in connection with the termination of the Fund as provided in the Declaration of Trust, or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (4) in certain circumstances, a termination of the Fund,
(5) removal of Trustees by shareholders, or (6) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then preferred shares outstanding, with respect to (1) above, two-thirds of the preferred shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the preferred shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two thirds of the preferred shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

        Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Shares outstanding and entitled to vote.

        As noted above, pursuant to the Declaration of Trust, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (1) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (2) the issuance of any securities of the Fund to any

Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (3) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (4) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (1) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the Trustees specifically make such transaction subject to this voting provision, (2) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (3) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration of Trust, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration of Trust) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

        The provisions of the Declaration described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

        The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund.

        Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

             Repurchase of Fund Shares; Conversion to Open-End Fund

        The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares trade in the open market at a price that is be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Fund's Advisor, Sub-Advisor and the corporate finance services and consulting agent that the Advisor has retained from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. Before deciding whether to take any action if the Fund's common shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

        Further, the staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

        Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

        Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE Amex, or (b) impair status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE Amex, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

        Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are preferred shares outstanding, the affirmative vote of two-thirds of the preferred shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's common shares would no longer be listed on the NYSE Amex. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to Fund common shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

        The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

        In addition, a purchase by the Fund of its common shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.


                                 Net Asset Value

        The NAV of the common shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. The NAV is determined daily as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). U.S. debt securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable, current and deferred income taxes, any borrowings of the Fund and the market value of written call options) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received and option premiums) and dividing the result by the total number of common shares outstanding. The Fund relies to some extent on information provided by MLPs, which is not necessarily timely, to estimate taxable income allocable to MLP units held by the Fund and to estimate associated deferred tax liability. From time to time the Fund will modify its estimates and/or assumption regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.

        The assets in the Fund's portfolio are valued daily in accordance with Valuation Procedures adopted by the Trustees. The Sub-Advisor anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset (as is the case for unlisted investments), or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., U.S. debt securities), but before the Fund values its assets, would materially affect NAV, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by Valuation Procedures (as defined below) adopted by the Trustees, and in accordance with the provisions of the 1940 Act.

        For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on any U.S. exchange other than The Nasdaq Stock Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on Nasdaq are valued at the Nasdaq Official Closing Price as determined by Nasdaq. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

        Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on Nasdaq, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis.

        Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating NAV. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

        The value of any portfolio security held by the Fund for which reliable market quotations are not readily available, including illiquid securities, or if a valuation is deemed inappropriate, will be determined under procedures adopted by the Board of Trustees in a manner that reflects fair market value of the security on the valuation date.

        Unlisted Investments--Fair Value. When applicable, fair value is determined by the Board of Trustees or its designee. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

        o  the projected cash flows for the issuer or borrower;

        o  the fundamental business data relating to the issuer or borrower;

        o an evaluation of the forces which influence the market in which these securities are purchased and sold;

        o  the type, size and cost of holding;

        o  the financial statements of the issuer or borrower;

        o the credit quality and cash flow of issuer, based on the Sub-Advisor's or external analysis;

        o  the information as to any transactions in or offers for the holding;

        o  the  price  extent  of  public  trading  in  similar   securities
           (or equity securities) of the issuer/borrower, or comparable companies;

        o  the coupon payments;

        o the quality, value and saleability of collateral securing the security or loan;

        o the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's or borrower's management;

        o the prospects for the issuer's or borrower's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

        o any decline in value over time due to the nature of the assets - for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports); and

        o  other relevant factors.

        If the Board of Trustees or its designee cannot obtain a market value or the Board of Trustees or its designee determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to methodologies established by the Board of Trustees (the "Valuation Procedures"). The Valuation Procedures provide that direct placements of securities of private companies (i.e., companies with no outstanding public securities) ordinarily will be valued at cost. The Valuation Procedures provide that securities that are convertible into publicly traded securities (i.e., subordinated units) ordinarily will be valued at the market value of the publicly traded security less a discount equal in amount to the discount negotiated at the time of purchase. A report of any prices determined pursuant to such methodologies will be presented to the Board of Trustees or a designated committee thereof no less frequently than quarterly.

        The Valuation Procedures also provide that the Board of Trustees or its designee will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on the anticipated timing distributions by the Fund to its shareholders.

        The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets as recognized for federal income tax purposes. It is anticipated that cash distributions, for MLPs in which the Fund invests, will not equal the amount of taxable income allocable to the Fund primarily due to depreciation and amortization recorded by MLPs which generally results in a portion of the cash distribution received to not be recognizable as income for tax purposes. The relative portion of such distributions not recognized for tax purposes will vary among the MLPs, and will also vary year by year for each MLP. The Board of Trustees or its designee will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP. The allocation between current and deferred income taxes also impacts the determination of the Fund's earnings and profits, as described in Code Section 312.

                                   Tax Matters

        The following discussion of federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund.

Matters Addressed

        This section and the discussion in the Prospectus provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of the common shares. It does not address all federal income tax consequences that may apply to investment in the common shares. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Code, treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the common shares. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of common shares, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold common shares as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold common shares as capital assets within the meaning of
Section 1221 of the Code.

        For purposes of this discussion, a "U.S. person" is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

Tax Characterization of the Fund for U.S. Federal Income Tax Purposes

        The Fund has elected to be treated as a regular C corporation for U.S. federal income tax purposes. Thus, the Fund is subject to U.S. corporate income tax on its U.S. taxable income. Such taxable income generally would include all of the Fund's net income from the MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make payments on the common shares. The Fund will also be obligated to pay state income tax on its taxable income, either because the states follow the federal election or because the states separately impose a tax on the Fund.

        The MLPs in which the Fund intends to invest generally are treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, the Fund will be required to report its allocable share of MLP income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

        The Fund intends to invest in energy MLPs, so the Fund anticipates that the majority of the Fund's items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of the Fund's capital, which may be unrelated to energy ventures.

        In general, for certain periods in the investment life cycle, energy ventures historically have generated taxable income in amounts less than the amount of cash distributions that they have produced. The Fund anticipates that it will not incur U.S. federal income tax on a significant portion of its cash flow received, particularly after taking into account the Fund's current operating expenses. However, the Fund's particular investments may not perform consistently with historical patterns in the industry, and additional tax may be incurred by the Fund.

        Although the Fund intends to hold the interests in the MLPs for investment, the Fund is likely to sell interests in a particular MLP from time to time. On any such sale, the Fund generally will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and the Fund's tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to the Fund that will shift to the purchaser on the sale. The Fund's tax basis in an MLP is the amount paid for the interest, decreased for any distributions of cash received by the Fund in excess of the Fund's allocable share of taxable income and decreased by the Fund's allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. No favorable federal income tax rate applies to long-term capital gains for entities treated as corporations for federal income tax purposes, such as the Fund. Thus, the Fund will be subject to federal income tax on its long-term capital gains, like ordinary income, at rates of up to 35%.

        In calculating the Fund's alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

        The Fund is not treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because the Fund invests a substantial portion of its Managed Assets in MLPs that invest in energy ventures, the Fund does not meet such tests under current law. In contrast to the tax rules that will apply to the Fund, a regulated investment company generally does not pay corporate income tax. Thus, the regulated investment company taxation rules have no application to the Fund or common shareholders of the Fund.

Taxation of the Shareholders

        Distributions. The Fund's distributions will be treated as dividends to common shareholders to the extent of the Fund's current or accumulated earnings and profits as determined for federal income tax purposes.

        As discussed in greater detail below, prior to 2011, dividends that qualify as "qualified dividend income" are generally taxed to individuals at a maximum 15% rate if certain holding period and other requirements are met. After 2010, individuals will be taxed at ordinary rates on dividend income. The current maximum rate for individuals on ordinary income is 35%. This rate is scheduled to increase to 39.6% after 2010. Corporations are generally subject to tax on dividends at a maximum 35% rate, but corporations may be eligible to exclude 70% of the dividends if certain holding period requirements are met by the common shareholder receiving such dividend. Common shareholders that are not U.S. persons are generally subject to a 30% withholding tax, unless (i) the common shareholder's interest in the Fund is effectively connected to a U.S. trade or business and the common shareholder provides the Fund with a Form W-8ECI signed under penalties of perjury (in which case, the common shareholder will be subject to the normal U.S. graduated rates) or (ii) the common shareholder is eligible for the benefits of a U.S. income tax treaty and provides the Fund with a Form W-8BEN signed under penalties of perjury (in which case, the common shareholder will be subject to the rate of withholding provided for in the relevant treaty).

        If a Fund distribution exceeds the Fund's current and accumulated earnings and profits, the distribution will be treated as a non-taxable adjustment to the basis of the common shares to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the common shares is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2010. Corporations are taxed on capital gains at their ordinary graduated rates.

        Because unsevered natural resources are viewed as interests in real property for some purposes of the Code, depending upon the nature and location of the MLPs' assets, the Fund could from time to time be classified as a U.S. real property holding corporation. If the Fund is classified as a U.S. real property holding corporation, dispositions of interests in the Fund by a non-U.S. common shareholder and distributions in excess of a non-U.S. common shareholder's basis may be subject to 10% withholding.

        A corporation's earnings and profits are generally calculated by making certain adjustments to the corporation's reported taxable income. Based upon the historic performance of similar MLPs, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed the Fund's earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its common shareholders for federal income tax purposes.

        Special rules apply to the calculation of earnings and profits for corporations invested in energy ventures. The Fund's earnings and profits will be calculated using (i) straight-line depreciation rather than a percentage depletion method and (ii) five-year and ten-year amortization of drilling costs and exploration and development costs, respectively. Thus, these deductions may be significantly lower for purposes of calculating earnings and profits than they are for purposes of calculating taxable income. Because of these differences, the Fund may make distributions out of earnings and profits, treated as dividends, in years in which Fund distributions exceed the Fund's taxable income.

        The maximum federal income tax rate for individuals on qualified dividend income is currently generally 15% for tax years ending on or before December 31, 2010, unless such favorable treatment is repealed sooner by new legislation. The portion of the Fund's distributions treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes, subject to certain holding period and other requirements. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2010, with the maximum marginal federal income tax rate being 39.6%.

        A common shareholder participating in the Fund's automatic dividend reinvestment plan will be taxed upon the reinvested amount as if actually received by the participating common shareholder and the participating common shareholder reinvested such amount in additional Fund common shares.

        The Fund will notify common shareholders annually as to the federal income tax status of Fund distributions to them.

        Sale of Shares. Upon the sale of common shares, a common shareholder will generally recognize capital gain or loss measured by the difference between the amount received on the sale and the common shareholder's tax basis of common shares sold. As discussed above, such tax basis may be less than the price paid for the common shares as a result of Fund distributions in excess of the Fund's earnings and profits. Such capital gain or loss will generally be long-term capital gain or loss, if such common shares were capital assets held for more than one year.

        Information Reporting and Withholding. The Fund will be required to report annually to the IRS, and to each common shareholder, the amount of distributions and consideration paid in redemptions, and the amount withheld for federal income taxes, if any, for each calendar year, except as to exempt holders (including certain corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, and individual retirement accounts). Each common shareholder (other than common shareholders who are not subject to the reporting requirements without supplying any documentation) will be required to provide the Fund, under penalties of perjury, an IRS Form W-9, Form W-8BEN, Form W-8ECI or an equivalent form containing the common shareholder's name, address, correct federal taxpayer identification number and a statement that the common shareholder is not subject to backup withholding. Should a non-exempt common shareholder fail to provide the required certification, backup withholding will apply. The current backup withholding rate for domestic persons is 28%, but such rate is scheduled to increase to 31% after December 31, 2010. As mentioned above, non-U.S. persons may be subject to withholding tax at a rate of 30%, if appropriate documentation demonstrating eligibility for a lower rate is not provided. Backup withholding is not an additional tax. Any such withholding will be allowed as a credit against the common shareholder's federal income tax liability provided the required information is furnished to the IRS.

Tax Consequences of Certain Investments

        Federal Income Taxation of MLPs. MLPs are generally intended to be taxed as partnerships for federal income tax purposes. As a partnership, an MLP is treated as a pass-through entity for federal income tax purposes. This means that the federal income items of the MLP, though calculated and determined at the partnership level, are allocated among the partners in the MLP and are included directly in the calculation of the taxable income of the partners whether or not cash flow is distributed from the MLP. The MLP files an information return, but normally pays no federal income tax.

        MLPs are often publicly traded. Publicly traded partnerships are generally treated as corporations for federal income tax purposes. However, if an MLP satisfies certain income character requirements, the MLP will generally continue to be treated as partnership for federal income tax purposes. Under these requirements, an MLP must receive at least 90% of its gross income from certain "qualifying income" sources.

        Qualifying income for this purpose generally includes interest, dividends, real property rents, real property gains, and income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). As discussed above, the Fund currently invests in energy MLPs, so the income of the MLPs should qualify as qualifying income.

        As discussed above, the tax items of an MLP are allocated through to the partners of the MLP whether or not an MLP makes any distributions of cash. In part because estimated tax payments are payable quarterly, partnerships often make quarterly cash distributions. A distribution from a partnership will generally be treated as a non-taxable adjustment to the basis of the Fund's interest in the partnership to the extent of such basis, and then as gain to the extent of the excess distribution. The gain will generally be capital gain, but a variety of rules could potentially recharacterize the gain as ordinary income. The Fund's initial tax basis is the price paid for the MLP interest plus any debt of the MLP allocated to the Fund. The tax basis is decreased for distributions and allocations of deductions (such as percentage depletion) and losses, and increased for capital contributions and allocations of net income and gains.

        When interests in a partnership are sold, the difference between (i) the sum of the sales price and the Fund's share of debt of the partnership that will be allocated to the purchaser and (ii) the Fund's adjusted tax basis will be taxable gain or loss, as the case may be.

        The Fund should receive a Form K-1 from each MLP, showing its share of each item of MLP income, gain, loss, deductions and expense. The Fund will use that information to calculate its taxable income and its earnings and profits.

        Because the Fund has elected to be taxed as a corporation, the Fund will report the tax items of the MLPs and any gain or loss on the sale of interests in the MLPs. The Fund's common shareholders will be viewed for federal income tax purposes as having income or loss on their investment in the Fund rather than in the underlying MLPs. Common shareholders will receive a Form 1099 from the Fund based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs in which the Fund invests.

        Other Investments. The Fund may attempt to, generate premiums from the sale of call options. These premiums typically will result in short-term capital gains to the Fund. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may cause the Fund to realize capital gains or losses at inopportune times.

        Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) or (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.


                 Performance Related and Comparative Information

        The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (1) other investment companies listed in the rankings prepared by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (2) the Standard & Poor's Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper Inc., that the Fund believes to be generally accurate.

        From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

        The Fund's "average annual total return" is computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

        Average Annual Total Return will be computed as follows:

               ERV = P(1+T)/n/

        Where   P = a hypothetical initial payment of $1,000
                T = average annual total return n = number of years
              ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

        The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

        Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

        Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

               ATV/D/ = P(1+T)/n/

        Where:  P = a hypothetical initial investment of $1,000
                T = average annual total return (after taxes on distributions) n = number of years
           ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

        Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

               ATV/DR/ = P(1+T)/n/

        Where:  P = a hypothetical initial investment of $1,000
                T = average annual total return (after taxes on distributions and redemption)
                n = number of years
          ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

        Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

               Yield = 2 [( a-b/cd +1)/6/ - 1]

        Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
                d = the maximum offering price per share on the last day of the period

        Past performance is not indicative of future results. At the time shareholders sell their shares, they may be worth more or less than their original investment.


                                     Experts

        The Financial Statements of the Fund as of November 30, 2009, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their report thereon incorporated by reference in this Statement of Additional Information, and is incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing services. Deloitte & Touche LLP provides auditing services to the Fund. The principal business address of Deloitte & Touche LLP is 111 South Wacker Drive, Chicago, Illinois 60606.


                   Custodian, Administrator and Transfer Agent

        PFPC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as custodian for the Fund. As such, PFPC Trust Company (which will be renamed PNC Trust Company effective June 7, 2010) has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, is the transfer, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. PNC Global Investment Servicing (U.S.) Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm and providing the independent registered public accounting firm with certain Fund accounting information; and providing other continuous accounting and administrative services.


                             Additional Information

        A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission. The Fund's Prospectus, any Prospectus Supplement and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus, and Prospectus Supplement and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                            Financial Statements and
             Report of Independent Registered Public Accounting Firm

        The Fund's financial statements and financial highlights and the report of Deloitte & Touche LLP thereon, contained in the Annual Report for the year ended November 30, 2009 contained in the Fund's Form N-CSR filed with the Commission on January 27, 2010 are hereby incorporated by reference into, and are made part of, this Statement of Additional Information. A copy of such Annual Report must accompany the delivery of this Statement of Additional Information.

                                       F-1

                                   Appendix A

        Standard & Poor's Ratings Group -- A brief description of the applicable Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

        A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term Issue Credit Ratings

        Issue credit ratings are based in varying degrees, on the following considerations:

          o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

          o    Nature of and provisions of the obligation; and

          o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

        An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

        An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

        An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

        An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

        Obligations rated `BB,' `B,' `CCC,' `CC,' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

        An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

        An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

        An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

        An obligation rated `CC' is currently highly vulnerable to nonpayment.

C

        The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

        An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

        The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

        The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

        The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

        Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

        The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

        Not rated.

        Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

        Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA,' `AA,' `A,' `BBB,' commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

        Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

          o Chapter 1 Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

          o Chapter 2 Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

        Note rating symbols are as follows:

SP-1

        Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

        Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

        Speculative capacity to pay principal and interest.

Commercial Paper

        An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1

        A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

        A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

        A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

        A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

        A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

        A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Debt Ratings

Aaa

        Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

        Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A

        Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

        Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

        Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

        Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

        Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

        Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

        Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

        There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

        This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

        This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

        This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

        This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

        In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

        This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

        This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

        This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

        This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Commercial Paper

        Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

        Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

        Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

        Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

                                      A-9

P-3

        Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

        Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

        Fitch Rating Services, Inc.-- A brief description of the applicable Fitch Rating Services, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

        International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings." The following scale applies to foreign currency and local currency ratings.

        International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

AAA

        Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

        Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

        High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                                      A-10

BBB

        Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

        Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

        Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

        High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D

        Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

        Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

                                      A-11

Short-Term Credit Ratings

        International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings." The following scale applies to foreign currency and local currency ratings.

        A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

        International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1

        Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

        Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

        Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

        Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

        High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

        Default. Denotes actual or imminent payment default.

                                      A-12

Notes to Long-term and Short-term ratings:

        "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC,' or to Short-term ratings other than `F1'.

        `NR' indicates that Fitch does not rate the issuer or issue in question.

        `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

        Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

        A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                      A-13

                                   Appendix B

                           Energy Income Partners, LLC

                      Proxy Voting Policies and Procedures


If an Advisor exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the Advisor to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an Advisor's fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the Advisor exercises investment or voting discretion, in a manner consistent with the best interest of the client.

Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

          o    ensuring that proxies are voted in the best interest of clients;

          o addressing material conflicts that may arise between EIP's interests and those of its clients in the voting of proxies;

          o disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client's securities;

          o describing to clients EIP's proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.

Engagement of RiskMetrics Group

With the aim of ensuring that proxies are voted in the best interest of EIP clients, EIP has engaged RiskMetrics Group ("RiskMetrics"), formerly known as Institutional Shareholder Services, as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP has directed RiskMetrics to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.


Conflicts of Interest in Proxy Voting

There may be instances where EIP's interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by RiskMetrics, an independent third party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with RiskMetrics's own pre-existing proxy voting guidelines.

Disclosure on How Proxies Were Voted

EIP will disclose to clients in its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures.

It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP's books and records.


Proxy Materials

EIP personnel will instruct custodians to forward to RiskMetrics all proxy materials received on securities held in EIP client accounts.

Limitations

In certain circumstances, where EIP has determined that it is consistent with the client's best interest, EIP will not take steps to ensure that proxies are voted on securities in the client's account. The following are circumstances where this may occur:

*Limited Value: Proxies will not be required to be voted on securities in a client's account if the value of the client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client's account.

*Securities Lending Program: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client's account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

*Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

Oversight of Policy

The CCO is responsible for overseeing these proxy voting policies and procedures. In addition, the CCO will review these policies and procedures not less than annually with a view to determining whether their implementation has been effective and that they are operating as intended and in such a fashion as to maintaining EIP's compliance with all applicable requirements.

Recordkeeping on Proxies

It is the responsibility of EIP's CCO to ensure that the following proxy voting records are maintained:

          o    a copy of EIP's proxy voting policies and procedures;

          o a copy of all proxy statements received on securities in client accounts (EIP may rely on RiskMetrics or the SEC's EDGAR system to satisfy this requirement);

          o a record of each vote cast on behalf of a client (EIP relies on RiskMetrics to satisfy this requirement);

          o a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;

          o a copy of each written client request for information on how proxies were voted on the client's behalf or for a copy of EIP's proxy voting policies and procedures, and

          o a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP's proxy voting policies and procedures.

The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.


For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.

                                   Appendix A
                             Proxy Voting Guidelines
                       ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS's 2010 proxy voting policy guidelines.

Routine/Miscellaneous:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent;

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

     o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     o    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

     o Non-audit ("other") fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors:

Votes on director nominees should be determined on a CASE-BY-CASE basis.

Four fundamental principles apply when determining votes on director nominees:

     o    Board Accountability

     o    Board Responsiveness

     o    Director Independence

     o    Director Competence

Board Accountability

Problematic Takeover Defenses

VOTE WITHHOLD/AGAINST(1) the entire board of directors (except new nominees(2), who should be considered on a CASE-by-CASE basis), if:

     o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

___________________
(1) In general, companies with a plurality vote standard use "Withhold" as the valid contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(2) A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

     o The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote withhold/against every year until this feature is removed;

     o The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

     o The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

     o The date of the pill's adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

     o    The issuer's rationale;

     o    The issuer's governance structure and practices; and

     o    The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

     o The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

     o The company receives an adverse opinion on the company's financial statements from its auditor; or

     o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:

     o Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

     o There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

     o The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm's equity plan;

     o The company fails to submit one-time transfers of stock options to a shareholder vote;

     o The company fails to fulfill the terms of a burn rate commitment made to shareholders;

     o The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Other Problematic Governance Practices

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

     o The company's proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

     o The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

          -    A classified board structure;

          -    A supermajority vote requirement;

          - Majority vote standard for director elections with no carve out for contested elections;

          -    The inability for shareholders to call special meetings;

          -    The inability for shareholders to act by written consent;

          -    A dual-class structure; and/or

          -    A non-shareholder approved poison pill.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

     o Material failures of governance, stewardship, or fiduciary responsibilities at the company;

     o    Failure to replace management as appropriate; or

     o Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

                                      B-7

     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

     o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:

     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     o The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

     o    The full board is less than majority independent.

Director Competence

Vote AGAINST or WITHHOLD from individual directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director's absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

          -    Degree to which absences were due to an unavoidable conflict;

          -    Pattern of absenteeism; and

          - Other extraordinary circumstances underlying the director's absence;

     o    Sit on more than six public company boards;

     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     o Long-term financial performance of the target company relative to its industry;

     o    Management's track record;

     o    Background to the proxy contest;

                                      B-8

          o    Qualifications of director nominees (both slates);

          o Strategic plan of dissident slate and quality of critique against management;

          o Likelihood that the proposed goals and objectives can be achieved (both slates);

          o    Stock ownership positions.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

          - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

          - serves as liaison between the chairman and the independent directors;

          -    approves information sent to the board;

          -    approves meeting agendas for the board;

          - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

          -    has the authority to call meetings of the independent directors;

          - if requested by major shareholders, ensures that he is available for consultation and direct communication;

     o    Two-thirds independent board;

     o    All independent key committees;

     o    Established governance guidelines;

     o A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

     o The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

                                       B-9

          -    Egregious compensation practices;

          - Multiple related-party transactions or other issues putting director independence at risk;

          -    Corporate and/or management scandals;

          -    Excessive problematic corporate governance provisions; or

          - Flagrant board or management actions with potential or realized negative impact on shareholders.

Shareholder Rights & Defenses:

Net Operating Loss (NOL) Protective Amendments

For management proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses ("NOLs"), the following factors should be considered on a CASE-BY-CASE basis:

     o The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

     o    The value of the NOLs;

     o Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

     o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

     o    Any other factors that may be applicable.

Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     o    Shareholders have approved the adoption of the plan; or

     o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

                                       B-10

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     o    No lower than a 20% trigger, flip-in or flip-over;

     o    A term of no more than three years;

     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification.
For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOLs"), the following factors are considered on a CASE-BY-CASE basis:

     o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

     o    The value of the NOLs;

     o    The term;

     o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

     o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

     o    Any other factors that may be applicable.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders' ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

                                       B-11

     o    Shareholders' current right to call special meetings;

     o Minimum ownership threshold necessary to call special meetings (10% preferred);

     o    The inclusion of exclusionary or prohibitive language;

     o    Investor ownership structure; and

     o Shareholder support of and management's response to previous shareholder proposals.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

     o    Ownership structure;

     o    Quorum requirements; and

     o    Supermajority vote requirements.

Capital/Restructuring:

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     o    Past Board Performance:

          o The company's use of authorized shares during the last three years;

          o    One- and three-year total shareholder return; and

          o    The board's governance structure and practices;

     o    The  Current Request:

          o Disclosure in the proxy statement of the specific reasons for the proposed increase;

          o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model, which examines the company's need for shares and its three-year total shareholder return; and

          o    Risks to shareholders of not approving the request.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

                                       B-12

     o    Past Board Performance:

          o The company's use of authorized preferred shares during the last three years;

          o    One- and three-year total shareholder return; and

          o    The board's governance structure and practices;

     o    The Current Request:

          o Disclosure in the proxy statement of specific reasons for the proposed increase;

          o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model, which examines the company's need for shares and three-year total shareholder return; and

          o Whether the shares requested are blank check preferred shares, and whether they are declawed.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

Mergers and Acquisitions

Vote CASE - BY - CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support

                                       B-13

          or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Compensation:

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

     1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

     2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

     3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

     4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

     5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     o    The total cost of the company's equity plans is unreasonable;

                                       B-14

     o The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

     o The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

     o The company's three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

     o Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

     o    The plan is a vehicle for problematic pay practices.

Other Compensation Proposals and Policies

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices- dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

     o There is a misalignment between CEO pay and company performance (pay for performance);

     o    The company maintains problematic pay practices;

     o The board exhibits poor communication and responsiveness to shareholders.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

     o Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives' short- and long-term incentive awards: disclosure, explanation of their alignment with the company's business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

                                       B-15

     o Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives' pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay "ratcheting" due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

     o Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO's latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Pay for Performance
Evaluate the alignment of the CEO's pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders' perspective, performance is predominantly gauged by the company's stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

     o Whether a company's one-year and three-year total shareholder returns ("TSR") are in the bottom half of its industry group (i.e., four-digit GICS - Global Industry Classification Group); and

     o Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company's total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO's pay relative to the company's TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company's pay for performance linkage.

                                       B-16

Problematic Pay Practices The focus is on executive compensation practices that contravene the global pay principles, including:

     o Problematic practices related to non-performance-based compensation elements;

     o    Incentives that may motivate excessive risk-taking; and

     o    Options Backdating.

Non-Performance based Compensation Elements
Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements. While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG's Compensation FAQ document:
http://www.riskmetrics.com/policy/2010_compensation_FAQ:

     o Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

     o Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

     o Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

     o Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties ("Single Triggers"); new or materially amended agreements that provide for "modified single triggers" (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including "modified gross-ups");

     o Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)

     o Dividends or dividend equivalents paid on unvested performance shares or units;

     o Executives using company stock in hedging activities, such as "cashless" collars, forward sales, equity swaps or other similar arrangements; or

     o Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

                                       B-17

     o    Guaranteed bonuses;

     o    A single performance metric used for short- and long-term plans;

     o    Lucrative severance packages;

     o    High pay opportunities relative to industry peers;

     o    Disproportionate supplemental pensions; or

     o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

     o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

     o    Duration of options backdating;

     o    Size of restatement due to options backdating;

     o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

     o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-by-CASE analysis approach allows distinctions to be made between companies that had "sloppy" plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:

     o    Poor disclosure practices, including:

          - Unclear explanation of how the CEO is involved in the pay setting process;

                                       B-18

          -    Retrospective performance targets and methodology not discussed;

          - Methodology for benchmarking practices and/or peer group not disclosed and explained.

     o Board's responsiveness to investor input and engagement on compensation issues, for example:

          - Failure to respond to majority-supported shareholder proposals on executive pay topics; or

          - Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

     o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     o Rationale for the re-pricing--was the stock price decline beyond management's control?

     o    Is this a value-for-value exchange?

     o    Are surrendered stock options added back to the plan reserve?

     o Option vesting--does the new option vest immediately or is there a black-out period?

     o Term of the option--the term should remain the same as that of the replaced option;

     o    Exercise price--should be set at fair market or a premium to market;

     o    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Shareholder Proposals on Compensation Advisory Vote on Executive
Compensation (Say-on-Pay)

                                       B-19

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

     o    If the company has adopted a formal recoupment bonus policy;

     o If the company has chronic restatement history or material financial problems; or

     o If the company's policy substantially addresses the concerns raised by the proponent.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

     o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

          -    Rigorous stock ownership guidelines, or

          - A holding period requirement coupled with a significant long-term ownership requirement, or

          -    A meaningful retention ratio,

     o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

                                       B-20

     o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.

6. Social/Environmental Issues:

Overall Approach

     o When evaluating social and environmental shareholder proposals, RMG considers the following factors:

     o Whether adoption of the proposal is likely to enhance or protect shareholder value;

     o Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

     o The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

     o Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

     o Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     o Whether the company's analysis and voting recommendation to shareholders are persuasive;

     o What other companies have done in response to the issue addressed in the proposal;

     o Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

     o Whether implementation of the proposal's request would achieve the proposal's objectives;

     o Whether the subject of the proposal is best left to the discretion of the board;

     o Whether the requested information is available to shareholders either from the company or from a publicly available source; and

     o Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Board Diversity

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

                                      B-21

     o The gender and racial minority representation of the company's board is reasonably inclusive in relation to companies of similar size and business; and

     o The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

     o The degree of existing gender and racial minority diversity on the company's board and among its executive officers;

     o The level of gender and racial minority representation that exists at the company's industry peers;

     o The company's established process for addressing gender and racial minority board representation;

     o Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

     o    The independence of the company's nominating committee;

     o The company uses an outside search firm to identify potential director nominees; and

     o Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

     o The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

     o The company's level of disclosure is comparable to that of industry peers; and

     o There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

                                      B-22

     o Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

     o    Whether company disclosure lags behind industry peers;

     o Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

     o The feasibility of reduction of GHGs given the company's product line and current technology and;

     o Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

     o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed. Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

                                      B-23

     o The degree to which existing relevant policies and practices are disclosed;

     o Whether or not existing relevant policies are consistent with internationally recognized standards;

     o Whether company facilities and those of its suppliers are monitored and how;

     o Company participation in fair labor organizations or other internationally recognized human rights initiatives;

     o Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

     o Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

     o    The scope of the request; and

     o    Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

                                      B-24